As filed with the Securities and Exchange Commission on December 29, 2004

File Nos. 33-97598 and 811-09102

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 29	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 31	☒

(Check appropriate box or boxes)

iShares,® Inc.

(Exact Name of Registrant as Specified in Charter)

c/o Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 597-2000

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copies to:

W. JOHN MCGUIRE, ESQ.	RICHARD MORRIS, ESQ.
MORGAN, LEWIS & BOCKIUS LLP	BARCLAYS GLOBAL INVESTORS, N.A.
1111 PENNSYLVANIA AVE., NW	45 FREMONT STREET
WASHINGTON, DC 20004	SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☒ On December 30, 2004 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ The post-effective amendment designates a new effective date for a previously filed post-effective amendment

iShares®

iShares, Inc.

iShares, Inc. consists of 24 separate investment portfolios called “Funds.” Each Fund described in this Prospectus seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region compiled by Morgan Stanley Capital International Inc. (the “Index Provider”). This Prospectus relates to the following Funds:

iShares MSCI Australia Index Fund

iShares MSCI Austria Index Fund

iShares MSCI Belgium Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Index Fund

iShares MSCI Netherlands Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

Barclays Global Fund Advisors (“BGFA”) is the investment adviser to each Fund.

iShares, Inc. (the “Company”) is a registered investment company. The shares of the Company are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange. Market prices for a Fund’s shares may be different from its net asset value per share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems shares at NAV only in blocks that range from 40,000 to 600,000 shares or multiples thereof, depending on the Fund (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated January 1, 2005

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Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in the iShares® Funds. It contains important facts about the Company as a whole and each Fund in particular.

An index is a group of securities that the Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

Each Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its “Underlying Index”) developed by the following Index Provider:

Morgan Stanley Capital International, Inc. (“MSCI”) is a leading provider of global indices and benchmark-related products and services to investors worldwide. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI.

BGFA, the investment adviser to each Fund, is a subsidiary of Barclays Global Investors, N.A. (“BGI”). BGFA and its affiliates are not affiliated with the Index Provider.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of the iShares MSCI Index Funds section provides important information about each Fund, including a brief description of each Underlying Index and principal risks specific to that Fund.

Investment Objective

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Principal Investment Strategies

BGFA uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Unlike many investment companies, the Funds do not try to “beat” the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate some of the risks of active management such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Each Fund, except the iShares MSCI Emerging Markets Index Fund, will normally invest at least 95% of its assets in the securities of its Underlying Index and in American Depositary Receipts (“ADRs”) based on the securities in its Underlying Index. Each Fund, except those listed below, will at all times invest at least 90% of its assets in the securities of its Underlying Index and ADRs. In order to provide a Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code and other regulatory requirements and to manage future corporate actions and index changes in the smaller markets, each of the iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Singapore Index, iShares MSCI South Korea Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index and iShares MSCI Taiwan Index Funds will at all times invest at least 80% of its assets in the

®iShares is a registered trademark of Barclays Global Investors, N.A.

iShares

securities of its Underlying Index and ADRs based on securities of its Underlying Index, and at least 90% of its assets in the securities of its Underlying Index or in securities included in the relevant market, but not in its Underlying Index, or in ADRs based on the securities in its Underlying Index.

The iShares MSCI Emerging Markets Index Fund generally will invest at least 90% of its assets in the securities of its Underlying Index or in ADRs and Global Depositary Receipts (“GDRs”) representing such securities. In order to improve portfolio liquidity and give the Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code and other regulatory requirements and to manage future corporate actions and index changes in smaller markets, the iShares MSCI Emerging Markets Index Fund may invest the remainder of its assets in securities that are not included in its Underlying Index or in ADRs and GDRs representing such securities. The iShares MSCI Emerging Markets Index Fund may invest up to 10% of its assets in other iShares Funds that seek to track the performance of equity securities of constituent countries of the MSCI Emerging Markets Index.

Each Fund may also invest its other assets in futures contracts, options on futures contracts, other types of options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

Representative Sampling

“Representative Sampling” is investing in a representative sample of securities in the relevant Underlying Index, which have a similar investment profile as the relevant Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuations, asset valuations, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between each Fund’s performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called “tracking error.” A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication. Replication is a strategy in which a Fund invests in substantially all of the securities in its Underlying Index in approximately the same proportions as in the Underlying Index.

Industry Concentration Policy

Each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its Underlying Index, the Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its Underlying Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its Underlying Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy.

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Each of the iShares MSCI Austria Index, iShares MSCI Australia Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Canada Index, iShares MSCI Emerging Markets Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Netherlands Index, iShares MSCI Pacific ex-Japan Index, iShares MSCI South Africa Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index, iShares MSCI Taiwan Index and iShares MSCI United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries.

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Principal Risk Factors Common to All Funds

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of that Fund in the Description of the iShares MSCI Index Funds section. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

Each Fund’s NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Foreign Security Risk

Each Fund invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Passive Investments

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in the securities included in, or representative of, its Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

Concentration

If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

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Tracking Error Risk

Imperfect correlation between a Fund’s securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may cause a Fund’s performance to not match the performance of its Underlying Index. This is called “tracking error”. Tracking error may also result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses.

Management Risk

Because each Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index, a Fund is subject to management risk. This is the risk that BGFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Currency Risk

Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if you invest in a Fund if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Emerging Market Risk

Some foreign markets in which the Funds invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. The following Funds invest in emerging markets: the iShares MSCI Brazil Index, iShares MSCI Emerging Markets Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds.

Trading Risk

While the creation/redemption feature of the Funds is designed to make it likely that shares of the Funds will trade close to their NAV, disruptions to creations and redemptions (as has occurred, for example, because of Malaysia’s capital controls) may result in trading prices that differ significantly from NAV.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Market Trading Risks

Absence of Prior Active Market

Although the shares of the Fund described in this Prospectus are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject

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to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any Fund will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of a Fund’s shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained.

Lack of Governmental Insurance or Guarantee

An investment in a Fund is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

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Description of the iShares MSCI Index Funds

iShares MSCI Index Funds

■	iShares MSCI Australia Index Fund
■	iShares MSCI Austria Index Fund
■	iShares MSCI Belgium Index Fund
■	iShares MSCI Brazil Index Fund
■	iShares MSCI Canada Index Fund
■	iShares MSCI Emerging Markets Index Fund
■	iShares MSCI EMU Index Fund
■	iShares MSCI France Index Fund
■	iShares MSCI Germany Index Fund
■	iShares MSCI Hong Kong Index Fund
■	iShares MSCI Italy Index Fund
■	iShares MSCI Japan Index Fund
■	iShares MSCI Malaysia Index Fund
■	iShares MSCI Mexico Index Fund
■	iShares MSCI Netherlands Index Fund
■	iShares MSCI Pacific ex-Japan Index Fund
■	iShares MSCI Singapore Index Fund
■	iShares MSCI South Africa Index Fund
■	iShares MSCI South Korea Index Fund
■	iShares MSCI Spain Index Fund
■	iShares MSCI Sweden Index Fund
■	iShares MSCI Switzerland Index Fund
■	iShares MSCI Taiwan Index Fund
■	iShares MSCI United Kingdom Index Fund

“MSCI Australia IndexSM”, “MSCI Austria IndexSM”, “MSCI Belgium IndexSM”, “MSCI Brazil IndexSM”, “MSCI Canada IndexSM”, “MSCI Emerging Markets IndexSM”, “MSCI EMU IndexSM”, “MSCI France IndexSM”, “MSCI Germany IndexSM”, “MSCI Hong Kong IndexSM”, “MSCI Italy IndexSM”, “MSCI Japan IndexSM”, “MSCI Malaysia IndexSM”, “MSCI Mexico IndexSM”, “MSCI Netherlands IndexSM”, “MSCI Pacific ex-Japan IndexSM”, “MSCI Singapore IndexSM”, “MSCI South Africa IndexSM”, “MSCI South Korea IndexSM”, “MSCI Spain IndexSM”, “MSCI Sweden IndexSM”, “MSCI Switzerland IndexSM”, “MSCI Taiwan IndexSM” and “MSCI United Kingdom IndexSM” are servicemarks of Morgan Stanley Capital International and have been licensed for use for certain purposes by BGI. The Funds are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representations regarding the advisability of investing in shares of the Trust.

Description of the iShares MSCI Index Funds

iShares MSCI Australia Index Fund

CUSIP: 464286103

Trading Symbol: EWA

Underlying Index: MSCI Australia Index

Investment Objective

The iShares MSCI Australia Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Australian Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were National Australia Bank Ltd., BHP Billiton Ltd., and Commonwealth Bank of Australia and its three largest industries were banks, materials and real estate. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Australian economy is dependent on the economies of Asia, Europe and the United States as key trading partners and, in particular, on the price and demand for agricultural products and natural resources. Asia includes countries in all stages of economic development, although most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. Recently, the economies in the Asian region have suffered significant downturns as well as significant volatility. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union, and many are also members of European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. The United States is Australia’s single largest trade and investment partner and is susceptible to sustained increases in energy prices, weakness in the labor market, and rising long-term interest rates.

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Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 9.22%. The best calendar quarter return during the period shown above was 17.67% in the 4th quarter of 2001; the worst was -15.81% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	49.82%	10.03%	6.73%
Return After Taxes on Distributions[2]	48.85%	9.14%	5.85%
Return After Taxes on Distributions and Sale of Fund Shares[2]	33.08%	8.17%	5.30%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	49.46%	9.92%	7.07%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Australia Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 200,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $2,890,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $2,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,890,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $22,213 if the Creation Unit is redeemed after one year, $59,375 if the Creation Unit is redeemed after three years, $99,888 if the Creation Unit is redeemed after five years, and $217,875 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

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iShares MSCI Austria Index Fund

CUSIP: 464286202

Trading Symbol: EWO

Underlying Index: MSCI Austria Index

Investment Objective

The iShares MSCI Austria Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Austrian market, as represented by the MSCI Austria Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Vienna Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Erste Bank Oester. Spk., Telekom Austria AG and OMV AG and its three largest industries were banks, telecommunication services and materials. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Austrian economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU, each of which may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

iShares MSCI Austria Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 32.56%. The best calendar quarter return during the period shown above was 21.43% in the 4th quarter of 2003; the worst was-23.45% in the 3rd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	58.46%	7.73%	4.41%
Return After Taxes on Distributions[2]	58.46%	7.54%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares[2]	38.70%	6.65%	3.70%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	56.96%	7.70%	5.42%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

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Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $600 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $1,775,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $600 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,775,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $11,900 if the Creation Unit is redeemed after one year, $34,736 if the Creation Unit is redeemed after three years, $59,630 if the Creation Unit is redeemed after five years, and $132,132 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Austria Index Fund

iShares MSCI Belgium Index Fund

CUSIP: 464286301

Trading Symbol: EWK

Underlying Index: MSCI Belgium Index

Investment Objective

The iShares MSCI Belgium Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Brussels Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Fortis Belgium, Dexia and Electrabel and its three largest industries were diversified financials, banks and utilities. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Belgian economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU, each of which may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 21.63%. The best calendar quarter return during the period shown above was 30.06% in the 2nd quarter of 2003; the worst was -25.68% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	41.06%	-4.31%	5.17%
Return After Taxes on Distributions[2]	38.81%	-5.24%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares[2]	27.99%	-3.96%	3.68%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	35.33%	-6.65%	5.36%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Belgium Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 40,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $700 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $634,400. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $700 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $634,400 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $5,221 if the Creation Unit is redeemed after one year, $13,377 if the Creation Unit is redeemed after three years, $22,268 if the Creation Unit is redeemed after five years, and $48,160 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Brazil Index Fund

CUSIP: 464286400

Trading Symbol: EWZ

Underlying Index: MSCI Brazil Index

Investment Objective

The iShares MSCI Brazil Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Bolsa de Valores de São Paulo. As of September 30, 2004, the Index’s three largest stocks were Petroleo Brasilerio SA—Pref., Petroleo Brasilerio SA and Companhia Vale do Rio Doce Class A and its three largest industries were materials, energy and banks. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

Brazil has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. In addition, the Brazilian economy may be significantly affected by the economies of other Latin American countries. High interest, inflation, and unemployment rates generally characterize the economies in Latin American countries. Currency devaluations in any one Latin American country can have a significant affect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.

iShares MSCI Brazil Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 9.91%. The best calendar quarter return during the period shown above was 40.50% in the 4th quarter of 2002; the worst was -40.27% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	Since Fund Inception[1]
Fund:
Return Before Taxes	113.03%	-2.23%
Return After Taxes on Distributions[2]	112.27%	-2.97%
Return After Taxes on Distributions and Sale of Fund Shares[2]	73.90%	-2.29%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	115.01%	0.47%

1	Inception date: 7/10/2000.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.74%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $926,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $2,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $926,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $11,780 if the Creation Unit is redeemed after one year, $26,645 if the Creation Unit is redeemed after three years, $42,804 if the Creation Unit is redeemed after five years, and $89,623 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Brazil Index Fund

iShares MSCI Canada Index Fund

CUSIP: 464286509

Trading Symbol: EWC

Underlying Index: MSCI Canada Index

Investment Objective

The iShares MSCI Canada Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Toronto Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Royal Bank of Canada, Bank of Nova Scotia and EnCana Corp. and its three largest industries were energy, banks and materials. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Canadian economy may be significantly affected by the U.S. economy, given that the U.S. is Canada’s largest trading partner and foreign investor. Canada is a major producer in forest products, mines and metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 8.74%. The best calendar quarter return during the period shown above was 21.44% in the 4th quarter of 1999; the worst was -24.40% in the 3rd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	53.34%	11.46%	10.38%
Return After Taxes on Distributions[2]	53.58%	9.94%	9.19%
Return After Taxes on Distributions and Sale of Fund Shares[2]	35.66%	9.56%	8.78%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	54.60%	12.01%	11.12%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Canada Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,900 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $1,543,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,900 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,543,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $13,093 if the Creation Unit is redeemed after one year, $32,926 if the Creation Unit is redeemed after three years, $54,548 if the Creation Unit is redeemed after five years, and $117,517 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Emerging Markets

Index Fund

Cusip: 464287234

Trading Symbol: EEM

Underlying Index: MSCI Emerging Markets Index

Investment Objective

The iShares MSCI Emerging Markets Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index (the “Index”). The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategy

The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. As of September 30, 2004, the Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. As of September 30, 2004, the Index’s three largest stocks were Samsung Electronics Co. Ltd., Anglo American PLC and Taiwan Semiconductor Manufacturing Co. Ltd. and its three largest industries were materials, banks and energy. The Fund uses a Representative Sampling strategy to try to track the Index.

In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that that seek to track the performance of equity securities of constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Emerging market countries include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Performance Information

As of the date of the filing of this Prospectus with the SEC, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

iShares MSCI Emerging Markets Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.75%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $7,700 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $8,574,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $7,700 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $8,574,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $81,013 if the Creation Unit is redeemed after one year, $220,722 if the Creation Unit is redeemed after three years, $372,558 if the Creation Unit is redeemed after five years, and $812,344 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI EMU Index Fund

CUSIP: 464286608

Trading Symbol: EZU

Underlying Index: MSCI EMU Index

Investment Objective

The iShares MSCI EMU Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the European Monetary Union (“EMU”) markets, as measured by the MSCI EMU Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks from the following eleven countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. As of September 30, 2004, the Index’s three largest stocks were Total SA, Royal Dutch Petroleum Co. and Nokia OYJ and its three largest industries were banks, energy and telecommunication services. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

EMU countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The EMU was implemented on January 1, 1999, and it is anticipated that additional countries will join the system over time. Also, it is possible that those countries may withdraw from the EMU or that the EMU may be abandoned at some future time. If the EMU were to be abandoned, the Board of Directors would propose a change in the investment objective of the Fund or cause its liquidation.

The economies of EMU countries may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the EMU. The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

iShares MSCI EMU Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 2.01% The best calendar quarter return during the period shown above was 26.00% in the 2nd quarter of 2003; the worst was -28.17 in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	Since Fund Inception[1]
Fund:
Return Before Taxes	42.39%	-6.96%
Return After Taxes on Distributions[2]	42.01%	-7.16%
Return After Taxes on Distributions and Sale of Fund Shares[2]	27.82%	-5.92%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	43.15%	-6.59%

1	Inception date: 7/25/2000.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $8,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $3,101,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $8,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,101,500 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $34,654 if the Creation Unit is redeemed after one year, $74,467 if the Creation Unit is redeemed after three years, $117,868 if the Creation Unit is redeemed after five years, and $244,268 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

CUSIP: 464286707

Trading Symbol: EWQ

Underlying Index: MSCI France Index

Investment Objective

The iShares MSCI France Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Paris Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Total SA, BNP Paribas SA and Aventis SA and its three largest industries were energy, banks and pharmaceuticals and biotechnology. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The French economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 3.23%. The best calendar quarter return during the period shown above was 26.03% in the 2nd quarter of 2003; the worst was -27.88 in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	39.62%	0.94%	9.02%
Return After Taxes on Distributions[2]	39.29%	0.50%	8.54%
Return After Taxes on Distributions and Sale of Fund Shares[2]	26.10%	0.69%	7.77%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	40.22%	1.22%	9.27%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI France Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 200,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,900 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $4,220,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $2,900 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,220,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $31,230 if the Creation Unit is redeemed after one year, $85,502 if the Creation Unit is redeemed after three years, $144,668 if the Creation Unit is redeemed after five years, and $316,978 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Germany Index Fund

CUSIP: 464286806

Trading Symbol: EWG

Underlying Index: MSCI Germany Index

Investment Objective

The iShares MSCI Germany Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Frankfurt Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Siemens AG, Deutsche Bank AG and Deutsche Telekom AG and its three largest industries were utilities, materials and capital goods. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The German economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. Germany continues with is efforts to integrate the area that was formerly known as East Germany, battling the costs of building infrastructure and higher unemployment rates.

iShares MSCI Germany Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was -2.54%. The best calendar quarter return during the period shown above was 38.44% in the 2nd quarter of 2003; the worst was -36.46% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	63.09%	-2.78%	5.30%
Return After Taxes on Distributions[2]	62.61%	-3.63%	4.64%
Return After Taxes on Distributions and Sale of Fund Shares[2]	41.24%	-2.65%	4.35%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	63.80%	-2.72%	5.80%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 300,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $4,722,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $ 4,722,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $31,465 if the Creation Unit is redeemed after one year, $92,216 if the Creation Unit is redeemed after three years, $158,444 if the Creation Unit is redeemed after five years, and $351,323 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

CUSIP: 464286871

Trading Symbol: EWH

Underlying Index: MSCI Hong Kong Index

Investment Objective

The iShares MSCI Hong Kong Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of September 30, 2004, the Index’s three largest stocks were Hutchison Whampoa Ltd., Cheung Kong (Holdings) Ltd. and Sun Hung Kai Properties Ltd. and its three largest industries were real estate, utilities and banks. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Hong Kong economy is dependent on the U.S. economy and the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. The willingness and ability of the Chinese government to support the Hong Kong economy and market is uncertain, and changes in the Chinese government’s position could significantly affect Hong Kong’s economy. Asia includes countries in all stages of economic development, although most Asian economies are characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. In the late 1990s, the economies in the Asian region suffered significant downturns and significant volatility increased. Heightened political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 11.78%. The best calendar quarter return during the period shown above was 26.95% in the 4th quarter of 1998; the worst was -30.12% in the 4th quarter of 1997.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	36.82%	3.52%	-0.34%
Return After Taxes on Distributions[2]	36.09%	2.66%	-1.29%
Return After Taxes on Distributions and Sale of Fund Shares[2]	23.92%	2.49%	-0.85%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	38.10%	4.44%	1.84%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Hong Kong Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $832,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $2,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $832,500 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $9,008 if the Creation Unit is redeemed after one year, $19,696 if the Creation Unit is redeemed after three years, $31,348 if the Creation Unit is redeemed after five years, and $65,282 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Italy Index Fund

CUSIP: 464286855

Trading Symbol: EWI

Underlying Index: MSCI Italy Index

Investment Objective

The iShares MSCI Italy Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Milan Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were ENI SpA, Telecom Italia SpA and Assicurazioni Generali SpA and its three largest industries were banks, telecommunication services and energy. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Italian economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU, each of which may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

iShares MSCI Italy Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 7.50%. The best calendar quarter return during the period shown above was 34.44% in the 1st quarter of 1998; the worst was -21.58% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	38.85%	-1.17%	10.45%
Return After Taxes on Distributions[2]	38.41%	-2.02%	9.27%
Return After Taxes on Distributions and Sale of Fund Shares[2]	26.27%	-1.19%	8.76%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	37.83%	-1.52%	10.28%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 150,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $3,202,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,202,500 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $22,103 if the Creation Unit is redeemed after one year, $63,300 if the Creation Unit is redeemed after three years, $108,211 if the Creation Unit is redeemed after five years, and $239,008 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

CUSIP: 464286848

Trading Symbol: EWJ

Underlying Index: MSCI Japan Index

Investment Objective

The iShares MSCI Japan Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Tokyo Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Toyota Motor Corp., NTT DoCoMo Inc. and Canon Inc. and its three largest industries were automobiles and components, technology hardware and equipment and capital goods. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans; over-leveraged corporate balance sheets; an aging workforce; a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility; extensive cross-ownership by major corporations; a changing corporate governance structure; and large government deficits. Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 1.68%. The best calendar quarter return during the period shown above was 26.25% in the 4th quarter of 1998; the worst was -19.80% in the 4th quarter of 1997.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	35.54%	-0.83%	-4.97%
Return After Taxes on Distributions[2]	35.58%	-0.96%	-5.03%
Return After Taxes on Distributions and Sale of Fund Shares[2]	23.14%	-0.67%	-4.07%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	35.91%	-0.05%	-4.26%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Japan Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 600,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $5,796,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $5,796,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $44,920 if the Creation Unit is redeemed after one year, $119,449 if the Creation Unit is redeemed after three years, $200,695 if the Creation Unit is redeemed after five years, and $437,315 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Malaysia Index Fund

CUSIP: 464286830

Trading Symbol: EWM

Underlying Index: MSCI Malaysia Index

Investment Objective

The iShares MSCI Malaysia Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Malayan Banking Bhd, Tenaga Nasional Bhd and Telekom Malaysia Bhd and its three largest industries were banks, food beverages and tobacco and hotel restaurants and leisure. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one-year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The capital controls were subsequently amended and reversed. At the time the capital controls were imposed, the Company suspended creations of the Fund’s shares and advised investors that it would, to the extent possible under the applicable Malaysian regulations, deliver Malaysian Ringgits in satisfaction of redemption requests received. The disruption of the creation/redemption mechanism for the Fund adversely affected the trading market for iShares of the Fund, resulting in their trading at prices that differed materially from their NAV on many days.

In May 2000, the Company commenced offers and redemptions of Creation Units of the Fund for U.S. dollars. There can be no assurance that the Company will be able to offer and redeem such Creation Units on an in-kind basis at any time in the future.

Effective May 2, 2001, the Finance Ministry of Malaysia abolished the exit levy of 10% that had previously applied to profits repatriated by foreign entities such as the Fund. There can be no assurance that this or some other levy will not be reinstated by Malaysian authorities in the future, to the possible detriment of the Fund and its shareholders.

The Malaysian capital controls have been changed in significant ways since they were first adopted and without prior warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders. Since the capital controls were imposed, the iShares of the Fund have often traded at discounts or premiums to their NAV. Since the Company’s decision to permit offers and redemptions of Creation Units of the Fund’s iShares for U.S. dollars, iShares of the Fund have traded at prices that have generally been close to their NAV. However, there can be no assurance that this will continue to be the case.

The Malaysian economy may be significantly affected by the economies of other Southeast Asian countries. Many Southeast Asian economies are characterized by high inflation, undeveloped financial services sectors, and heavy reliance on international trade. In addition, currency devaluations or restrictions, political and social instability, and current economic conditions can result in significant downturns and volatility in the economies of Southeast Asian countries.

iShares MSCI Malaysia Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 6.97%. The best calendar quarter return during the period shown above was 122.01% in the 2nd quarter of 1999; the worst was -46.01% in the 2nd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	25.07%	16.41%	-7.04%
Return After Taxes on Distributions[2]	24.75%	15.94%	-7.33%
Return After Taxes on Distributions and Sale of Fund Shares[2]	16.69%	14.19%	-5.88%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	26.61%	19.78%	-5.82%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $5,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $506,250. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $5,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $506,250 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $13,023 if the Creation Unit is redeemed after one year, $19,474 if the Creation Unit is redeemed after three years, $26,506 if the Creation Unit is redeemed after five years, and $46,987 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Index Fund

CUSIP: 464286822

Trading Symbol: EWW

Underlying Index: MSCI Mexico Index

Investment Objective

The iShares MSCI Mexico Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Mexican Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Telefonos Mexico SA de CV Series L, America Movil SA de CV Series L and Cemex SA de CV Series CPO and its three largest industries were telecommunication services, materials and media. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Mexican economy is heavily dependent on the health of the U.S. economy, because the U.S. is Mexico’s largest trading partner and purchases most of Mexico’s exports. Mexico has suffered from severe currency devaluations in the past, and has been destabilized by local insurrections in certain regions, particularly the State of Chiapas. In addition, the Mexican economy may be significantly affected by the economies of other Latin American countries. High interest, inflation, and unemployment rates generally characterize the economies in Latin American countries. Currency devaluations in any one Latin American country can have a significant affect on the entire Latin American region, including Mexico. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 20.50%. The best calendar quarter return during the period shown above was 35.92% in the 4th quarter of 1999; the worst was -24.30% in the 3rd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	36.24%	12.81%	9.54%
Return After Taxes on Distributions[2]	35.99%	12.16%	8.85%
Return After Taxes on Distributions and Sale of Fund Shares[2]	23.88%	10.86%	8.01%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	32.81%	14.23%	11.53%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Mexico Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,400 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $2,046,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,400 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,046,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $15,129 if the Creation Unit is redeemed after one year, $41,443 if the Creation Unit is redeemed after three years, $70,128 if the Creation Unit is redeemed after five years, and $153,670 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Netherlands Index Fund

CUSIP: 464286814

Trading Symbol: EWN

Underlying Index: MSCI Netherlands Index

Investment Objective

The iShares MSCI Netherlands Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Royal Dutch Petroleum Co., Unilever NV CVA and ING Groep NV and its three largest industries were energy, diversified financials and food beverages and tobacco. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Dutch economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

iShares MSCI Netherlands Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was-2.32%. The best calendar quarter return during the period shown above was 22.23% in the 2nd quarter of 2003; the worst was-30.27% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	25.71%	-6.05%	4.06%
Return After Taxes on Distributions[2]	25.42%	-6.55%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares[2]	17.40%	-5.11%	3.39%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	28.09%	-4.15%	5.73%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $801,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $801,500 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $6,827 if the Creation Unit is redeemed after one year, $17,129 if the Creation Unit is redeemed after three years, $28,360 if the Creation Unit is redeemed after five years, and $61,069 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Netherlands Index Fund

iShares MSCI Pacific ex-Japan Index Fund

CUSIP: 464286665

Trading Symbol: EPP

Underlying Index: Pacific Free ex-Japan Index

Investment Objective

The iShares MSCI Pacific ex-Japan Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Australia, Hong Kong, New Zealand and Singapore markets, as measured by the MSCI Pacific Free ex-Japan Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks from the following four countries: Australia, Hong Kong, New Zealand and Singapore. As of September 30, 2004, the Index’s three largest stocks were National Australia Bank Ltd., BHP Billiton Ltd. and Commonwealth Bank of Australia and its three largest industries were banks, real estate and materials. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Many of the economies of countries of the Pacific region, other than Japan, are in all stages of economic development. The majority of the economies in the Pacific region can be characterized as either developing or newly industrialized. Many of the Pacific region economies can be intertwined, and it is not uncommon for many of the countries to be in recessions at the same time. For example, Hong Kong’s economy has been adversely affected by the Asian economic crisis in the late 1990s, contributing to its recession during that period. As a small open economy, Singapore is particularly vulnerable to external economic influences, including, in the late 1990s, the Asian economic crisis. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy. In addition, many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s four economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region as it has in the past.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 10.63%. The best calendar quarter return during the period shown above was 14.86% in the 2nd quarter 2003; the worst was -11.75% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	Since Fund Inception[1]
Fund:
Return Before Taxes	45.72%	20.57%
Return After Taxes on Distributions[2]	45.13%	19.89%
Return After Taxes on Distributions and Sale of Fund Shares[2]	30.18%	17.38%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	45.77%	20.70%

1	Inception date: 10/25/2001.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Pacific ex-Japan Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.50%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $6,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $7,976,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $6,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $7,976,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $52,747 if the Creation Unit is redeemed after one year, $139,823 if the Creation Unit is redeemed after three years, $234,913 if the Creation Unit is redeemed after five years, and $512,703 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Singapore Index Fund

CUSIP: 464286673

Trading Symbol: EWS

Underlying Index: MSCI Singapore Index

Investment Objective

The iShares MSCI Singapore Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Singaporean markets, as measured by the MSCI Singapore Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Singapore Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were United Overseas Bank Ltd., DBS Group Holdings Ltd. and Overseas-Chinese Banking Corp. Ltd. and its three largest industries were banks, telecommunication services and transportation. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

As a small open economy, Singapore is particularly vulnerable to external economic influences, including, in the late 1990s, the Asian economic crisis. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

iShares MSCI Singapore Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 13.81%. The best calendar quarter return during the period shown above was 55.99% in the 4th quarter of 1998; the worst was -36.28% in the 2nd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	39.70%	1.89%	-7.02%
Return After Taxes on Distributions[2]	39.19%	1.28%	-7.51%
Return After Taxes on Distributions and Sale of Fund Shares[2]	26.25%	1.32%	-5.95%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	37.60%	1.62%	-6.42%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.48%	***
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	Pursuant to the Fund’s Investment Advisory Agreement, this rate reflects the amount retained by BGFA after reduction by the amount of the Fund’s other fees and expenses (except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses).

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $2,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $684,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $2,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $684,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $8,113 if the Creation Unit is redeemed after one year, $16,890 if the Creation Unit is redeemed after three years, $26,458 if the Creation Unit is redeemed after five years, and $54,324 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

CUSIP: 464286780

Trading Symbol: EZA

Underlying Index: MSCI South Africa Index

Investment Objective

The iShares MSCI South Africa Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the South African market, as measured by the MSCI South Africa Index (the “Index”). The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategy

The Index consists of stocks traded primarily on the Johannesburg Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Anglo American PLC, Sasol Ltd. and Gold Fields Ltd. and its three largest industries were materials, banks and insurance. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

In recent times, various domestic and geopolitical factors have affected South Africa’s economic performance. While South Africa is a developing country with a strong supply of natural resources, unemployment and income disparity continue to cause economic concerns. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. In addition, South Africa’s currency reserves have presented local problems in the past, leaving its currency vulnerable at times to devaluation. There is also the risk that ethnic and civil conflict could result in the abandonment of many of South Africa’s free market reforms.

Performance Information

As of the date of the filing of this Prospectus with the SEC, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.74%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,200 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $3,238,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,200 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,238,500 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $26,866 if the Creation Unit is redeemed after one year, $78,970 if the Creation Unit is redeemed after three years, $135,608 if the Creation Unit is redeemed after five years, and $299,711 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

CUSIP: 464286772

Trading Symbol: EWY

Underlying Index: MSCI Korea Index

Investment Objective

The iShares MSCI South Korea Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the South Korean Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Samsung Electronics Co., Kookmin Bank and POSCO and its three largest industries were semiconductors and semiconductor equipment, banks and materials. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

North and South Korea each have substantial military capabilities, and historical local tensions between the two present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. In addition, the South Korean economy may be significantly affected by the U.S. economy and the economies of other Southeast Asian countries. Many Southeast Asian economies are characterized by high inflation, undeveloped financial services sectors, and heavy reliance on international trade. In addition, currency devaluations or restrictions, political and social instability, and current economic conditions can result in significant volatility in a number of Southeast Asian economies.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 2.07%. The best calendar quarter return during the period shown above was 58.55% in the 4th quarter of 2001; the worst was -21.37% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	Since Fund Inception[1]
Fund:
Return Before Taxes	33.74%	5.83%
Return After Taxes on Distributions[2]	33.64%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares[2]	22.27%	5.04%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	35.02%	5.40%

1	Inception date: 5/9/2000.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI South Korea Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.74%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $4,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $1,256,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $4,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,256,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $17,462 if the Creation Unit is redeemed after one year, $37,613 if the Creation Unit is redeemed after three years, $59,517 if the Creation Unit is redeemed after five years, and $122,983 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Spain Index Fund

CUSIP: 464286764

Trading Symbol: EWP

Underlying Index: MSCI Spain Index

Investment Objective

The iShares MSCI Spain Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Madrid Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Telefonica SA, Banco Santander Central Hispano and BBVA SA and its three largest industries were banks, telecommunication services and utilities. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Spanish economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU, each of which may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. Continuing challenges for Spain include Basque Fatherland and Liberty (a.k.a. Euzkadi Ta Askatasuna) terrorism and further reductions in unemployment.

iShares MSCI Spain Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 3.72%. The best calendar quarter return during the period shown above was 38.58% in the 1st quarter of 1998; the worst was -21.78% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	56.78%	0.54%	13.09%
Return After Taxes on Distributions[2]	56.58%	0.17%	12.43%
Return After Taxes on Distributions and Sale of Fund Shares[2]	37.24%	0.36%	11.38%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	58.46%	0.88%	13.57%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $2,151,750. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,151,750 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $15,966 if the Creation Unit is redeemed after one year, $43,639 if the Creation Unit is redeemed after three years, $73,807 if the Creation Unit is redeemed after five years, and $161,666 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

CUSIP: 464286756

Trading Symbol: EWD

Underlying Index: MSCI Sweden Index

Investment Objective

The iShares MSCI Sweden Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Stockholm Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Telefonaktiebolaget LM Ericsson Class B, Nordea AB and Hennes & Mauritz AB Class B and its three largest industries were technology hardware and equipment, capital goods and banks. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Swedish economy is dependent on the export of natural resources and natural resource products. Sweden’s efforts to comply with the European Monetary Union (the “EMU”) restrictions have resulted in reduced government spending and higher unemployment. The Swedish economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union, and many are also members of the EMU. The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU, each of which may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 16.89%. The best calendar quarter return during the period shown above was 36.63% in the 4th quarter of 1999; the worst was -29.67% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	64.24%	1.89%	7.75%
Return After Taxes on Distributions[2]	63.56%	0.70%	6.56%
Return After Taxes on Distributions and Sale of Fund Shares[2]	41.98%	1.53%	6.57%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	65.53%	3.34%	9.18%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Sweden Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 75,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,300 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $1,359,750. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,300 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,359,750 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $10,792 if the Creation Unit is redeemed after one year, $28,274 if the Creation Unit is redeemed after three years, $47,333 if the Creation Unit is redeemed after five years, and $102,839 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI Switzerland Index Fund

CUSIP: 464286749

Trading Symbol: EWL

Underlying Index: MSCI Switzerland Index

Investment Objective

The iShares MSCI Switzerland Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Zurich Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Nestle SA Registered, Novartis AG and UBS AG Registered and its three largest industries pharmaceuticals and biotechnology, diversified financials and food beverages and tobacco. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The Swiss economy may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union, and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU, each of which may significantly affect every country in Europe. The political and economic integration of Europe over the past half-century, as well as Switzerland’s role in many UN and international organizations, has strengthened Switzerland’s ties with its neighbors. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

iShares MSCI Switzerland Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 1.43%. The best calendar quarter return during the period shown above was 24.63% in the 4th quarter of 1998; the worst was -22.09% in the 3rd quarter of 1998.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	33.20%	-1.94%	4.81%
Return After Taxes on Distributions[2]	33.29%	-2.10%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares[2]	21.84%	-1.67%	4.02%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	34.08%	-1.52%	6.51%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 125,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $1,867,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,867,500 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $14,252 if the Creation Unit is redeemed after one year, $38,267 if the Creation Unit is redeemed after three years, $64,447 if the Creation Unit is redeemed after five years, and $140,691 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

CUSIP: 464286731

Trading Symbol: EWT

Underlying Index: MSCI Taiwan Index

Investment Objective

The iShares MSCI Taiwan Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the Taiwan Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were Taiwan Semiconductor Mfg. Co. Ltd., United Microelectronics Corp. and Hon Hai Precision Industry Co. Ltd. and its three largest industries were technology hardware and equipment, semiconductors and semiconductor equipment and banks. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

Taiwan’s size and geographic proximity to the People’s Republic of China, and its history of political contention with China, which regards Taiwan as a renegade province, have resulted in ongoing tensions with China, including the continual risk of invasion by, or war with, China and other factors, which may materially impact the Taiwanese economy and securities markets. In addition to the Chinese economy, Taiwanese exports are largely dependent on the U.S. economy in addition to a number of other Asian economies, and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. Asia includes countries in all stages of economic development, although most Asian economies have at times been characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire Asian region. In the late 1990s, the economies in the Asian region have suffered significant downturns and significant volatility increases. Heightened political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

i  Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was -4.13%. The best calendar quarter return during the period shown above was 52.27% in the 4th quarter of 2001; the worst was -29.25% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year*	Since Fund Inception[1]
Fund:
Return Before Taxes	39.92%	-13.57%
Return After Taxes on Distributions[2]	40.01%	-13.63%
Return After Taxes on Distributions and Sale of Fund Shares[2]	26.13%	-11.13%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	41.91%	-12.65%

1	Inception date: 6/20/2000.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

*	Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Investors should not expect that such exceptional returns will be repeated.

iShares MSCI Taiwan Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.74%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $4,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $533,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $4,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $533,500 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $12,998 if the Creation Unit is redeemed after one year, $21,512 if the Creation Unit is redeemed after three years, $30,767 if the Creation Unit is redeemed after five years, and $57,583 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

i  Shares

iShares MSCI United Kingdom Index Fund

CUSIP: 464286699

Trading Symbol: EWU

Underlying Index: MSCI United Kingdom Index

Investment Objective

The iShares MSCI United Kingdom Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index (the “Index”).

Principal Investment Strategy

The Index consists of stocks traded primarily on the London Stock Exchange. As of September 30, 2004, the Index’s three largest stocks were BP PLC, HSBC Holdings PLC and Vodafone Group PLC and its three largest industries were banks, energy and pharmaceuticals and biotechnology. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

The economies of the United Kingdom may be significantly affected by the economies of other European countries. Europe includes both developed and emerging economies. Most developed countries in Western Europe are members of the European Union and many are also members of the European Monetary Union (the “EMU”). The EMU requires compliance with restrictions on inflation rates, deficits, and debt levels, and the tight fiscal and monetary controls necessary to join the EMU, each of which may significantly affect every country in Europe. Many Eastern European countries continue to move toward market economies. However, Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

iShares MSCI United Kingdom Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Annual Total Returns as of December 31, 20031

1	The Fund’s total return for the nine months ended September 30, 2004 was 5.53%. The best calendar quarter return during the period shown above was 18.43% in the 1st quarter of 1998; the worst was -17.32% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

	1 Year	5 Years	Since Fund Inception[1]
Fund:
Return Before Taxes	30.74%	-1.60%	6.98%
Return After Taxes on Distributions[2]	30.40%	-2.49%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares[2]	21.02%	-1.66%	5.77%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)	32.06%	-1.04%	7.64%

1	Inception date: 3/12/1996.

2	After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund’s returns after taxes on distributions and sale of fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

i  Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	0.59%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Company’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Company, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 200,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $3,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2004 was $3,244,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $3,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,244,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $26,541 if the Creation Unit is redeemed after one year, $68,245 if the Creation Unit is redeemed after three years, $113,708 if the Creation Unit is redeemed after five years, and $246,115 if the Creation Unit is redeemed after ten years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares MSCI United Kingdom Index Fund

Management

Investment Adviser

As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA’s extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement for the iShares MSCI Singapore Index Fund, the Fund pays its own expenses and BGFA receives fees equal to the difference between such expenses and specified rates (subject to the exceptions noted below) and reimburses expenses to the extent necessary to cause the expenses to be at such specified rates (again, subject to the same exceptions). Under the Investment Advisory Agreement for all of the other Funds included in this Prospectus, BGFA is responsible for all expenses incurred by those Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses, distribution fees or expenses, and extraordinary expenses.

For its investment management services to the iShares MSCI Brazil Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.74% per year of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate net assets of those Funds greater than $4 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid management fees equal to 0.50% per year of the net assets of that Fund; for its investment management services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid management fees equal to 0.75% per year of the net assets of that Fund; for its investment management services to each of the other Funds included in this Prospectus, BGFA is paid a fee equal to each of those Fund’s allocable portion of: 0.59% per year of the aggregate net assets of those Funds less than or equal to $7 billion, plus 0.54% per year of the aggregate net assets of those Funds between $7 billion and $11 billion, plus 0.49% per year of the aggregate net assets of those Funds in excess of $11 billion.

For the fiscal year ended August 31, 2004, BGFA received fees from each Fund based on a percentage of the Fund’s average daily net assets, as shown in the following table.

iShares MSCI Index Fund	Percentage of Average Daily Net Assets	iShares MSCI Index Fund	Percentage of Average Daily Net Assets
Australia	0.59%	Malaysia	0.59%
Austria	0.59%	Mexico	0.59%
Belgium	0.59%	Netherlands	0.59%
Brazil	0.74%	Pacific ex-Japan	0.50%
Canada	0.59%	Singapore	0.48%	*
Emerging Markets	0.75%	South Africa	0.74%
EMU	0.59%	South Korea	0.74%
France	0.59%	Spain	0.59%
Germany	0.59%	Sweden	0.59%
Hong Kong	0.59%	Switzerland	0.59%
Italy	0.59%	Taiwan	0.74%
Japan	0.59%	United Kingdom	0.59%

*	Pursuant to the Fund’s Investment Advisory Agreement, this rate reflects the amounts retained by BGFA after reduction by the amounts of the Fund’s other fees and expenses (except interest expense and taxes, any brokerage expenses, distribution fees or expenses, and extraordinary expenses).

i  Shares

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. As of September 30, 2004, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.1 trillion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company (“Investors Bank”) is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling Shares

Shares of the Funds trade on national securities exchanges or elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges.

Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

The Board of Directors has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board of Directors has not adopted a policy of monitoring for other frequent trading activity because shares of the Funds are listed and traded on national securities exchanges.

Shares of the Funds trade under the trading symbols listed for each Fund in the Description of the iShares MSCI Index Funds section.

The Funds included in this Prospectus are listed on the American Stock Exchange (the “AMEX”). The AMEX is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the Funds.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.

Shareholder Information

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of each Fund is disseminated every fifteen seconds throughout the trading day by the AMEX or by other information providers, such as Bloomberg. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

Investors Bank calculates the NAV for each Fund, other than the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, as of the close of regular trading (normally 4:00 p.m. Eastern time) every day that the AMEX is open for trading. Investors Bank calculates the NAV for each of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds every day that the AMEX is open for trading, normally as of 11:00 a.m. (Eastern time). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating a Fund’s NAV, the Fund’s investments are valued primarily on the basis of market prices. In the event that a market price for an investment is not available or is not reliable, the investment will be valued using fair value pricing in accordance with BGI’s pricing policy, as approved by the Board of Directors. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s

i  Shares

benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase a Fund’s shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase the Fund’s shares.

Currency values generally are converted into U.S. dollars using the same exchange rates used by MSCI in calculating the performance of the relevant Underlying Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if BGFA concludes that a different rate is more appropriate. With respect to the iShares MSCI Brazil Index Fund, currency values are converted into U.S. dollars as of the close of the Brazilian markets. Therefore, for this Fund (i) from the last Sunday in October to the first Sunday in April, currency is valued at 3:00 p.m. Eastern time; and (ii) from the first Sunday in April to the last Sunday in October, currency is valued at 4:00 p.m. Eastern time. Any use of a different rate from the rates used by MSCI may adversely affect a Fund’s ability to track its Underlying Index. Foreign currency-denominated securities are valued using foreign currency exchange rates provided by independent sources.

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Company will inform shareholders within 60 days after the close of a Fund’s taxable year of the amount and nature of all distributions made to them.

Taxes

As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds.

Unless your investment in shares is through a tax-exempt entity or taxed-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

■	A Fund makes distributions, and

■	You sell your shares.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, a Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United

Shareholder Information

States may reduce or eliminate such taxes. Since more than 50% of each Fund’s total assets at the end of its taxable year will consist of foreign stocks or securities, each Fund will “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies; provided, however, that for taxable years of the Fund beginning after December 31, 2004, but not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to such U.S. withholding tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws.

Creations and Redemptions

The shares that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units, generally ranging from 40,000 to 600,000 shares or multiples thereof. Each “creator” enters into an authorized participant agreement with SEI Investments Distribution Co. (“SEI”), the Funds’ distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can only be redeemed in a specified number of Creation Units, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information (“SAI”).

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may be

i  Shares

occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Purchasers and redeemers of Creation Units of shares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees for creations and redemptions in kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under “Maximum Creation/Redemption Transaction Fee.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 30, 2004, the approximate value of one Creation Unit per Fund, including the standard creation and redemption transaction fee and the number of shares per Creation Unit.

iShares MSCI Funds	Approximate Value of Creation Unit	Fee for In-kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases*	Maximum Additional Variable Charge for Cash Redemptions*	Number of Shares Per Creation Unit
Australia	$2,890,000	$2,400	0.60%	0.60%	200,000
Austria	$1,775,000	$600	0.67%	0.67%	100,000
Belgium	$634,400	$700	0.30%	0.30%	40,000
Brazil	$926,000	$2,400	**	***	50,000
Canada	$1,543,000	$1,900	0.30%	0.30%	100,000
Emerging Markets	$8,574,000	$7,700	**	***	50,000
EMU	$3,101,500	$8,000	1.05%	1.05%	50,000
France	$4,220,000	$2,900	0.25%	0.25%	200,000
Germany	$4,722,000	$1,500	0.25%	0.25%	300,000
Hong Kong	$832,500	$2,000	0.60%	0.60%	75,000
Italy	$3,202,500	$1,400	0.30%	0.30%	150,000
Japan	$5,796,000	$5,000	0.15%	0.40%	600,000
Malaysia	$506,250	$5,000	**	***	75,000

Shareholder Information

iShares MSCI Funds	Approximate Value of Creation Unit	Fee for In-kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases*	Maximum Additional Variable Charge for Cash Redemptions*	Number of Shares Per Creation Unit
Mexico	$2,046,000	$1,400	0.50%	0.50%	100,000
Netherlands	$801,500	$1,000	0.25%	0.25%	50,000
Pacific ex-Japan	$7,976,000	$6,000	1.80%	1.50%	100,000
Singapore	$684,000	$2,000	1.60%	1.30%	100,000
South Africa	$3,238,500	$1,200	0.75%	0.75%	50,000
South Korea	$1,256,000	$4,000	**	***	50,000
Spain	$2,151,750	$1,500	0.25%	0.45%	75,000
Sweden	$1,359,750	$1,300	0.30%	0.30%	75,000
Switzerland	$1,867,500	$1,500	0.40%	0.40%	125,000
Taiwan	$533,500	$4,500	**	***	50,000
United Kingdom	$3,244,000	$3,500	0.25%	0.75%	200,000

*	As a percentage of amount invested.

**	The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.

***	The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.

Householding

Householding is an option available to certain investors of the iShares Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the iShares Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

i  Shares

Distribution

SEI Investments Distribution Co. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Distribution

Financial Highlights

The financial highlights tables are intended to help investors understand each Fund’s financial performance. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given Fund, assuming reinvestment of all dividends and distributions. Information for the fiscal years ended August 31, 2001, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP whose report is included along with the Funds’ financial statements in the Annual Report (available upon request). Information for the fiscal year ended August 31, 2000 was audited by the former auditor.

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$11.22	$9.36	$9.24	$9.93	$9.99

Income from investment operations:
Net investment income[a]	0.45	0.32	0.23	0.24	0.23
Net realized and unrealized gain (loss)	2.32	1.81	(0.07)	(0.71)	(0.04)

Total from investment operations	2.77	2.13	0.16	(0.47)	0.19

Less distributions from:
Net investment income	(0.43)	(0.27)	(0.04)	(0.20)	(0.23)
Return of capital	–	–	–	(0.02)	(0.02)

Total distributions	(0.43)	(0.27)	(0.04)	(0.22)	(0.25)

Net asset value, end of year	$13.56	$11.22	$9.36	$9.24	$9.93

Total return	24.95%	23.33%	1.74%	(4.77)%	1.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$178,998	$87,541	$76,731	$57,312	$61,574
Ratio of expenses to average net assets	0.79%	0.84%	0.84%	0.84%	0.95%
Ratio of net investment income to average net assets	3.37%	3.21%	2.47%	2.54%	2.22%
Portfolio turnover rate[b]	9%	8%	5%	23%	36%

[a]	Based on average shares outstanding throughout each period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Austria Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$10.61	$8.19	$8.18	$7.67	$9.13

Income from investment operations:
Net investment income[c]	0.21	0.09	0.13	0.13	0.04
Net realized and unrealized gain (loss)	6.39	2.43	(0.12)	0.52	(1.46)

Total from investment operations	6.60	2.52	0.01	0.65	(1.42)

Less distributions from:
Net investment income	(0.17)	(0.10)	–	(0.14)	(0.04)
Return of capital	–	–	–	(0.00)[e]	–

Total distributions	(0.17)	(0.10)	–	(0.14)	(0.04)

Net asset value, end of year	$17.04	$10.61	$8.19	$8.18	$7.67

Total return	62.70%	31.15%	0.12%	8.41%	(15.51)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$57,920	$22,288	$14,740	$11,447	$10,741
Ratio of expenses to average net assets	0.77%	0.84%	0.84%	0.84%[a]	1.16%[a]
Ratio of net investment income to average net assets	1.37%	0.98%	1.57%	1.69%[b]	0.51%[b]
Portfolio turnover rate[d]	11%	26%	32%	66%	34%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 0.97% and 1.20%, respectively.

[b]	Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended August 31, 2001 and August 31, 2000 were 1.55% and 0.47%, respectively.

[c]	Based on average shares outstanding throughout the period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Rounds to less than $0.01.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Belgium Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$11.16	$10.43	$11.81	$13.23	$16.07

Income from investment operations:
Net investment income[c]	0.37	0.41	0.25	0.19	0.19
Net realized and unrealized gain (loss)	4.25	0.43	(1.56)	(1.34)	(2.67)

Total from investment operations	4.62	0.84	(1.31)	(1.15)	(2.48)

Less distributions from:
Net investment income	(1.01)	(0.11)	(0.07)	(0.27)	(0.36)

Total distributions	(1.01)	(0.11)	(0.07)	(0.27)	(0.36)

Net asset value, end of year	$14.77	$11.16	$10.43	$11.81	$13.23

Total return	42.88%	8.25%	(11.10)%	(8.72)%	(15.50)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$24,813	$21,871	$10,427	$9,918	$13,230
Ratio of expenses to average net assets	0.78%	0.84%	0.84%	0.84%[a]	1.13%
Ratio of net investment income to average net assets	2.79%	4.10%	2.26%	1.60%[b]	1.36%
Portfolio turnover rate[d]	21%	8%	18%	36%	53%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 0.87%.

[b]	Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2001 was 1.57%.

[c]	Based on average shares outstanding throughout the period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Brazil Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Period from Jul. 10, 2000[g] to Aug. 31, 2000
Net asset value, beginning of period	$12.19	$8.30	$11.20	$19.25	$20.22

Income from investment operations:
Net investment income[c]	0.55	0.32	0.38	0.68	0.02
Net realized and unrealized gain (loss)	4.49	3.68	(3.28)	(8.09)	(0.63)

Total from investment operations	5.04	4.00	(2.90)	(7.41)	(0.61)

Less distributions from:
Net investment income	(0.27)	(0.11)	–	(0.56)	(0.02)
Net realized gain	–	–	–	–	(0.34)
Return of capital	–	–	–	(0.08)	–

Total distributions	(0.27)	(0.11)	–	(0.64)	(0.36)

Net asset value, end of period	$16.96	$12.19	$8.30	$11.20	$19.25

Total return	41.42%	48.85%	(25.89)%	(38.52)%	(2.97)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$209,504	$103,035	$83,788	$14,004	$18,283
Ratio of expenses to average net assets[f]	0.96%	0.99%	0.99%	0.99%	0.99%[a]
Ratio of net investment income to average net assets[f]	3.59%	3.59%	3.50%	4.44%	0.77%[b]
Portfolio turnover rate[d]	106%	85%	103%	43%	64%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.40%.

[b]	Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 0.37%.

[c]	Based on average shares outstanding throughout each period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Not annualized.

[f]	Annualized for periods of less than one year.

[g]	Commencement of operations.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Canada Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$12.25	$9.49	$10.70	$16.94	$13.22

Income from investment operations:
Net investment income[c]	0.11	0.10	0.07	0.05	0.70
Net realized and unrealized gain (loss)	2.17	2.69	(1.27)	(5.92)	8.08

Total from investment operations	2.28	2.79	(1.20)	(5.87)	8.78

Less distributions from:
Net investment income	(0.20)	(0.03)	(0.01)	(0.02)	(0.55)
Net realized gain	–	–	–	(0.31)	(4.39)
Return of capital	–	–	–	(0.04)	(0.12)

Total distributions	(0.20)	(0.03)	(0.01)	(0.37)	(5.06)

Net asset value, end of year	$14.33	$12.25	$9.49	$10.70	$16.94

Total return	18.70%	29.47%	(11.23)%	(34.95)%	67.21%

Ratios/Supplemental data:
Net assets, end of year (000s)	$325,298	$503,407	$66,420	$28,889	$22,028
Ratio of expenses to average net assets	0.70%[e]	0.84%	0.84%	0.84%	1.17%[a]
Ratio of net investment income to average net assets	0.81%[f]	0.98%	0.70%	0.44%	4.07%[b]
Portfolio turnover rate[d]	10%	10%	5%	63%	64%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.19%.

[b]	Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 4.05%.

[c]	Based on average shares outstanding throughout each period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Ratio of expenses to average net assets prior to reimbursed distribution fees for the year ended August 31, 2004 was 0.80%.

[f]	Ratio of net investment income to average net assets prior to reimbursed distribution fees for the year ended August 31, 2004 was 0.71%.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Index Fund
	Year ended Aug. 31, 2004	Period from Apr. 7, 2003[e] to Aug. 31, 2003
Net asset value, beginning of period	$135.38	$101.25

Income from investment operations:
Net investment income[a]	3.38	0.78
Net realized and unrealized gain	23.92	33.35

Total from investment operations	27.30	34.13

Less distributions from:
Net investment income	(0.81)	–

Total distributions	(0.81)	–

Net asset value, end of period	$161.87	$135.38

Total return	20.21%	33.72%[b]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,958,596	$297,846
Ratio of expenses to average net assets[c]	0.76%	0.78%
Ratio of expenses to average net assets exclusive of foreign taxes on stock dividends[c]	0.74%	0.72%
Ratio of net investment income to average net assets[c]	2.10%	1.58%
Portfolio turnover rate[d]	8%	10%

[a]	Based on average shares outstanding throughout each period.

[b]	Not annualized.

[c]	Annualized for periods of less than one year.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Commencement of operations.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI EMU Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Period from Jul. 25, 2000[h] to Aug. 31, 2000
Net asset value, beginning of period	$50.12	$46.02	$56.74	$76.02	$80.72

Income from investment operations:
Net investment income (loss)[c]	1.36	0.93	0.75	0.72	(0.00)[e]
Net realized and unrealized gain (loss)	8.69	3.62	(11.47)	(19.32)	(4.70)

Total from investment operations	10.05	4.55	(10.72)	(18.60)	(4.70)

Less distributions from:
Net investment income	(0.79)	(0.45)	–	(0.42)	–
Return of capital	–	–	–	(0.26)	–

Total distributions	(0.79)	(0.45)	–	(0.68)	–

Net asset value, end of period	$59.38	$50.12	$46.02	$56.74	$76.02

Total return	20.07%	10.05%	(18.89)%	(24.51)%	(5.82)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$326,606	$165,388	$131,168	$90,779	$41,811
Ratio of expenses to average net assets[g]	0.79%	0.84%	0.84%	0.84%	0.84%[a]
Ratio of expenses to average net assets exclusive of foreign taxes on stock dividends[g]	0.79%	0.84%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets[g]	2.29%	2.08%	1.44%	1.13%	0.03%[b]
Portfolio turnover rate[d]	11%	7%	3%	24%	0%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.57%.

[b]	Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.70)%.

[c]	Based on average shares outstanding throughout the period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Rounds to less than $0.01.

[f]	Not annualized.

[g]	Annualized for periods of less than one year.

[h]	Commencement of operations.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI France Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$16.90	$15.52	$19.53	$26.41	$22.90

Income from investment operations:
Net investment income[a]	0.24	0.23	0.18	0.06	0.10
Net realized and unrealized gain (loss)	3.54	1.33	(4.19)	(6.89)	5.21

Total from investment operations	3.78	1.56	(4.01)	(6.83)	5.31

Less distributions from:
Net investment income	(0.28)	(0.18)	–	(0.04)	(0.11)
Net realized gain	–	–	–	(0.00)[c]	(1.67)
Return of capital	–	–	–	(0.01)	(0.02)

Total distributions	(0.28)	(0.18)	–	(0.05)	(1.80)

Net asset value, end of year	$20.40	$16.90	$15.52	$19.53	$26.41

Total return	22.44%	10.22%	(20.53)%	(25.86)%	23.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$61,201	$54,075	$49,674	$58,602	$95,116
Ratio of expenses to average net assets	0.79%	0.84%	0.84%	0.84%	0.96%
Ratio of net investment income to average net assets	1.23%	1.56%	1.00%	0.28%	0.36%
Portfolio turnover rate[b]	9%	9%	3%	14%	17%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Rounds to less than $0.01.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Germany Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$12.57	$12.07	$15.19	$20.46	$21.17

Income from investment operations:
Net investment income[a]	0.19	0.21	0.11	0.18	0.18
Net realized and unrealized gain (loss)	2.40	0.41	(3.23)	(5.26)	1.64

Total from investment operations	2.59	0.62	(3.12)	(5.08)	1.82

Less distributions from:
Net investment income	(0.20)	(0.12)	–	(0.19)	(0.17)
Net realized gain	–	–	–	–	(2.32)
Return of capital	–	–	–	(0.00)[c]	(0.04)

Total distributions	(0.20)	(0.12)	–	(0.19)	(2.53)

Net asset value, end of year	$14.96	$12.57	$12.07	$15.19	$20.46

Total return	20.55%	5.39%	(20.54)%	(24.87)%	8.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$98,764	$101,800	$94,160	$118,525	$153,487
Ratio of expenses to average net assets	0.80%	0.84%	0.84%	0.84%	0.94%
Ratio of net investment income to average net assets	1.27%	1.98%	0.77%	0.99%	0.73%
Portfolio turnover rate[b]	9%	11%	9%	20%	56%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Rounds to less than $0.01.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$9.03	$7.99	$8.93	$13.24	$11.83

Income from investment operations:
Net investment income[a]	0.28	0.23	0.23	0.23	0.33
Net realized and unrealized gain (loss)	1.75	0.95	(1.11)	(4.30)	1.42

Total from investment operations	2.03	1.18	(0.88)	(4.07)	1.75

Less distributions from:
Net investment income	(0.15)	(0.14)	(0.06)	(0.23)	(0.32)
Return of capital	–	–	–	(0.01)	(0.02)

Total distributions	(0.15)	(0.14)	(0.06)	(0.24)	(0.34)

Net asset value, end of year	$10.91	$9.03	$7.99	$8.93	$13.24

Total return	22.69%	15.14%	(9.94)%	(30.88)%	14.73%

Ratios/Supplemental data:
Net assets, end of year (000s)	$449,923	$250,627	$99,502	$52,946	$79,479
Ratio of expenses to average net assets	0.80%	0.84%	0.84%	0.84%	0.94%
Ratio of net investment income to average net assets	2.78%	3.06%	2.56%	2.11%	2.57%
Portfolio turnover rate[b]	5%	10%	15%	43%	21%

[a]	Based on average shares outstanding throughout each period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Italy Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$16.67	$15.15	$17.79	$22.23	$21.56

Income from investment operations:
Net investment income[a]	0.56	0.43	0.37	0.24	0.39
Net realized and unrealized gain (loss)	3.59	1.47	(3.01)	(4.37)	2.51

Total from investment operations	4.15	1.90	(2.64)	(4.13)	2.90

Less distributions from:
Net investment income	(0.61)	(0.38)	–	(0.24)	(0.12)
Net realized gain	–	–	–	(0.07)	(1.80)
Return of capital	–	–	–	(0.00)[c]	(0.31)

Total distributions	(0.61)	(0.38)	–	(0.31)	(2.23)

Net asset value, end of year	$20.21	$16.67	$15.15	$17.79	$22.23

Total return	25.09%	12.79%	(14.84)%	(18.61)%	13.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$27,279	$29,997	$29,538	$34,682	$50,008
Ratio of expenses to average net assets	0.83%	0.84%	0.84%	0.84%	0.99%
Ratio of expenses to average net assets exclusive of foreign taxes on stock dividends	0.79%	0.84%	0.84%	0.84%	0.99%
Ratio of net investment income to average net assets	2.85%	2.84%	2.34%	1.16%	1.61%
Portfolio turnover rate[b]	9%	22%	10%	20%	40%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Rounds to less than $0.01.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Japan Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$8.29	$7.77	$9.07	$13.82	$13.22

Income from investment operations:
Net investment income (loss)[a]	0.03	0.00[c]	(0.01)	(0.01)	(0.05)
Net realized and unrealized gain (loss)	1.57	0.52	(1.29)	(4.74)	1.21

Total from investment operations	1.60	0.52	(1.30)	(4.75)	1.16

Less distributions from:
Net investment income	(0.00)[c]	–	–	–	(0.00)[c]
Net realized gain	–	–	–	–	(0.53)
Return of capital	–	–	–	–	(0.03)

Total distributions	(0.00)[c]	–	–	–	(0.56)

Net asset value, end of year	$9.89	$8.29	$7.77	$9.07	$13.82

Total return	19.32%	6.69%	(14.33)%	(34.37)%	8.75%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,863,332	$1,726,855	$666,376	$527,899	$787,790
Ratio of expenses to average net assets	0.64%[d]	0.84%	0.84%	0.84%	0.88%
Ratio of net investment income (loss) to average net assets	0.28%[e]	0.03%	(0.12)%	(0.11)%	(0.32)%
Portfolio turnover rate[b]	5%	2%	2%	21%	22%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Rounds to less than $0.01.

[d]	Ratio of expenses to average net assets prior to reimbursed distribution fees for the year ended August 31, 2004 was 0.78%.

[e]	Ratio of net investment income to average net assets prior to reimbursed distribution fees for the year ended August 31, 2004 was 0.14%.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Malaysia Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$5.99	$5.68	$5.11	$5.96	$5.59

Income from investment operations:
Net investment income[a]	0.13	0.10	0.08	0.06	0.05
Net realized and unrealized gain (loss)	0.52	0.30	0.52	(0.85)	0.37

Total from investment operations	0.65	0.40	0.60	(0.79)	0.42

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.03)	(0.06)	(0.05)
Return of capital	–	–	–	(0.00)[c]	(0.00)[c]

Total distributions	(0.10)	(0.09)	(0.03)	(0.06)	(0.05)

Net asset value, end of year	$6.54	$5.99	$5.68	$5.11	$5.96

Total return	11.01%	7.39%	11.82%	(13.22)%	7.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$224,218	$99,730	$93,262	$80,877	$99,206
Ratio of expenses to average net assets	0.79%	0.84%	0.84%	0.84%	0.96%
Ratio of net investment income to average net assets	1.97%	1.91%	1.53%	1.19%	0.81%
Portfolio turnover rate[b]	39%	35%	37%	37%	18%

[a]	Based on average shares outstanding throughout each period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Rounds to less than $0.01.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Mexico Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$15.04	$13.65	$15.35	$16.72	$13.39

Income from investment operations:
Net investment income[c]	0.26	0.19	0.32	0.17	0.06
Net realized and unrealized gain (loss)	4.26	1.72	(1.95)	(1.36)	3.69

Total from investment operations	4.52	1.91	(1.63)	(1.19)	3.75

Less distributions from:
Net investment income	(0.21)	(0.52)	(0.07)	(0.15)	–
Net realized gain	–	–	–	(0.03)	(0.42)

Total distributions	(0.21)	(0.52)	(0.07)	(0.18)	(0.42)

Net asset value, end of year	$19.35	$15.04	$13.65	$15.35	$16.72

Total return	30.28%	14.60%	(10.67)%	(7.02)%	28.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$129,623	$60,155	$70,994	$46,056	$40,127
Ratio of expenses to average net assets	0.78%	0.84%	0.84%	0.84%	1.04%[a]
Ratio of net investment income to average net assets	1.40%	1.43%	2.05%	1.12%	0.35%[b]
Portfolio turnover rate[d]	12%	13%	8%	34%	24%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 1.04%.

[b]	Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended August 31, 2000 was 0.35%.

[c]	Based on average shares outstanding throughout each period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Netherlands Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$14.31	$14.69	$18.59	$23.53	$23.45

Income from investment operations:
Net investment income[a]	0.39	0.30	0.25	0.28	0.13
Net realized and unrealized gain (loss)	1.37	(0.43)	(4.11)	(4.94)	0.18

Total from investment operations	1.76	(0.13)	(3.86)	(4.66)	0.31

Less distributions from:
Net investment income	(0.37)	(0.25)	(0.04)	(0.28)	(0.08)
Net realized gain	–	–	–	–	(0.11)
Return of capital	–	–	–	–	(0.04)

Total distributions	(0.37)	(0.25)	(0.04)	(0.28)	(0.23)

Net asset value, end of year	$15.70	$14.31	$14.69	$18.59	$23.53

Total return	12.28%	(0.78)%	(20.79)%	(19.83)%	1.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$28,265	$18,599	$19,103	$24,184	$30,613
Ratio of expenses to average net assets	0.78%	0.84%	0.84%	0.84%	1.03%
Ratio of net investment income to average net assets	2.45%	2.37%	1.48%	1.34%	0.53%
Portfolio turnover rate[b]	9%	18%	15%	35%	22%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex-Japan Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Period from Oct. 25, 2001[e] to Aug. 31, 2002
Net asset value, beginning of period	$62.03	$52.51	$50.03

Income from investment operations:
Net investment income[a]	2.68	1.87	1.35
Net realized and unrealized gain	12.53	8.53	1.40

Total from investment operations	15.21	10.40	2.75

Less distributions from:
Net investment income	(1.51)	(0.88)	(0.27)

Total distributions	(1.51)	(0.88)	(0.27)

Net asset value, end of period	$75.73	$62.03	$52.51

Total return	24.74%	20.15%	5.51%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$651,250	$223,298	$105,029
Ratio of expenses to average net assets[d]	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[d]	3.68%	3.47%	2.87%
Portfolio turnover rate[b]	8%	8%	5%

[a]	Based on average shares outstanding throughout each period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Not annualized.

[d]	Annualized for periods of less than one year.

[e]	Commencement of operations.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Singapore Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$5.38	$5.01	$5.34	$7.58	$7.93

Income from investment operations:
Net investment income[a]	0.22	0.12	0.07	0.07	0.13
Net realized and unrealized gain (loss)	1.04	0.33	(0.36)	(2.16)	(0.21)

Total from investment operations	1.26	0.45	(0.29)	(2.09)	(0.08)

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.04)	(0.07)	(0.11)
Net realized gain	–	–	–	(0.06)	(0.14)
Return of capital	–	–	–	(0.02)	(0.02)

Total distributions	(0.12)	(0.08)	(0.04)	(0.15)	(0.27)

Net asset value, end of year	$6.52	$5.38	$5.01	$5.34	$7.58

Total return	23.47%	9.30%	(5.42)%	(27.89)%	(1.29)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$170,047	$108,202	$88,126	$73,704	$88,719
Ratio of expenses to average net assets	0.79%	0.84%	0.84%	0.84%	0.94%
Ratio of net investment income to average net assets	3.50%	2.67%	1.44%	1.15%	1.60%
Portfolio turnover rate[b]	9%	14%	9%	32%	52%

[a]	Based on average shares outstanding throughout each period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI South Africa Index Fund
	Year ended Aug. 31, 2004	Period from Feb. 3, 2003[e] to Aug. 31, 2003
Net asset value, beginning of period	$46.81	$38.72

Income from investment operations:
Net investment income[a]	1.23	0.89
Net realized and unrealized gain	13.24	7.20

Total from investment operations	14.47	8.09

Less distributions from:
Net investment income	(1.36)	–

Total distributions	(1.36)	–

Net asset value, end of period	$59.92	$46.81

Total return	31.30%	20.89%[b]

Ratios/Supplemental data:
Net assets, end of period (000s)	$92,882	$81,914
Ratio of expenses to average net assets[c]	0.95%	0.99%
Ratio of net investment income to average net assets[c]	2.23%	3.86%
Portfolio turnover rate[d]	13%	17%

[a]	Based on average shares outstanding throughout each period.

[b]	Not annualized.

[c]	Annualized for periods of less than one year.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Commencement of operations.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI South Korea Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Period from May 9, 2000[h] to Aug. 31, 2000
Net asset value, beginning of period	$23.06	$21.17	$13.25	$18.16	$20.36

Income from investment operations:
Net investment income (loss)[c]	0.22	0.19	(0.00)[e]	0.09	(0.04)
Net realized and unrealized gain (loss)	1.13	1.70	7.92	(4.90)	(2.16)

Total from investment operations	1.35	1.89	7.92	(4.81)	(2.20)

Less distributions from:
Net investment income	(0.24)	–	–	(0.03)	–
Return of capital	–	–	–	(0.07)	–

Total distributions	(0.24)	–	–	(0.10)	–

Net asset value, end of period	$24.17	$23.06	$21.17	$13.25	$18.16

Total return	5.83%	8.93%	59.77%	(26.49)%	(10.81)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$315,464	$154,486	$96,336	$37,767	$13,622
Ratio of expenses to average net assets[g]	0.94%	0.99%	1.00%	1.01%	0.99%[a]
Ratio of expenses to average net assets exclusive of foreign taxes on stock dividends[g]	0.94%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets[g]	0.87%	0.98%	(0.01)%	0.64%	(0.63)%[b]
Portfolio turnover rate[d]	29%	39%	25%	39%	55%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 1.38%.

[b]	Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (1.02)%.

[c]	Based on average shares outstanding throughout each period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Rounds to less than $0.01.

[f]	Not annualized.

[g]	Annualized for periods of less than one year.

[h]	Commencement of operations.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Spain Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$22.39	$17.95	$21.33	$24.19	$25.59

Income from investment operations:
Net investment income[a]	0.44	0.24	0.17	0.19	0.15
Net realized and unrealized gain (loss)	4.99	4.36	(3.55)	(2.89)	(0.60)

Total from investment operations	5.43	4.60	(3.38)	(2.70)	(0.45)

Less distributions from:
Net investment income	(0.27)	(0.16)	–	(0.16)	(0.14)
Net realized gain	–	–	–	–	(0.80)
Return of capital	–	–	–	(0.00)[c]	(0.01)

Total distributions	(0.27)	(0.16)	–	(0.16)	(0.95)

Net asset value, end of year	$27.55	$22.39	$17.95	$21.33	$24.19

Total return	24.28%	25.81%	(15.85)%	(11.17)%	(1.81)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$45,456	$50,372	$18,850	$27,198	$39,913
Ratio of expenses to average net assets	0.80%	0.84%	0.84%	0.84%	0.99%
Ratio of net investment income to average net assets	1.64%	1.22%	0.85%	0.82%	0.57%
Portfolio turnover rate[b]	6%	17%	14%	26%	39%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Rounds to less than $0.01.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Sweden Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$12.59	$9.88	$12.88	$24.38	$22.26

Income from investment operations:
Net investment income[a]	0.28	0.25	0.12	0.07	0.14
Net realized and unrealized gain (loss)	4.20	2.58	(3.12)	(11.52)	8.38

Total from investment operations	4.48	2.83	(3.00)	(11.45)	8.52

Less distributions from:
Net investment income	(0.25)	(0.12)	–	(0.05)	(0.14)
Net realized gain	–	–	–	–	(6.22)
Return of capital	–	–	–	(0.00)[c]	(0.04)

Total distributions	(0.25)	(0.12)	–	(0.05)	(6.40)

Net asset value, end of year	$16.82	$12.59	$9.88	$12.88	$24.38

Total return	35.81%	29.04%	(23.29)%	(46.99)%	39.15%

Ratios/Supplemental data:
Net assets, end of year (000s)	$27,758	$16,992	$8,154	$10,630	$23,774
Ratio of expenses to average net assets	0.92%	0.84%	0.84%	0.84%	1.03%
Ratio of expenses to average net assets exclusive of foreign taxes	0.79%	0.84%	0.84%	0.84%	1.03%
Ratio of net investment income to average net assets	1.74%	2.44%	0.98%	0.40%	0.46%
Portfolio turnover rate[b]	9%	12%	31%	43%	90%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[c]	Rounds to less than $0.01.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$12.23	$11.59	$12.95	$15.54	$15.39

Income from investment operations:
Net investment income[a]	0.09	0.05	0.03	0.04	0.04
Net realized and unrealized gain (loss)	2.31	0.62	(1.38)	(2.54)	0.27

Total from investment operations	2.40	0.67	(1.35)	(2.50)	0.31

Less distributions from:
Net investment income	(0.05)	(0.03)	(0.01)	(0.05)	(0.04)
Net realized gain	–	–	–	(0.04)	(0.11)
Return of capital	–	–	–	–	(0.01)

Total distributions	(0.05)	(0.03)	(0.01)	(0.09)	(0.16)

Net asset value, end of year	$14.58	$12.23	$11.59	$12.95	$15.54

Total return	19.56%	5.89%	(10.47)%	(16.08)%	1.96%

Ratios/Supplemental data:
Net assets, end of year (000s)	$41,920	$33,643	$31,883	$32,384	$44,685
Ratio of expenses to average net assets	0.79%	0.84%	0.84%	0.84%	1.01%
Ratio of net investment income to average net assets	0.64%	0.43%	0.20%	0.29%	0.23%
Portfolio turnover rate[b]	4%	10%	12%	34%	35%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Financial Highlights

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Taiwan Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Period from Jun. 20, 2000[g] to Aug. 31, 2000
Net asset value, beginning of period	$10.79	$8.82	$9.01	$16.41	$19.59

Income from investment operations:
Net investment income (loss)[c]	0.14	0.04	(0.03)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.25)	1.93	(0.16)	(7.37)	(2.31)

Total from investment operations	(0.11)	1.97	(0.19)	(7.40)	(2.32)

Less distributions from:
Net investment income	(0.02)	–	–	–	(0.32)
Net realized gain	–	–	–	–	(0.10)
Return of capital	–	–	–	–	(0.44)

Total distributions	(0.02)	–	–	–	(0.86)

Net asset value, end of period	$10.66	$10.79	$8.82	$9.01	$16.41

Total return	(1.10)%	22.45%	(2.11)%	(45.09)%	(12.10)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$390,228	$234,727	$142,043	$110,786	$42,667
Ratio of expenses to average net assets[f]	1.19%[h]	1.31%	1.33%	1.60%	1.56%[a]
Ratio of expenses to average net assets exclusive of foreign taxes on stock dividends[f]	0.92%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets[f]	1.23%[i]	0.43%	(0.28)%	(0.23)%	(0.28)%[b]
Portfolio turnover rate[d]	19%	15%	11%	30%	52%

[a]	Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was 2.16%.

[b]	Ratio of net investment loss to average net assets prior to waived fees and reimbursed expenses for the period ended August 31, 2000 was (0.89)%.

[c]	Based on average shares outstanding throughout each period.

[d]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

[e]	Not annualized.

[f]	Annualized for periods of less than one year.

[g]	Commencement of operations.

[h]	Ratio of expenses to average net assets prior to reimbursed distribution fees for the year ended August 31, 2004 was 1.22%.

[i]	Ratio of net investment income to average net assets prior to reimbursed distribution fees for the year ended August 31, 2004 was 1.21%.

i  Shares

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Index Fund
	Year ended Aug. 31, 2004	Year ended Aug. 31, 2003	Year ended Aug. 31, 2002	Year ended Aug. 31, 2001	Year ended Aug. 31, 2000
Net asset value, beginning of year	$13.00	$12.77	$15.11	$18.35	$20.25

Income from investment operations:
Net investment income[a]	0.48	0.39	0.48	0.26	0.27
Net realized and unrealized gain (loss)	2.72	0.12	(2.60)	(3.23)	(0.85)

Total from investment operations	3.20	0.51	(2.12)	(2.97)	(0.58)

Less distributions from:
Net investment income	(0.48)	(0.28)	(0.22)	(0.25)	(0.25)
Net realized gain	–	–	–	(0.02)	(1.03)
Return of capital	–	–	–	–	(0.04)

Total distributions	(0.48)	(0.28)	(0.22)	(0.27)	(1.32)

Net asset value, end of year	$15.72	$13.00	$12.77	$15.11	$18.35

Total return	24.77%	4.20%	(14.19)%	(16.20)%	(3.00)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$452,870	$150,809	$120,067	$117,883	$146,803
Ratio of expenses to average net assets	0.77%	0.84%	0.84%	0.84%	0.94%
Ratio of net investment income to average net assets	3.11%	3.23%	3.39%	1.57%	1.39%
Portfolio turnover rate[b]	6%	6%	14%	30%	33%

[a]	Based on average shares outstanding throughout the period.

[b]	Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Financial Highlights

Index Provider

MSCI is a leading provider of global indices and benchmark-related products and services to investors worldwide. It is headquartered in New York, and conducts business worldwide with operations in Geneva, London, Hong Kong, Tokyo, Singapore, Sydney, Frankfurt, Milan, Paris, Princeton and San Francisco. Morgan Stanley, a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI, and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder. MSCI is not affiliated with the Company, BGI, BGFA, Investors Bank, the Distributor or the AMEX.

BGI has entered into a license agreement with MSCI to use the Underlying Indices. BGI is sub-licensing rights in the Underlying Indices to the Company at no charge.

i  Shares

Disclaimers

The iShares MSCI Index Funds (“iShares Funds”) are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any representation or warranty, express or implied, to the owners of the iShares Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares Funds particularly or the ability of the MSCI Indices to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indices, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of the iShares Funds into consideration in determining, composing or calculating the MSCI Indices. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices has any obligation or liability to owners of the iShares Funds in connection with the administration of the iShares Funds, or the marketing or trading of shares of the iShares Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indices from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices guarantees the accuracy and or the completeness of the MSCI Indices or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of the iShares Funds, or any other person or entity from the use of the MSCI indices or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indices or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indices have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Shares of the Company are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the shares of any iShares Fund or any member of the public regarding the ability of any iShares Fund to track the total return performance of any MSCI Index or the ability of any MSCI Index identified herein to track stock market performance. The MSCI Indices identified herein are determined, composed and calculated by MSCI without regard to any iShares Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any MSCI Index, nor in the determination of the timing of, prices of, or quantities of the shares of any iShares Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of the shares of any iShares Fund in connection with the administration, marketing or trading of the shares of the Fund.

Disclaimers

The AMEX does not guarantee the accuracy and/or the completeness of any MSCI Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the Company on behalf of its iShares Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Company, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the MSCI Indexes or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the iShares Funds, to the owners of the shares of any iShares Fund, or to any other person or entity, from the use of any MSCI Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

i  Shares

iShares, Inc.

Supplemental Information

I. Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds.

Each line in the table shows the number of trading days in which Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Supplemental Information

iShares MSCI Australia Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.23%
Greater than 2.0% and Less than 2.5%	6	1.37
Greater than 1.5% and Less than 2.0%	22	5.01
Greater than 1.0% and Less than 1.5%	49	11.16
Greater than 0.5% and Less than 1.0%	119	27.11
Between 0.5% and -0.5%	203	46.23
Less than -0.5% and Greater than -1.0%	29	6.61
Less than -1.0% and Greater than -1.5%	6	1.37
Less than -1.5%	4	0.91

	439	100.00%

iShares MSCI Austria Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.91%
Greater than 1.0% and Less than 1.5%	14	3.19
Greater than 0.5% and Less than 1.0%	88	20.05
Between 0.5% and -0.5%	264	60.13
Less than -0.5% and Greater than -1.0%	46	10.48
Less than -1.0% and Greater than -1.5%	21	4.78
Less than -1.5%	2	0.46

	439	100.00%

iShares MSCI Belgium Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.46%
Greater than 1.5% and Less than 2.0%	7	1.59
Greater than 1.0% and Less than 1.5%	22	5.01
Greater than 0.5% and Less than 1.0%	77	17.54
Between 0.5% and -0.5%	281	64.01
Less than -0.5% and Greater than -1.0%	40	9.11
Less than -1.0% and Greater than -2.0%	9	2.05
Less than -2.0%	1	0.23

	439	100.00%

i  Shares

iShares MSCI Brazil Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	6	1.37%
Greater than 1.5% and Less than 2.0%	6	1.37
Greater than 1.0% and Less than 1.5%	33	7.52
Greater than 0.5% and Less than 1.0%	76	17.31
Between 0.5% and -0.5%	237	53.97
Less than -0.5% and Greater than -1.0%	56	12.76
Less than -1.0% and Greater than -1.5%	15	3.42
Less than -1.5% and Greater than -2.0%	8	1.82
Less than -2.0%	2	0.46

	439	100.00%

iShares MSCI Canada Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.46%
Greater than 1.0% and Less than 1.5%	10	2.28
Greater than 0.5% and Less than 1.0%	62	14.12
Between 0.5% and -0.5%	333	75.85
Less than -0.5% and Greater than -1.0%	31	7.06
Less than -1.0%	1	0.23

	439	100.00%

iShares MSCI EMU Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.46%
Greater than 1.5% and Less than 2.0%	4	0.91
Greater than 1.0% and Less than 1.5%	30	6.83
Greater than 0.5% and Less than 1.0%	105	23.92
Between 0.5% and -0.5%	257	58.54
Less than -0.5% and Greater than -1.0%	28	6.38
Less than -1.0% and Greater than -1.5%	10	2.28
Less than -1.5%	3	0.68

	439	100.00%

iShares Supplemental Information

iShares MSCI Emerging Markets Index Fund

Period Covered: April 7, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	12	3.81%
Greater than 1.0% and Less than 1.5%	27	8.57
Greater than 0.5% and Less than 1.0%	87	27.62
Between 0.5% and -0.5%	161	51.11
Less than -0.5% and Greater than -1.0%	21	6.67
Less than -1.0% and Greater than -1.5%	5	1.59
Less than -1.5%	2	0.63

	315	100.00%

iShares MSCI France Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	6	1.37%
Greater than 0.5% and Less than 1.0%	38	8.66
Between 0.5% and -0.5%	323	73.57
Less than -0.5% and Greater than -1.0%	55	12.53
Less than -1.0% and Greater than -1.5%	13	2.96
Less than -1.5%	4	0.91

	439	100.00%

iShares MSCI Germany Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.91%
Greater than 1.0% and Less than 1.5%	12	2.73
Greater than 0.5% and Less than 1.0%	52	11.85
Between 0.5% and -0.5%	298	67.88
Less than -0.5% and Greater than -1.0%	51	11.62
Less than -1.0% and Greater than -1.5%	19	4.33
Less than -1.5%	3	0.68

	439	100.00%

i  Shares

iShares MSCI Hong Kong Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.46%
Greater than 2.0% and Less than 3.0%	10	2.28
Greater than 1.5% and Less than 2.0%	26	5.92
Greater than 1.0% and Less than 1.5%	57	1.98
Greater than 0.5% and Less than 1.0%	96	21.87
Between 0.5% and -0.5%	170	38.72
Less than -0.5% and Greater than -1.0%	45	10.25
Less than -1.0% and Greater than -1.5%	19	4.33
Less than -1.5% and Greater than -2.0%	8	1.82
Less than -2.0% and Greater than -3.0%	4	0.91
Less than -3.0%	2	0.46

	439	100.00%

iShares MSCI Italy Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	3	0.68%
Greater than 1.0% and Less than 1.5%	3	0.68
Greater than 0.5% and Less than 1.0%	34	7.74
Between 0.5% and -0.5%	347	79.06
Less than -0.5% and Greater than -1.0%	39	8.88
Less than -1.0% and Greater than -2.0%	8	1.82
Less than -1.5%	5	1.14

	439	100.00%

iShares MSCI Japan Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.68%
Greater than 2.5% and Less than 3.0%	3	0.68
Greater than 2.0% and Less than 2.5%	9	2.05
Greater than 1.5% and Less than 2.0%	20	4.56
Greater than 1.0% and Less than 1.5%	57	12.98
Greater than 0.5% and Less than 1.0%	91	20.73
Between 0.5% and -0.5%	192	43.74
Less than -0.5% and Greater than -1.0%	38	8.67
Less than -1.0% and Greater than -1.5%	16	3.64
Less than -1.5% and Greater than -2.0%	7	1.59
Less than -2.0%	3	0.68

	439	100.00%

iShares Supplemental Information

iShares MSCI Malaysia Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.23%
Greater than 2.5% and Less than 3.0%	4	0.91
Greater than 2.0% and Less than 2.5%	32	7.29
Greater than 1.5% and Less than 2.0%	36	8.20
Greater than 1.0% and Less than 1.5%	46	10.48
Greater than 0.5% and Less than 1.0%	41	9.34
Between 0.5% and -0.5%	98	22.32
Less than -0.5% and Greater than -1.0%	47	10.71
Less than -1.0% and Greater than -1.5%	70	15.95
Less than -1.5% and Greater than -2.0%	31	7.06
Less than -2.0% and Greater than -2.5%	25	5.69
Less than -2.5% and Greater than -3.0%	9	2.05
Less than -3.0%	3	0.68

	439	100.00%

iShares MSCI Mexico Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.91%
Greater than 1.0% and Less than 1.5%	19	4.33
Greater than 0.5% and Less than 1.0%	68	15.49
Between 0.5% and -0.5%	255	58.09
Less than -0.5% and Greater than -1.0%	66	15.03
Less than -1.0% and Greater than -1.5%	24	5.47
Less than -1.5%	3	0.68

	439	100.00%

iShares MSCI Netherlands Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	0.91%
Greater than 1.0% and Less than 1.5%	11	2.51
Greater than 0.5% and Less than 1.0%	68	15.49
Between 0.5% and -0.5%	300	68.34
Less than -0.5% and Greater than -1.0%	39	8.88
Less than -1.0% and Greater than -1.5%	13	2.96
Less than -1.5%	4	0.91

	439	100.00%

i  Shares

iShares MSCI Pacific ex-Japan Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.23%
Greater than 2.5% and Less than 3.0%	4	0.91
Greater than 2.0% and Less than 2.5%	5	1.14
Greater than 1.5% and Less than 2.0%	39	8.88
Greater than 1.0% and Less than 1.5%	111	25.28
Greater than 0.5% and Less than 1.0%	100	22.78
Between 0.5% and -0.5%	157	35.77
Less than -0.5% and Greater than -1.0%	18	4.10
Less than -1.0%	4	0.91

	439	100.00%

iShares MSCI Singapore Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.46%
Greater than 2.5% and Less than 3.0%	5	1.14
Greater than 2.0% and Less than 2.5%	14	3.19
Greater than 1.5% and Less than 2.0%	39	8.88
Greater than 1.0% and Less than 1.5%	77	17.54
Greater than 0.5% and Less than 1.0%	57	12.98
Between 0.5% and -0.5%	141	32.12
Less than -0.5% and Greater than -1.0%	45	10.25
Less than -1.0% and Greater than -1.5%	36	8.20
Less than -1.5% and Greater than -2.0%	16	3.64
Less than -2.0% and Greater than -2.5%	5	1.14
Less than -2.5%	2	0.46

	439	100.00%

iShares MSCI South Africa Index Fund

Period Covered: February 3, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.53%
Greater than 1.0% and Less than 1.5%	20	5.29
Greater than 0.5% and Less than 1.0%	65	17.20
Between 0.5% and -0.5%	261	69.04
Less than -0.5% and Greater than -1.0%	20	5.29
Less than -1.0% and Greater than -1.5%	8	2.12
Less than -1.5%	2	0.53

	378	100.00%

iShares Supplemental Information

iShares MSCI South Korea Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	4	0.91%
Greater than 2.5% and Less than 3.5%	3	0.68
Greater than 2.0% and Less than 2.5%	19	4.33
Greater than 1.5% and Less than 2.0%	32	7.29
Greater than 1.0% and Less than 1.5%	59	13.44
Greater than 0.5% and Less than 1.0%	73	16.63
Between 0.5% and -0.5%	154	35.09
Less than -0.5% and Greater than -1.0%	45	10.25
Less than -1.0% and Greater than -1.5%	25	5.69
Less than -1.5% and Greater than -2.0%	15	3.42
Less than -2.0% and Greater than -2.5%	7	1.59
Less than -2.5%	3	0.68

	439	100.00%

iShares MSCI Spain Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.68%
Greater than 1.0% and Less than 2.0%	11	2.51
Greater than 0.5% and Less than 1.0%	60	13.67
Between 0.5% and -0.5%	315	71.75
Less than -0.5% and Greater than -1.0%	28	6.38
Less than -1.0% and Greater than -1.5%	18	4.10
Less than -1.5%	4	0.91

	439	100.00%

iShares MSCI Sweden Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.23%
Greater than 2.0% and Less than 4.5%	4	0.91
Greater than 1.5% and Less than 2.0%	9	2.96
Greater than 1.0% and Less than 1.5%	31	7.06
Greater than 0.5% and Less than 1.0%	105	23.92
Between 0.5% and -0.5%	237	53.99
Less than -0.5% and Greater than -1.0%	35	7.97
Less than -1.0% and Greater than -1.5%	13	2.96
Less than -1.5%	4	0.91

	439	100.00%

i  Shares

iShares MSCI Switzerland Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.23%
Greater than 1.5% and Less than 2.0%	12	2.73
Greater than 1.0% and Less than 1.5%	33	7.52
Greater than 0.5% and Less than 1.0%	91	20.73
Between 0.5% and -0.5%	257	58.54
Less than -0.5% and Greater than -1.0%	32	7.29
Less than -1.0% and Greater than -1.5%	10	2.28
Less than -1.5%	3	0.68

	439	100.00%

iShares MSCI Taiwan Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	7	1.59%
Greater than 3.0% and Less than 3.5%	8	1.82
Greater than 2.5% and Less than 3.0%	9	2.05
Greater than 2.0% and Less than 2.5%	26	5.92
Greater than 1.5% and Less than 2.0%	51	11.62
Greater than 1.0% and Less than 1.5%	44	10.02
Greater than 0.5% and Less than 1.0%	61	13.90
Between 0.5% and -0.5%	111	25.30
Less than -0.5% and Greater than -1.0%	45	10.25
Less than -1.0% and Greater than -1.5%	30	6.83
Less than -1.5% and Greater than -2.0%	25	5.69
Less than -2.0% and Greater than -2.5%	6	1.37
Less than -2.5% and Greater than -3.0%	12	2.73
Less than -3.0%	4	0.91

	439	100.00%

iShares MSCI United Kingdom Index Fund

Period Covered: January 1, 2003 Through September 30, 2004

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.68%
Greater than 1.5% and Less than 2.0%	19	4.33
Greater than 1.0% and Less than 1.5%	64	14.58
Greater than 0.5% and Less than 1.0%	145	33.03
Between 0.5% and -0.5%	183	41.68
Less than -0.5% and Greater than -1.0%	18	4.10
Less than -1.0% and Greater than -2.0%	6	1.37
Less than -2.0%	1	0.23

	439	100.00%

iShares Supplemental Information

II. Total Return Information

The tables on the following pages present information about the total return of each Fund’s Underlying Index and the total return of each Fund. The information presented for each Fund is for the applicable period ended August 31, 2004.

“Average annual total returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative total returns” represent the total change in value of an investment over the periods indicated. Each Fund’s per share NAV is the value of one share of each Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the national securities exchange on which the shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. Since shares of each Fund did not trade in the secondary market until several days after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of the Funds may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

	Average Annual Total Returns
	Year Ended 8/31/04			5 Years Ended 8/31/04			Inception to 8/31/04*
iShares MSCI Index Fund	NAV	Market	Index	NAV	Market	Index	NAV	Market	Index
Australia	24.95%	23.50%	24.31%	8.74%	8.62%	8.74%	6.49%	6.46%	6.76%
Austria	62.70%	64.50%	63.77%	14.37%	14.54%	14.09%	7.06%	7.19%	7.95%
Belgium	42.88%	44.41%	41.85%	1.18%	1.19%	(1.32)%	6.31%	6.40%	6.45%
Canada	18.70%	19.12%	18.83%	8.22%	8.29%	8.63%	9.65%	9.74%	10.31%
France	22.44%	22.94%	22.72%	(0.37)%	(0.34)%	0.11%	8.26%	8.33%	8.47%
Germany	20.55%	21.00%	20.50%	(3.83)%	(3.64)%	(3.43)%	3.93%	3.99%	4.36%
Hong Kong	22.69%	22.59%	23.40%	0.18%	0.26%	1.34%	0.80%	0.84%	2.89%
Italy	25.09%	26.03%	25.29%	2.08%	2.25%	1.84%	9.81%	9.89%	9.66%
Japan	19.32%	19.73%	20.45%	(4.89)%	(4.93)%	(4.52)%	(4.13)%	(4.05)%	(3.39)%
Malaysia	11.01%	7.88%	12.16%	4.47%	3.83%	5.37%	(6.11)%	(6.40)%	(4.92)%
Mexico	30.28%	30.84%	28.28%	9.72%	9.92%	10.79%	10.45%	10.50%	12.33%
Netherlands	12.28%	12.56%	11.68%	(6.45)%	(6.43)%	(4.98)%	3.19%	3.20%	4.56%
Singapore	23.47%	23.31%	23.48%	(1.90)%	(2.05)%	(2.29)%	(5.60)%	(5.54)%	(4.99)%
Spain	24.28%	24.74%	24.70%	2.79%	2.98%	2.47%	11.95%	12.03%	12.30%
Sweden	35.81%	36.50%	36.55%	(0.17)%	0.00 **%	0.71%	8.15%	8.21%	9.50%
Switzerland	19.56%	19.17%	18.90%	(0.61)%	(0.67)%	0.11%	4.30%	4.29%	5.74%
United Kingdom	24.77%	26.59%	25.90%	(1.94)%	(1.86)%	(1.21)%	6.70%	6.83%	7.37%

*	Total returns for the period since inception are calculated from the inception date of the Funds (3/12/96). The first day of secondary market trading for the Funds was 3/18/96.
**	Rounds to less than 0.01

i  Shares

	Cumulative Total Returns
	Year Ended 8/31/04			5 Years Ended 8/31/04			Inception to 8/31/04*
iShares MSCI Index Fund	NAV	Market	Index	NAV	Market	Index	NAV	Market	Index
Australia	24.95%	23.50%	24.31%	52.05%	51.20%	52.06%	70.42%	69.92%	74.19%
Austria	62.70%	64.50%	63.77%	95.67%	97.16%	93.28%	78.21%	80.10%	91.35%
Belgium	42.88%	44.41%	41.85%	6.05%	6.10%	(6.44)%	67.95%	69.20%	69.84%
Canada	18.70%	19.12%	18.83%	48.40%	48.88%	51.28%	118.30%	119.88%	129.77%
France	22.44%	22.94%	22.72%	(1.85)%	(1.71)%	0.56%	95.89%	96.97%	99.33%
Germany	20.55%	21.00%	20.50%	(17.75)%	(16.93)%	(15.99)%	38.68%	39.29%	43.65%
Hong Kong	22.69%	22.59%	23.40%	0.89%	1.31%	6.86%	6.99%	7.36%	27.30%
Italy	25.09%	26.03%	25.29%	10.86%	11.77%	9.55%	121.06%	122.35%	118.53%
Japan	19.32%	19.73%	20.45%	(22.17)%	(22.33)%	(20.63)%	(30.06)%	(29.58)%	(25.34)%
Malaysia	11.01%	7.88%	12.16%	24.44%	20.69%	29.87%	(41.38)%	(42.91)%	(34.81)%
Mexico	30.28%	30.84%	28.28%	58.99%	60.49%	66.94%	132.18%	133.05%	168.11%
Netherlands	12.28%	12.56%	11.68%	(28.35)%	(28.27)%	(22.55)%	30.53%	30.62%	45.90%
Singapore	23.47%	23.31%	23.48%	(9.16)%	(9.86)%	(10.92)%	(38.62)%	(38.33)%	(35.24)%
Spain	24.28%	24.74%	24.70%	14.77%	15.80%	12.99%	160.35%	161.91%	167.49%
Sweden	35.81%	36.50%	36.55%	(0.83)%	(0.02)%	3.61%	94.27%	95.16%	115.83%
Switzerland	19.56%	19.17%	18.90%	(3.00)%	(3.33)%	0.54%	42.86%	42.70%	60.51%
United Kingdom	24.77%	26.59%	25.90%	(9.32)%	(8.98)%	(5.92)%	73.21%	75.05%	82.77%

*	Total returns for the period since inception are calculated from the inception date of the Funds (3/12/96). The first day of secondary market trading for the Funds was 3/18/96.

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 8/31/04			Inception to 8/31/04			Inception to 8/31/04
iShares MSCI Index Fund	NAV	Market	Index	NAV	Market	Index	NAV	Market	Index
Brazil*	41.42%	41.83%	42.35%	(1.72)%	(1.63)%	0.65%	(6.94)%	(6.59)%	2.74%
EMU**	20.07%	20.53%	20.61%	(6.41)%	(6.21)%	(6.08)%	(23.81)%	(23.14)%	(22.69)%
Pacific ex-Japan***	24.74%	23.03%	24.33%	17.43%	17.43%	17.40%	58.12%	58.11%	57.95%
South Korea****	5.83%	5.27%	8.64%	4.47%	4.50%	4.92%	20.78%	20.91%	23.05%
Taiwan*****	(1.10)%	(5.30)%	(0.39)%	(12.45)%	(12.74)%	(11.59)%	(42.79)%	(43.57)%	(40.38)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (7/10/00). The first day of secondary market trading of the Fund was 7/14/00.

**	Total returns for the period since inception are calculated from the inception date of the Fund (7/25/00). The first day of secondary market trading of the Fund was 7/31/00.

***	Total returns for the period since inception are calculated from the inception date of the Fund (10/25/01). The first day of secondary market trading of the Fund was 10/26/01.

****	Total returns for the period since inception are calculated from the inception date of the Fund (5/9/00). The first day of secondary market trading of the Fund was 5/12/00.

*****	Total returns for the period since inception are calculated from the inception date of the Fund (6/20/00). The first day of secondary market trading of the Fund was 6/23/00.

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 8/31/04			Inception to 8/31/04			Inception to 8/31/04
iShares MSCI Index Fund	NAV	Market	Index	NAV	Market	Index	NAV	Market	Index
South Africa*	31.30%	33.09%	31.41%	34.08%	34.78%	35.62%	58.73%	60.03%	61.84%
Emerging Markets**	20.21%	18.49%	20.12%	40.24%	39.94%	39.16%	60.71%	60.22%	58.83%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/3/03). The first day of secondary market trading of the Fund was 2/7/03.

**	Total returns for the period since inception are calculated from the inception date of the Fund (4/7/03). The first day of secondary market trading of the Fund was 4/11/03.

iShares Supplemental Information

Copies of the Prospectus, SAI, and recent shareholder reports can be found on our website at www.iShares.com. For more detailed information about the Company and shares of the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about a Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders. In the Company’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

If you have questions about the Funds or shares of the Company or you wish to obtain the SAI, semi-annual or annual report free of charge, please:

Call:	1-800-iShares

Monday through Friday

8:00 am to 8:00 pm (Eastern time)

Write:	iShares, Inc.

c/o SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No. 811-09102

i  Shares

iShares®, Inc.

Statement of Additional Information

Dated January 1, 2005

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus (the “Prospectus”) for the following Funds of iShares, Inc. (the “Company”) as such Prospectus may be revised or supplemented from time to time:

iShares MSCI Australia Index Fund	iShares MSCI Malaysia Index Fund
iShares MSCI Austria Index Fund	iShares MSCI Mexico Index Fund
iShares MSCI Belgium Index Fund	iShares MSCI Netherlands Index Fund
iShares MSCI Brazil Index Fund	iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Canada Index Fund	iShares MSCI Singapore Index Fund
iShares MSCI Emerging Markets Index Fund	iShares MSCI South Africa Index Fund
iShares MSCI EMU Index Fund	iShares MSCI South Korea Index Fund
iShares MSCI France Index Fund	iShares MSCI Spain Index Fund
iShares MSCI Germany Index Fund	iShares MSCI Sweden Index Fund
iShares MSCI Hong Kong Index Fund	iShares MSCI Switzerland Index Fund
iShares MSCI Italy Index Fund	iShares MSCI Taiwan Index Fund
iShares MSCI Japan Index Fund	iShares MSCI United Kingdom Index Fund

The current Prospectus for the iShares, Inc. Funds is dated January 1, 2005. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports for the above listed Funds for the fiscal year ended August 31, 2004 are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (“SEI” or the “Distributor”), at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com. ®iShares is a registered trademark of Barclays Global Investors, N.A.

ii

iii

GENERAL DESCRIPTION OF THE COMPANY AND ITS FUNDS

iShares, Inc. (the “Company”) currently consists of 24 investment portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The following series of the Company (each a “Fund” and collectively the “Funds”) have an inception date of March 12, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI Brazil Index Fund, iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund have inception dates of July 10, 2000, April 7, 2003, July 25, 2000, October 25, 2001, February 3, 2003, May 9, 2000, June 20, 2000, respectively. The Board of Directors (the “Board” or the “Directors”) of the Company may authorize additional Funds in the future.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). Each Fund is managed by Barclays Global Fund Advisors (“BGFA”), a subsidiary of Barclays Global Investors, N.A. (“BGI”).

Unless otherwise specified, all references in this SAI to “dollars,” “USD,” “US$” or “$” are to U.S. Dollars, all references to “AUD,” or “A$” are to Australian Dollars, all references to “ATS” are to Austrian Schillings, all references to “BEF” are to Belgian Francs, all references to “BRL” are to Brazilian Reals, all references to “CAD” or “CA$” are to Canadian Dollars, all references to “EUR” are to Euros, all references to “FRF” or “FF” are to French Francs, all references to “DEM” or “DM” are to the German Deutsche Mark, all references to “HKD” or “HK$” are to Hong Kong Dollars, all references to “ITL” or “LL” are to Italian Lira, all references to “JPY” or “Y” are to Japanese Yen, all references to “KRW” are to Korean Wons, all references to “MYR” are to Malaysian Ringgits, all references to “MXN” are to Mexican Pesos, all references to “NLG” are to Netherlands Guilders, all references to “SGD” are to Singapore Dollars, all references to “ESP” are to Spanish Pesetas, all references to “SEK” are to Swedish Krona, all references to “CHF” are to Swiss Francs, all references to “TWD” are to New Taiwan Dollars, all references to “GBP,” “(pound)” or “L” are to British Pounds Sterling and all references to “ZAR” are to South African Rand. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the applicable Prospectus in the Shareholder Information section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the American Stock Exchange (the “AMEX”) and trade throughout the day on the AMEX and other secondary markets. Shares of certain of the Company’s Funds may be traded from time to time on U.S. national securities exchanges other than the AMEX. In addition, the iShares MSCI Malaysia Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, and the iShares MSCI Taiwan Index Fund are traded on certain foreign exchanges. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of shares of any Fund will continue to be met. The AMEX may, but is not required to, remove the shares of a Fund from listing if (1) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying Index on which that Fund is based is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the shares of a Fund from listing and trading upon termination of the Fund. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current share pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated “indicative optimized portfolio value” (“IOPV”) for each Fund as calculated by an information provider, such as Bloomberg, L.P (“Bloomberg”). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. An IOPV for each Fund is disseminated every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during AMEX trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day. It is possible that the value of the portfolio of securities held by a particular Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of the Fund’s portfolio. In addition, the foreign exchange rate used in computing NAV of a Fund may differ materially from that used by Bloomberg.

The equity securities included in the IOPV for a Fund reflect the same market capitalization weighting as the Deposit Securities of the particular Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency. For the iShares MSCI Australia Index, iShares MSCI Hong Kong Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of those Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Fund’s portfolio, and converts the price to U.S. Dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency. For Funds that have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. Dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Each Fund engages in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Concentration and Lack of Diversification of Certain Funds. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by more diversified investment companies.

In addition, the Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (“IRC”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Lending Portfolio Securities. Pursuant to guidelines approved by the Board, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Funds’ securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as securities lending agent for the Funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the “SEC”), BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC that permits the funds it manages, including the Funds of the Company, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations. Each Fund’s investment in common stock of foreign corporations represented in the Underlying Indices may also be in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities, and European Depositary Receipts, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Companies, REITs. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days that are rated in accordance with Rule 2a-7 under the 1940 Act; (v) repurchase agreements; and (vi) short-term, U.S. Dollar-denominated obligations of foreign banks (including U.S. branches).

Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts, options and options on futures contracts will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. The Funds intend to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Company’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

PROXY VOTING POLICY

The Company has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Company has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares or through the Fund’s website at www.iShares.com: and (ii) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Funds’ Board of Directors has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (b) does not put the interests of the Funds’ investment adviser (the “BGFA” or “Investment Adviser”), the Funds’ distributor (the “Distributor”), or any affiliated person of the Funds, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (c) above include National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as “Creation Units”) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”), and other institutional market participants and entities that provide information services.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds, and the terms of the iShares Funds’ current registration statements.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. A Fund, however, may voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Funds’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Funds’ Board of Directors reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

INVESTMENTS IN SUBJECT EQUITY MARKETS

Brief descriptions of the equity markets in which the respective Fund are invested are provided below.

Country Specific Information

The Australian Equity Markets

General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1861. In 1884, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney (1872), Brisbane (1884), Adelaide (1887), Hobart (1882) and Perth (1889). In 1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (the “AASE”) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity—The Australian Stock Exchange (the “ASX”). Trading is done via a computer link-up called “SEATS.” SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to complementary oversight by the Australian Stock Exchange and the Australian Securities and Investments Commission, which work together to regulate the major aspects of stock exchange operations.

Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Australian equity markets was approximately US$637 billion as of September 30, 2004.

Chief Industries. Australia’s chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel.

Chief Imports. Australia’s chief imports consist of machinery and transport equipment, computers and office machines, telecommunication equipment and parts, crude oil, and petroleum products.

Chief Exports. Australia’s chief exports consist of coal, gold, meat, wool, aluminum, iron ore, wheat, machinery, and transport equipment.

Gross Domestic Product (“GDP”). Australia’s GDP annual percent change was 4.1% for the year ended September 30, 2004.

Consumer Price Inflation (“CPI”). Australia’s CPI annual percent change was 2.5% for the year ended September 30, 2004.

Unemployment Rate. Australia’s unemployment rate was 5.7% for the year ended September 30, 2004.

The Austrian Equity Markets

General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (the “VSE”) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the “Act”) established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Austrian equity markets was approximately US$68 billion as of September 30, 2004.

Chief Industries. Austria’s chief industries are construction, machinery, vehicles and parts, food, chemicals, lumber and wood processing, paper and paperboard, communications equipment, and tourism.

Chief Imports. Austria’s chief imports consist of machinery and equipment, motor vehicles, chemicals, metal goods, oil and oil products, and foodstuffs.

Chief Exports. Austria’s chief exports consist of machinery and equipment, motor vehicles and parts, paper and paperboard, metal goods, chemicals, iron and steel, textiles, and foodstuffs.

Gross Domestic Product. Austria’s GDP annual percent change was 1.9% for the year ended September 30, 2004.

Consumer Price Inflation. Austria’s CPI annual percent change was 2.4% for the year ended September 30, 2004.

Unemployment Rate. Austria’s unemployment rate was 4.2% for the year ended September 30, 2004.

The Belgian Equity Markets

General Background. The Brussels Stock Exchange (the “BSE”) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the “Societe de la Bourse de Valeurs Mobileres de Bruxelles” (the “SBVM”) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an “Over the Counter Market.”

Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Belgian equity markets was approximately US$210 billion as of September 30, 2004.

Chief Industries. Belgium’s chief industries are engineering and metal products, motor vehicle assembly, processed food and beverages, chemicals, basic metals, textiles, glass and petroleum.

Chief Imports. Belgium’s chief imports consist of machinery and equipment, chemicals, diamonds, pharmaceuticals, foodstuffs, transportation equipment and oil products.

Chief Exports. Belgium’s chief exports consist of machinery and equipment, chemicals, diamonds, and metals and metal products.

Gross Domestic Product. Belgium’s GDP annual percent change was 3% for the year ended September 30, 2004.

Consumer Price Inflation. Belgium’s CPI annual percent change was 2.03% for the year ended September 30, 2004.

Unemployment Rate. Belgium’s unemployment rate was 8.6% for the year ended September 30, 2004.

The Brazilian Equity Markets

General Background. Formally established in 1845, the Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest exchange in Brazil, but is overshadowed by the Sao Paulo exchange, called Bolsa de Valores de Sao Paulo (“BOVESPA”), which is the largest and accounts for about 90% of trading activity. The BOVESPA was founded in 1890 and today acts as the center of integration for the nine regional stock exchanges: São Paulo, Rio de Janeiro, Minas-Espírito Santo-Brasília, Extremo Sul, Santos, Bahia-Sergipe-Alagoas, Pernambuco and Paraíba, Paraná and the Bolsa. All are linked with one another making it possible to settle transactions done on one exchange using the services of the other. The SOMA (Sociedade Operadora do Mercado de Ativos) manages the over-the-counter market organized in Brazil through an electronic system of negotiation. Government securities, corporate bonds, and money market instruments are traded in the open market. The Bolsa de Mercdorias & de Futuros (the “BM&F”), in Sao Paulo, is Brazil’s futures exchange. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$269 billion as of September 30, 2004.

Chief Industries. Brazil’s chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil’s chief imports consist of machinery, electrical and transport equipment, chemical products and oil.

Chief Exports. Brazil’s chief exports consist of transport equipment, iron ore, soybeans, footwear, coffee, and autos.

Gross Domestic Product. Brazil’s GDP annual percent change was 5.7% for the year ended September 30, 2004.

Consumer Price Inflation. Brazil’s CPI annual percent change was 7.2% for the year ended September 30, 2004.

Unemployment Rate. Brazil’s unemployment rate was 11.4% for the year ended September 30, 2004.

The Canadian Equity Markets

General Background. Canadian stock transactions took place prior to the establishment of any official exchanges. In 1861, the first Canadian stock exchange, the Toronto Stock Exchange, was officially established after nearly a decade of informal trading. Likewise, the Montreal Stock Exchange formally appeared in 1874, after more than 40 years of informal trading, primarily in railroad and bank securities. In 1982, the Montreal Stock Exchange changed its name to the Montreal Exchange to reflect the growing importance of financial instruments other than stocks, primarily options and futures, on its trading floor. In 1999, the Vancouver, Alberta, Toronto and Montreal exchanges reached an agreement to restructure the Canadian capital markets along the lines of market specialization. Under the agreement, the Toronto Stock Exchange became Canada’s sole exchange for trading larger equity securities. The Montreal Exchange assumed responsibility for the trading of derivatives and the Vancouver Stock Exchange and Alberta Stock Exchange merged to form the Canadian Venture Exchange (the “CDNX”), handling trading in smaller equities. The Canadian Dealing Network, Winnipeg Stock Exchange, and equities portion of the Montreal Exchange later merged with CDNX. In 2001, the Toronto Stock Exchange acquired the Canadian Venture Exchange, which was renamed the TSX Venture Exchange in 2002. The Market Regulation Services Inc. (RS) was created in March 2002 as the independent regulation services provider for the Canadian equity markets.

Today, there are three stock exchanges across Canada: the Toronto Stock Exchange (the “TSX”), the TSX Venture Exchange and the Montreal Exchange. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world. Canada is the world’s fifth largest public equity market by market capitalization.

Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. The Canadian Institute of Chartered Accountants (the “CICA”) is responsible for developing authoritative accounting and auditing standards, which are uniform across Canada. Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA’s U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

Size of Equity Markets. The total market capitalization of the Canadian markets was approximately US$1,047 billion as of September 30, 2004.

Chief Industries. Canada’s chief industries are transportation equipment, chemicals, processed and unprocessed minerals, food products, wood and paper products, fish products, petroleum, and natural gas.

Chief Imports. Canada’s chief imports consist of machinery and equipment, motor vehicles and parts, crude oil, chemicals, electricity, and durable consumer goods.

Chief Exports. Canada’s chief exports consist of motor vehicles and parts, industrial machinery, aircraft, telecommunications equipment, chemicals, plastics, fertilizers, wood pulp, timber, crude petroleum, natural gas, electricity, and aluminum.

Gross Domestic Product. Canada’s GDP annual percent change was 3.0% for the year ended September 30, 2004.

Consumer Price Inflation. Canada’s CPI annual percent change was 1.9% for the year ended September 30, 2004.

Unemployment Rate. Canada’s unemployment rate was 7.2% for the year ended September 30, 2004.

Emerging Markets Countries

The iShares MSCI Emerging Markets Index Fund invests in equity securities from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Currently, South Korea, South Africa, Taiwan, Brazil and China are the largest countries, in terms of capitalization weight in the Index. The equity markets for South Korea, South Africa, Taiwan, Mexico and Brazil are described herein.

General Background. Following is a general background description of the equities market of each country included in the MSCI Emerging Markets Index for which there is no iShares MSCI Index Fund.

Size of Equity Markets. The total market capitalization of the combined equity markets of Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela was approximately US $944 billion as of September 30, 2004.

China. Mainland China’s economy has been transitioning from a centrally planned economy to a more market based economy. While the government continues to play a dominant role in the economy, the economic influence of individual citizens has been steadily increasing. Private enterprise continues to grow in place of the large state-owned enterprises, and foreign investment continues to contribute to economic growth. Accession to the World Trade Organization in 2001 helps strengthen China’s ability to maintain strong growth rates, but challenges the hybrid system of strong political controls and growing market influences. The index consists of two types of shares: “H” shares and (to a very limited extent) “B” Shares. The former are incorporated in China and nominated by the Central Government for listing and trading on the Hong Kong Exchange and are quoted in Hong Kong dollars. Like other securities trading on the Hong Kong Exchange, there are no restrictions on who can trade “H” shares. The latter are incorporated in China and trade either on the Shanghai or Shenzhen stock exchanges. They are quoted in U.S. Dollars on the Shanghai stock exchange and in Hong Kong Dollars on the Shenzhen stock exchange. They can be traded by non-residents of the People’s Republic of China and also residents of the People’s Republic of China with appropriate foreign currency dealing accounts.

Chief Industries. China’s chief industries are telecommunication services, integrated oil & gas, insurance, oil & gas exploration & production, and electric utilities.

Chief Imports. China’s chief imports consist of machinery and equipment, mineral fuels, plastics, iron and steel, chemicals.

Chief Exports. China’s chief exports consist of machinery and equipment, textiles and clothing, footwear, toys and sporting goods, mineral fuels

Gross Domestic Product. China’s GDP annual percent change was 18.16% for the year ended September 30, 2004.

Consumer Price Inflation. China’s CPI annual percent change was 4.1% for the year ended September 30, 2004.

Unemployment Rate. China’s unemployment rate was 4.3% for the year ended September 30, 2004.

The EMU Equity Markets

The EMU equity markets are comprised of the equity markets from the following twelve countries, which are participating in the European Economic and Monetary Union, or “EMU”: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU Index is currently comprised of companies from eleven of these EMU countries (i.e., all of the EMU countries except Luxembourg).

General Background. Following is a general background description of the equities market of each country included in the MSCI EMU Index for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations of the Emerging Markets differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US $3.2 trillion as of September 30, 2004.

Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world’s stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

Chief Industries. Finland’s chief industries are communications equipment, pulp and paper, products, industrial machinery, metals, chemicals, textiles, and shipbuilding.

Chief Imports. Finland’s chief imports consist of foodstuffs, petroleum and petroleum products, chemicals, transport equipment, iron and steel, machinery, textile yarn and fabrics, and grains.

Chief Exports. Finland’s chief exports consist of machinery and equipment, chemicals, metals, timber, paper, and pulp.

Gross Domestic Product. Finland’s GDP annual percent change was 2.7% for the year ended September 30, 2004.

Consumer Price Inflation. Finland’s CPI annual percent change was 0.5% for the year ended September 30, 2004.

Unemployment Rate. Finland’s unemployment rate was 7.2% for the year ended September 30, 2004.

Greece. The Athens Stock Exchange (the “ASE”) is a self-managed public institution, regulated by law. It is financed chiefly by annual listing fees paid by both equity and fixed-income issuers. Until 1987, the ASE had a relatively low activity market with occasional peaks. Activity exploded that year, with foreign purchases contributing to a 1,224% rise in traded share value.

Chief Industries. Greece’s chief industries are tourism, food and tobacco processing, textiles, chemicals, metal products; mining, and petroleum.

Chief Imports. Greece’s chief imports consist of machinery, transport equipment, fuels, and chemicals.

Chief Exports. Greece’s chief exports consist of food and beverages, manufactured goods, petroleum products, chemicals, and textiles.

Gross Domestic Product. Greece’s GDP annual percent change was 3.8% for the year ended September 30, 2004.

Consumer Price Inflation. Greece’s CPI annual percent change was 2.9% for the year ended September 30, 2004.

Unemployment Rate. Greece’s unemployment rate was 9.5% for the year ended December 31, 2003.

Ireland. The Irish Stock Exchange, founded in the 18th century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange (the “ISE”). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (the “LSE”), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies’ dealing with the two exchanges.

Chief Industries. Ireland’s chief industries are food products, brewing, textiles, clothing; chemicals, pharmaceuticals, machinery, transportation equipment, glass and crystal, and software.

Chief Imports. Ireland’s chief imports consist of data processing equipment, other machinery and equipment, chemicals, petroleum and petroleum products, textiles, and clothing.

Chief Exports. Ireland’s chief exports consist of machinery and equipment, computers, chemicals, pharmaceuticals, live animals, and animal products.

Gross Domestic Product. Ireland’s GDP annual percent change was 3.7% for the year ended December 31, 2003.

Consumer Price Inflation. Ireland’s CPI annual percent change was 2.4% for the year ended September 30, 2004

Unemployment Rate. Ireland’s unemployment rate was 4.4% for the year ended June 30, 2004.

Portugal. EU membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22, 1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

In 1992, the Lisbon Stock Exchange was privatized. It is now under the management of the Lisbon Stock Exchange Association. Further, the Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.

Chief Industries. Portugal’s chief industries are textiles and footwear, wood pulp, paper, and cork; metalworking, oil refining, chemicals, fish canning, wine, and tourism.

Chief Imports. Portugal’s chief imports consist of machinery and transport equipment, chemicals, petroleum, textiles, and agricultural products.

Chief Exports. Portugal’s chief exports consist of clothing and footwear, machinery, chemicals, cork and paper products, and hides.

Gross Domestic Product. Portugal’s GDP annual percent change was 0.8% for the year ended September 30, 2004.

Consumer Price Inflation. Portugal’s CPI annual percent change was 2.1% for the year ended September 30, 2004.

Unemployment Rate. Portugal’s unemployment rate was 6.8% for the year ended September 30, 2004.

The French Equity Markets

General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the “Hors-Cote” Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the “CBV”). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the French equity markets was approximately US$1,324 billion as of September 30, 2004.

Chief Industries. France’s chief industries are machinery, chemicals, automobiles, metallurgy, aircraft, electronics, textiles, food processing, and tourism.

Chief Imports. France’s chief imports consist of machinery and equipment, vehicles, crude oil, aircraft, plastics, and chemicals.

Chief Exports. France’s chief exports consist of machinery and transportation equipment, aircraft, plastics, chemicals, pharmaceutical products, iron and steel, and beverages.

Gross Domestic Product. France’s GDP annual percent change was 2.8% for the year ended September 30, 2004.

Consumer Price Inflation. Frances’s CPI annual percent change was 2.2% for the year ended September 30, 2004.

Unemployment Rate. France’s unemployment rate was 9.9% for the year ended September 30, 2004.

The German Equity Markets

General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the “semi-official” unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Germany equity markets was approximately US$1,013 billion as of September 30, 2004.

Chief Industries. Germany’s chief industries are among the world’s largest and most technologically advanced producers of iron, steel, coal, cement, chemicals, machinery, vehicles, machine tools, electronics, food and beverages, shipbuilding, and textiles.

Chief Imports. Germany’s chief imports consist of machinery, vehicles, chemicals, foodstuffs, textiles, and metals.

Chief Exports. Germany’s chief exports consist of machinery, vehicles, chemicals, metals and manufactures, foodstuffs, and textiles.

Gross Domestic Product. Germany’s GDP annual percent change was 1.3% for the year ended September 30, 2004.

Consumer Price Inflation. Germany’s CPI annual percent change was 1.8% for the year ended September 30, 2004.

Unemployment Rate. Germany’s unemployment rate was 10.6% for the year ended September 30, 2004.

The Hong Kong Equity Markets

General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was renamed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers’ Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities to reestablish the stock market after the Second World War. Pressure to strengthen market regulation and to unify the four exchanges led to the incorporation of the Stock Exchange of Hong Kong Limited (the “SEHK”). in 1980. The four exchanges ceased business in March of 1986 and the new exchange commenced trading through a computer-assisted system about one week later. In March 2000, The Stock Exchange of Hong Kong Limited, Hong Kong Futures Exchange Limited demutualised and together with Hong Kong Securities Clearing Limited, merged under a single holding company, HKEx. Trading on the HKEx is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted and proper regulatory oversight is administered by the Hong Kong Securities and Futures Commission. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Hong Kong equity markets was approximately US$764 billion as of September 30, 2004.

Chief Industries. Hong Kong’s chief industries are textiles, clothing, tourism, banking, shipping, electronics, plastics, toys, watches, and clocks.

Chief Imports. Hong Kong’s chief imports consist of electrical machinery and appliances, textiles, foodstuffs, transport equipment, raw materials, semi manufactures, petroleum and plastics.

Chief Exports. Hong Kong’s chief exports consist of electrical machinery and appliances , textiles, apparel footwear, watches and clocks, toys, plastics, and precious stones.

Gross Domestic Product. Hong Kong’s GDP annual percent change was 12.1% for the year ended September 30, 2004.

Consumer Price Inflation. Hong Kong’s CPI annual percent change was 0.8% for the year ended September 30, 2004.

Unemployment Rate. Hong Kong’s unemployment rate was 6.8% for the year ended September 30, 2004.

The Italian Equity Markets

General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, “Borsa Italiana Spa”, which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (the “IDEM”).

In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers’ accounts.

In November 1994, the IDEM started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched. In September 2004, the MIB 30 index futures contract was discontinued and replaced with the S&P/MIB index futures contract.

Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users’ own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy’s National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.

Size of Equity Markets. The total market capitalization of the Italian equity markets was approximately US$648 billion as of September 30, 2004.

Chief Industries. Italy’s chief industries are tourism, machinery, iron and steel, chemicals, food processing, textiles, motor vehicles, clothing, footwear, and ceramics.

Chief Imports. Italy’s chief imports consist of engineering products, chemicals, transport equipment, energy products, minerals and nonferrous metals, textiles and clothing, food, beverages, and tobacco.

Chief Exports. Italy’s chief exports consist of engineering products, textiles and clothing, production machinery, motor vehicles, transport equipment, chemicals; food, beverages and tobacco, minerals, and nonferrous metals.

Gross Domestic Product. Italy’s GDP annual percent change was 1.2% for the year ended September 30, 2004.

Consumer Price Inflation. Italy’s CPI annual percent change was 2.0% for the year ended September 30, 2004.

Unemployment Rate. Italy’s unemployment rate was 8.5% for the year ended September 30, 2004.

The Japanese Equity Markets

General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. The securities market was forced to suspend trading sessions on all securities markets in 1945. With the end of the Second World War and the enactment of the Securities and Exchange Law in 1947, Japan opened eight additional stock exchanges during 1949 in Tokyo, Osaka, Nagoya, Kyoto, Kobe, Hiroshima, Fukuoka and Niigata. The Sapporo Securities Exchange was later established in 1950. Kobe was dissolved in October 1967, Hiroshima and Niigata merged into the Tokyo Stock Exchange in March 2000, and Kyoto merged into Osaka Securities Exchange in March 2001. Consequently, Japan now has five stock exchanges (Tokyo, Osaka, Nagoya, Fukuokaand Sapporo). There is also an over-the-counter market. There are four distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,500 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 500 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The third section, known as Mothers (“Market of the high-growth and emerging stocks”) was established in November 1999 in order to provide venture companies access to funds at an early stage of their development and to provide investors with more diversified investment product. The fourth section of the Japanese market consists of foreign stocks that are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The Securities and Exchange Surveillance Commission (SESC) was established in July 1992 within the ambit of the Ministry of Finance in order to ensure compliance with rules set within the securities and financial futures markets.

Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Japanese equity markets was approximately US$3,127 billion as of September 30, 2004.

Chief Industries. Japan’s chief industries are among world’s largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Japan’s chief imports consist of machinery and equipment, fuels, foodstuffs, chemicals, textiles, and raw materials.

Chief Exports. Japan’s chief exports consist of motor vehicles, semiconductors, office machinery, and chemicals.

Gross Domestic Product. Japan’s GDP annual percent change was 4.2% for the year ended September 30, 2004.

Consumer Price Inflation. Japan’s CPI annual percent change was -0.1% for the year ended September 30, 2004.

Unemployment Rate. Japan’s unemployment rate was 4.9% for the year ended September 30, 2004.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930’s. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the “KLSE”) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of September 30, 2004, 842 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 361 companies listed on the Second Board as of September 30, 2004. On June 11th of 2001 the Malaysia Derivatives Exchange (MDEX) was launched offering a wide range of derivative products. In March of 2002 a third stock market was launched in Malaysia, the MESDAQ. Over the years, the KLSE’s close links with the Stock Exchange of Singapore (the “SES”) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$177 billion as of September 30, 2004.

Chief Industries. Peninsular Malaysia’s main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah’s main industries are logging, and petroleum production. Sarawak’s main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia’s chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia’s chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

Gross Domestic Product. Malaysia’s GDP annual percent change was 6.8% for the year ended September 30, 2004.

Consumer Price Inflation. Malaysia’s CPI annual percent change was 1.6% for the year ended September 30, 2004.

Unemployment Rate. Malaysia’s unemployment rate was 3.7% for the year ended June 30, 2004.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the “BMV”), which was established in 1894 and is located in Mexico City. The stock exchange is a private institution legally incorporated as a limited company with variable capital that operates under a concession from the Ministry of Finance and Public Credit and it governed by the Mexican Securities Market Act. The National Banking and Securities Commission (the “CNV”) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$148 billion as of September 30, 2004.

Chief Industries. Mexico’s chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism.

Chief Imports. Mexico’s chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico’s chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

Gross Domestic Product. Mexico’s GDP annual percent change was 3.9% for the year ended September 30, 2004.

Consumer Price Inflation. Mexico’s CPI annual percent change was 4.8% for the year ended September 30, 2004.

Unemployment Rate. Mexico’s unemployment rate was 4.1% for the year ended September 30, 2004.

The Netherlands Equity Markets

General Background. Trading securities on the AEX Stock Exchange (the “AEX”) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the Amsterdam Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Dutch equity markets was approximately US$632 billion as of September 30, 2004.

Chief Industries. The Netherlands’ chief industries are predominantly in petroleum refining, chemicals, financial services, packaged goods, and consumer electronics.

Chief Imports. The Netherlands’ chief imports consist of metal and engineering products, machinery and transport equipment, chemicals, petroleum, and food processing.

Chief Exports. The Netherlands’ chief exports consist of machinery and equipment, chemicals, fuels, and foodstuffs.

Gross Domestic Product. The Netherlands’ GDP annual percent change was 1.4% for the year ended September 30, 2004.

Consumer Price Inflation. The Netherlands’ CPI annual percent change was 1.1% for the year ended September 30, 2004.

Unemployment Rate. The Netherlands’ unemployment rate was 6.1% for the year ended September 30, 2004.

The Pacific Ex-Japan Equity Markets

The Pacific ex-Japan equity markets are comprised of the equity markets from Australia, Hong Kong, New Zealand and Singapore.

General Background. Following is a general background description of the New Zealand equity market for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations that make up the Pacific ex Japan equity markets differ substantially from U.S. standards. In general, these countries’ corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the combined equity markets of Australia, Hong Kong, New Zealand and Singapore was approximately US$768 billion as of September 30, 2004.

New Zealand. The New Zealand Stock Exchange (the “NZSE”) was originated in the 1870’s in four regions: Auckland, Thames, Dunedin and Reefton. In 1915, the Stock Exchange Association of New Zealand was formed. The Sharebrokers Act Amendment 1981governs the operations of the NZSE. During 1989, the Exchange changed from four separate entities to one. Additionally, a Board of Directors was appointed to replace the traditional council. The NZSE also appointed an independent Market Surveillance Panel and adopted revised Listing Rules. On June 24, 1991, they also eliminated the open outcry market and on August 1, 1992, introduced its FASTER system of electronic transfer and moved to fully automated clearing and settlement of trades.

Chief Industries. New Zealand’s chief industries are integrated telecommunication services, construction materials, casinos and gaming, airport services, food processing, wood and paper products, textiles, machinery, transportation equipment, banking and insurance, tourism, and mining.

Chief Imports. New Zealand’s chief imports consist of machinery and equipment, vehicles and aircraft, petroleum, electronics, textiles, and plastics.

Chief Exports. New Zealand’s chief exports consist of dairy products, meat, wood and wood products, fish, and machinery.

Gross Domestic Product. New Zealand’s GDP annual percent change was 4.4% for the year ended September 30, 2004.

Consumer Price Inflation. New Zealand’s CPI annual percent change was 2.5% for the year ended September 30, 2004.

Unemployment Rate. New Zealand’s unemployment rate was 4.0% for the year ended September 30, 2004.

The Singaporean Equity Markets

General Background. The Stock Exchange of Singapore (the “SES”) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1930. The linkage between the SES and the KLSEB (Kuala Lumpur Stock Exchange Bhd) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock

Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (“OTC”) market known as CLOB (Central Limit Order Book), to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Singaporean markets was approximately US$201 billion as of September 30, 2004.

Chief Industries. Singapore’s chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, offshore platform construction, life sciences, and entrepot trade.

Chief Imports. Singapore’s chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. Singapore’s chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

Gross Domestic Product. Singapore’s GDP annual percent change was 12.5% for the year ended September 30, 2004.

Consumer Price Inflation. Singapore’s CPI annual percent change was 1.6% for the year ended September 30, 2004.

Unemployment Rate. Singapore’s unemployment rate was 4.5% for the year ended September 30, 2004.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (the “JSE”), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South African equity markets was approximately US$374 billion as of September 30, 2004.

Chief Industries. South Africa’s chief industries consist of mining (it is the world’s largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa’s chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa’s chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

Gross Domestic Product. South Africa’s GDP annual percent change was 3.8% for the year ended September 30, 2004.

Consumer Price Inflation. South Africa’s CPI annual percent change was 1.3% for the year ended September 30, 2004.

Unemployment Rate. South Africa’s unemployment rate was 28.2% for the year ended September 30, 2004.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$ 233 billion as of September 30, 2004.

Chief Industries. South Korea’s chief industries are electronics, financial services, telecommunications, automobile production, chemicals, shipbuilding and repair and steel.

Chief Imports. South Korea’s chief imports consist of machinery and equipment, oil, organic chemicals, plastics and transport equipment.

Chief Exports. South Korea’s chief exports consist of semiconductors, wireless telecommunications equipment, motor vehicles, computer equipment, steel, ships, and petrochemicals.

Gross Domestic Product. South Korea’s GDP annual percent change was 5.5% for the year ended September 30, 2004.

Consumer Price Inflation. South Korea’s CPI annual percent change was 4.8% for the year ended September 30, 2004.

Unemployment Rate. South Korea’s unemployment rate was 3.7% for the year ended September 30, 2004.

The Spanish Equity Markets

General Background. The Securities Market Act (the “LMV”) recognizes the following as official secondary markets: stock exchanges; the public debt market organized by the Bank of Spain; and futures and options markets. Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (the “CNMV”) is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.

These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain’s Book-Entry Office is responsible for supervising the public debt market.

Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Spanish equity markets was approximately US$760 billion as of September 30, 2004.

Chief Industries. Spain’s chief industries are textiles and apparel (including footwear), food and beverages, metals and metal manufactures, chemicals, shipbuilding, automobiles, machine tools, and tourism.

Chief Imports. Spain’s chief imports consist of machinery and equipment, fuels, chemicals, semi finished goods, foodstuffs, consumer goods.

Chief Exports. Spain’s chief exports consist of machinery, motor vehicles; foodstuffs, other consumer goods.

Gross Domestic Product. Spain’s GDP annual percent change was 2.5% for the year ended September 30, 2004.

Consumer Price Inflation. Spain’s CPI annual percent change was 3.3% for the year ended September 30, 2004.

Unemployment Rate. Spain’s unemployment rate was 11.0% for the year ended September 30, 2004.

The Swedish Equity Markets

General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.

On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange—OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, (“NOREX”).

There are also two independent markets for options—the Swedish Options Market (the “OM”) and the Swedish Options and Futures Exchange (the “SOFE”), which offer calls, puts and forwards on Swedish stocks and stock market indices.

Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.

Size of Equity Markets. The total market capitalization of the Swedish equity markets was approximately US$317 billion as of September 30, 2004.

Chief Industries. Sweden’s chief industries are communications equipment, diversified financial services, wood pulp and paper products, processed foods and industrial & construction machinery.

Chief Imports. Sweden’s chief imports consist of machinery, petroleum and petroleum products, chemicals, motor vehicles, iron and steel; foodstuffs, and clothing.

Chief Exports. Sweden’s chief exports consist of machinery, motor vehicles, paper products, pulp and wood, iron and steel products, and chemicals.

Gross Domestic Product. Sweden’s GDP annual percent change was 3.7% for the year ended September 30, 2004.

Consumer Price Inflation. Sweden’s CPI annual percent change was 1.2% for the year ended September 30, 2004.

Unemployment Rate. Sweden’s unemployment rate was 5.8% for the year ended September 30, 2004.

The Swiss Equity Markets

General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trades are conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Swiss equity markets was approximately US$725 billion as of September 30, 2004.

Chief Industries. Switzerland’s chief industries are machinery, chemicals, watches, textiles, and precision instruments.

Chief Imports. Switzerland’s chief imports consist of machinery, chemicals, vehicles, metals, agricultural products, and textiles.

Chief Exports. Switzerland’s chief exports consist of machinery, chemicals, metals, watches, and agricultural products.

Gross Domestic Product. Switzerland’s GDP annual percent change was 1.8% for the year ended September 30, 2004.

Consumer Price Inflation. Switzerland’s CPI annual percent change was 0.9% for the year ended September 30, 2004.

Unemployment Rate. Switzerland’s unemployment rate was 3.7% for the year ended September 30, 2004.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, located in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the “TSE”) was founded a year later and officially commenced operation in February 1962.

In the exchange’s first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2004 there were 669. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$385 billion as of September 30, 2004.

Chief Industries. Taiwan’s chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

Chief Imports. Taiwan’s chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

Chief Exports. Taiwan’s chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan’s GDP annual percent change was 5.7% for the year ended September 30, 2004.

Consumer Price Inflation. Taiwan’s CPI annual percent change was 2.8% for the year ended September 30, 2004.

Unemployment Rate. Taiwan’s unemployment rate was 4.3% for the year ended September 30, 2004.

The United Kingdom Equity Markets

General Background. The UK is Europe’s largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE-100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (the “SEAQ”) operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.

Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the U.S. can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company’s results and financial position under their own principles. This is particularly so in the U.S. capital markets. The overriding requirement for a UK company’s financial statements is that they give a ‘true and fair’ view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the U.S., financial statements are more conformed because they must be prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

Size of Equity Markets. The total market capitalization of the United Kingdom equity markets was approximately US$2,505 billion as of September 30, 2004.

Chief Industries. United Kingdom’s chief industries are machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment, metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing, and other consumer goods.

Chief Imports. United Kingdom’s chief imports consist of manufactured goods, machinery, fuels, and foodstuffs

Chief Exports. United Kingdom’s chief exports consist of manufactured goods, fuels, chemicals, food, beverages, and tobacco.

Gross Domestic Product. United Kingdom’s GDP annual percent change was 3.0% for the year ended September 30, 2004.

Consumer Price Inflation. United Kingdom’s CPI annual percent change was 1.9% for the year ended September 30, 2004.

Unemployment Rate. United Kingdom’s unemployment rate was 4.7% for the year ended September 30, 2004.

THE MSCI EQUITY INDICES

In General. The MSCI Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. (“MSCI”), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI Equity Indices have covered the world’s developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets. MSCI applies the same criteria and calculation methodology across all markets for all equity indices, developed and emerging. The MSCI Indices are calculated assuming that dividends (net of taxes) paid by the securities in the index are reinvested in index securities.

Weighting. Effective May 31, 2002, all single-country MSCI Indices are free-float weighted, i.e., companies are included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines “free float” as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions. MSCI’s standard equity indices generally seek to have 85% of the free float-adjusted market capitalization of a country’s stock market reflected in the MSCI Index for such country.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country’s weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria. MSCI undertakes an index construction process, which involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) classifying the universe of securities under the Global Industry Classification Standard (the “GICS”), and (iv) selecting securities for inclusion according to MSCI’s index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of all listed securities for that country. Currently, MSCI creates equity indices for 50 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves (i) defining and estimating the free float available to foreign investors for each security, using MSCI’s definition of free float, (ii) assigning a free float-adjustment factor to each security, and (iii) calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the GICS. In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to an industry based hierarchy that describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor’s, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI’s objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In an attempt to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a “bottom-up” approach to index construction, building indices up to the industry group level. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company’s business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion, (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index’s ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI’s free float-adjustment methodology, a constituent’s Inclusion Factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with an a free float of less than 15% that are included on an exceptional basis, the Estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate the MSCI Indices are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. For the MSCI Indices, MSCI uses the FX rates published by WM Reuters at 4:00 p.m. London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of “snapshots” of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. The MSCI Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI Indices, emphasis is also placed on continuity, replicability and minimizing turnover in the Indices. Maintaining the MSCI Indices involves many aspects, including additions to and deletions from the Indices and changes in number of shares and changes in Foreign Inclusion Factors (“FIFs”) as a result of updated free float estimates.

Potential additions are analyzed not only with respect to their industry group, but also with respect to their industry or sub-industry group, in order to represent a wide range of economic and business activities. All additions are considered in the context of MSCI’s methodology, including the index constituent eligibility rules and guidelines.

In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization, and/or declining liquidity, and yet are not deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in FIFs to accurately reflect the investability of the underlying securities. In addition, MSCI continuously strives to improve the quality of its free float estimates and the related FIFs. Additional shareholder information may come from better disclosure by companies or more stringent disclosure requirements by a country’s authorities. It may also come from MSCI’s ongoing examination of new information sources for the purpose of further enhancing free float estimates and better understanding shareholder structures. When MSCI identifies useful additional sources of information, it seeks to incorporate them into its free float analysis.

Overall, index maintenance can be described by three broad categories of implementation of changes:

•	Annual full country index reviews that systematically re-assess the various dimensions of the equity universe for all countries and are conducted on a fixed annual timetable;

•	Quarterly index reviews, aimed at promptly reflecting other significant market events; and

•	Ongoing event-related changes, such as mergers and acquisitions, which are generally implemented in the indices rapidly as they occur.

Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables. These changes are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI Standard Country Indices is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs on only three dates throughout the year: as of the close of the last business day of February, August and November. Any Country Indices may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

INVESTMENT LIMITATIONS

The Board has adopted as fundamental policies each Fund’s investment limitations, numbered one through nine. The Board has also adopted as fundamental the investment objectives of each Fund, other than the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund. Each of the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund may change its investment objective and its Underlying Index without a shareholder vote. The investment objectives of each Fund, other than the iShares MSCI South Africa Index Fund and the iShares MSCI Emerging Markets Index Fund, and the investment limitations for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

1.	Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

2.	Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);

4.	Purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds only);

5.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

8.	Sell securities short; or

9.	Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

Industry concentration. Each of the iShares MSCI Mexico Index, iShares MSCI Singapore Index and iShares MSCI South Korea Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. The Board has adopted this policy as fundamental, which means that it may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities.

As of September 30, 2004, as a result of this policy with respect to industry concentration, each of the following Funds was concentrated (that is, invested 25% or more of its total assets) in the specified industries:

iShares MSCI Index Fund	Industry or Industries
Mexico	Telecommunications
Singapore	Banks
South Korea	Electrical Components and Equipment

Each of the iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Brazil Index, iShares MSCI Canada Index, iShares MSCI Emerging Markets Index, iShares MSCI EMU Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Netherlands Index, iShares MSCI Pacific ex-Japan Index, iShares MSCI South Africa Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index, iShares MSCI Taiwan Index and iShares MSCI United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to regulated investment companies of the IRC, any underlying Treasury regulations or any successor provision.

As of September 30, 2004, as a result of this policy with respect to industry concentration, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the specified industries:

iShares MSCI Index Fund	Industry or Industries
Australia	Banks
Austria	Banks
Belgium	Banks
Brazil	Oil and Gas
Hong Kong	Real Estate
Pacific ex-Japan	Banks
South Africa	Mining
Spain	Banks
Sweden	Telecommunications
Switzerland	Pharmaceuticals

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1.	Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or

2.	Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

For purposes of the percentage limitation on each Fund’s investments in illiquid securities, foreign equity securities, though not registered under the Securities Act, are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be “readily marketable” if they are traded on an exchange or other organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BGFA considers the following factors:

1.	The frequency of trades and quotes for the security;

2.	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

3.	Dealer undertakings to make a market in the security; and

4.	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the fund’s Underlying Index and in American Depositary Receipts based on securities in the Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Funds. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Trust are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE COMPANY

Directors and Officers. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.

iShares, Inc., iShares Trust, Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of 97 funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees an additional 27 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Directors and Officers

Name (age) Address	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Directors and Officers
Interested Directors

*Lee T. Kranefuss (43)	Interested Director, Chairman, and President (since June 18, 2003)	Chief Executive Officer of Intermediary Investors and Exchange Traded Products Business of BGI (since 2003) and Chief Executive Officer of the Individual Investor Business of BGI (1997-2003).	Trustee (since June 18, 2003) of iShares Trust; Board of Trustees (since 2001) for Barclays Global Investors Funds and Master Investment Portfolio.

*John E. Martinez (43)	Interested Director (since December 5, 2003)	Co-CEO of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); CEO of Capital Markets Group of BGI (1996-2001).	Trustee (since December 5, 2003) of iShares Trust; Director (since November 2003) of Barclays Global Investors UK Holdings.

*	Lee Kranefuss and John Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA. John E. Martinez is also deemed to be an “interested person” because of his affiliation with Barclays Global Investors Services, an affiliate of BGFA and BGI.

Name (age) Address	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Directors and Officers
Independent Directors

John B. Carroll (68)	Independent Director(since December 16, 1996)	Retired Vice President of Investment Management (1984-2000) of Verizon Corporation; Advisory Board member of Ibbotson Associates (1992-1998); former Vice Chairman and Executive Committee Member (1994-1998) of the Committee on Investment of Employee Benefit Assets of the Financial Executive Institute.	Trustee (since 2002) of iShares Trust; Trustee and member of the Executive Committee (since 1991) of The Common Fund Institutional Funds, a non-profit organization; Member of the Board of Managers of JP Morgan Private Equity Funds.

Richard K. Lyons (43)	Independent Director (since February 28, 2002)	Professor, University of California, Berkeley: Haas School of Business (since 1993); Consultant for IMF World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Trustee (since 2000) of iShares Trust; Director (since 2003) of the BGI Cayman Prime Money Market Fund, LTD.; Trustee (since 2001) of Master Investment Portfolio and Barclays Global Investors Funds; Trustee and Chairman of Matthews Asian Funds since 1995 (oversees 6 portfolios).

George C. Parker (65)	Independent Director (since February 28, 2002)	Dean Witter Distinguished Professor of Finance (since 1994); Associate Dean for Academic Affairs, Director of MBA Program, and Professor, Stanford University: Graduate School of Business (1993-2001).	Trustee (since 2000) of iShares Trust; Director (since 1998) of Affinity Group; Director (since 1985) of Bailard, Biehl and Kaiser, Inc.; Director (since 1978) of California Casualty Group of Insurance Companies; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (1994-2000) of Dresdner/RCM Mutual Funds; Director (since 1999) of Tyon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2000) of Converium Re-Insurance.

W. Allen Reed (57)	Independent Director (since December 16, 1996)	President and Chief Executive Officer (since 1994) of General Motors Investment Management Corporation; Chief Executive Officer (since 2003) of General Motors Trust Bank; Chief Executive Officer (since 1999) of General Motors Trust	Trustee (since 2002) of iShares Trust; Director (since 1994) of General Motors Investment Management Corporation; Director and chairman (since 2003) of General Motors Trust Bank; Director and chairman (since 1999) of General Motors Trust; Director (since 2002) of GMAM ARS Fund I; Director (since 1992) of FLIR Systems (an imaging technology company); Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Inland Industries; Chairman (1995-2003) of the Investment Advisory Committee of Howard Hughes Medical Institute.

Officer

Michael Latham (39)	Secretary, Treasurer and Principal Financial Officer (since February 28, 2002)	Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of Operations, BGI Europe (1997-2000).	None.

The following table sets forth, as of December 31, 2003, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company.

NAME OF DIRECTOR	NAME OF INDEX FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
John B. Carroll	iShares Lehman TIPS Bond Fund	Over $100,000	Over $100,000

Richard K. Lyons	iShares S&P 500	$1 - $10,000	Over $100,000
	iShares Lehman 1-3 Year Treasury Bond Fund	Over $100,000

Lee T. Kranefuss	iShares Lehman 1-3 Year Treasury Bond Fund	$50,001-$100,000	Over $100,000
	iShares Russell 3000 Index	$50,001-$100,000

John E. Martinez	iShares MSCI EAFE	Over $100,000	Over $100,000

	iShares Russell 1000	Over $100,000
	iShares Russell 1000 Value	Over $100,000
	iShares S&P 500	Over $100,000

Nathan Most*	iShares Russell 2000	Over $100,000	Over $100,000
	iShares S&P Midcap 400	Over $100,000

George C. Parker	iShares Dow Jones U.S. Technology Sector	$10,001 - $50,000	Over $100,000
	iShares MSCI France	$10,001 - $50,000
	iShares MSCI South Korea	$10,001 - $50,000
	iShares MSCI Mexico	$10,001 - $50,000
	iShares MSCI Singapore	$10,001 - $50,000
	iShares MSCI United Kingdom	$10,001 - $50,000
	iShares Russell 1000 Value	Over $100,000
	iShares S&P 100 Index	$50,001 - $100,000
	iShares S&P Global 100	$10,001 - $50,000
	iShares S&P MidCap 400/Barra Value	$10,001 - $50,000

W. Allen Reed	None	Not Applicable	Not Applicable

*	Served as Director through December 3, 2004.

As of December 31, 2003, none of the directors who are not interested persons (as defined in the 1940 Act) of the Company (“Independent Directors”) or their immediate family members owned beneficially or of record any securities of BGFA (the Fund’s investment adviser), SEI (the Fund’s distributor) or any person controlling, controlled by or under common control with BGFA or SEI.

Committees of the Board of Directors. Each Independent Director serves on the Audit and Nominating Committees of the Board of Directors. The purposes of the Audit Committee are to assist the Board of Directors (1) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (2) in its oversight of the Company’s financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Company met four times during the year ended August 31, 2004.

The Nominating Committee nominates individuals for Independent Director membership on the Board. The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the Fund’s investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Nominating Committee considers nominees recommended by shareholders, if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), in conjunction with shareholder meeting to consider the election of Directors. The Nominating Committee did not meet during the fiscal year ended August 31, 2004.

Approval of Investment Advisory Contracts. The Company has entered into two investment advisory contracts with BGFA. One such investment advisory contract relates to the iShares MSCI Singapore Index Fund and the other investment advisory contract relates to each of the Company’s other Funds (collectively, the “Investment Advisory Agreements”). Under Section 15(c) of the 1940 Act, the Board is required to consider the re-approval of the Company’s Investment Advisory Agreements annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Investment Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

The Investment Advisory Agreements between the Company and BGFA were most recently renewed by the Board of Directors on June 15, 2004. In making the determination to re-approve the Investment Advisory Agreements, the Board considered the qualifications of BGFA to provide advisory services, the nature and quality of those services, an analysis of BGFA’s profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable exchange traded funds and mutual funds. Based on these considerations and without identifying any single factor as all-important or controlling, the Board concluded that the terms of the Investment Advisory Agreements are fair and reasonable with respect to the Company, are in the best interests of the Company’s shareholders, and are similar to those which could have been obtained through arm’s length negotiations.

Information Received by the Board of Directors. This information includes comparative fee information, profitability information, performance data, a description of the adviser’s investment philosophy, experience of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Investment Advisory Agreements, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreements as well as any other servicing relationships between the Company and BGFA or its affiliates. The Board analyzed each Fund’s contractual unitary fee, as well as fees received from securities lending, affiliated brokerage transactions, if any, and any investments by each Fund in funds advised by BGFA.

The Board also reviewed statistical information regarding the performance and expenses of each Fund. In addition to the expense information for each Fund, the Board reviewed the expense information for a group of funds that BGFA determined was similar to each Fund (“Peer Group”). The Board also reviewed detailed performance information comparing the performance of each Fund to its Underlying Index.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates resulting from the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether the Funds were receiving the benefits of any economies of scale or other efficiencies that accrue from increases in the Funds’ asset levels. The Board specifically noted that breakpoints are already in place for several of the MSCI country Funds, and that the other Funds started with low expense ratios that reflect economies of scale.

The Board received a presentation from BGFA and reviewed the broad array of services provided to the Funds beyond investment management services. The Board considered the large and complete product offering managed by BGFA, the high level of retail shareholder support and extensive institutional shareholder support provided by BGFA, and the management of the Funds’ other service providers by BGFA.

Based on the above analysis, and assisted by the advice of independent legal counsel, the Board determined that the Investment Advisory Agreement for each Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following conclusions, based on a consideration of the factors discussed above: (i) level of profits realized by BGFA from its advisory arrangement with each Fund was fair and reasonable; (ii) the advisory fees paid by the Fund were, in each case, substantially lower than most funds in its Peer Group; (iii) BGFA remains the leader, both with respect to background and experience, in indexing and exchange traded funds; and (iv) the services provided by BGFA to each Fund remain of a high quality.

Remuneration of Directors. The Company pays each Independent Director and Nathan Most and John Martinez, both Interested Directors, an annual fee of $32,500 for meetings of the Board attended by the Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Independent Director for the year ended December 31, 2003.

Name of Independent Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
John B. Carroll	$32,500	Not Applicable	Not Applicable	$65,000

Richard K. Lyons	$32,500	Not Applicable	Not Applicable	$97,500	**

George G.C. Parker	$32,500	Not Applicable	Not Applicable	$65,000

W. Allen Reed	$32,500	Not Applicable	Not Applicable	$65,000

*	Includes compensation as Trustee of iShares Trust an investment company with 63 investment portfolios also advised by BGFA.
**	Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 27 portfolios also advised by BGFA and as a Director of the BGI Cayman Prime Money Market Fund, LTD.
***	No Director or Officer is entitled to any pension or retirement benefits from the Company.

The table below sets forth the compensation paid to each Interested Director for the year ended December 31, 2003.

Name of Interested Director+	Aggregate Compensation from the Company		Pension or Retirement Benefits Accrued As Part of Company Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
Garrett F. Bouton[1]	$0	**	Not Applicable	Not Applicable	$0

Lee T. Kranefuss[2]	$0	**	Not Applicable	Not Applicable	$0

John E. Martinez[3]	$8,125		Not Applicable	Not Applicable	$16,250

Nathan Most[4]	$32,500		Not Applicable	Not Applicable	$65,000

+	Garrett Bouton, Lee Kranefuss, John Martinez and Nathan Most are deemed to be “interested persons” (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA.

*	Includes compensation as Trustee of iShares Trust, an investment company with 73 investment portfolios also advised by BGFA.
**	Garrett Bouton and Lee Kranefuss were not compensated by the Funds due to their employment with BGFA, the Fund’s investment adviser, during the time period reflected in the table.
***	No Director or Officer is entitled to any pension or retirement benefits from the Company.
[1]	Served as Director through June 17, 2003.
[2]	Director since June 18, 2003.
[3]	Director since December 5, 2003.
[4]	Served as Director through December 3, 2004.

Directors and officers of the Company collectively owned less than 1% of each of the Company’s outstanding shares as of December 3, 2004.

Code of Ethics. The Company, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes are on public file with, and are available from, the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Company does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of December 3, 2004, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iShares MSCI Index Fund	Name	Percentage of Ownership
Australia	Merrill Lynch	12.15%
	Brown Bros. Harriman & Co.	9.57%
	Charles Schwab & Co., Inc.	8.94%
	National Financial Services LLC	7.91%

Austria	National Financial Services LLC	16.14%
	Citigroup Global Markets	13.64%
	Charles Schwab & Co., Inc.	13.35%
	Merrill Lynch	9.71%
	Citigroup	5.95%

Belgium	National Financial Services LLC	16.09%
	Mellon	11.29%
	Charles Schwab & Co., Inc.	10.72%
	Merrill Lynch	7.69%

Brazil	State Street Bank & Trust Co.	14.59%
	Citibank, NA	9.78%
	Merrill Lynch	9.32%
	National Financial Services LLC	6.33%
	Charles Schwab & Co., Inc.	5.65%

Canada	State Street Bank & Trust Co.	21.46%
	JP Morgan Chase	14.55%
	Brown Bros. Harriman & Co.	9.17%
	Merrill Lynch	6.53%

Emerging Markets	Charles Schwab & Co., Inc.	9.30%
	Brown Bros. Harriman & Co.	6.61%
	Morgan Stanley & Co. Inc.	5.76%
	Northern Trust Co.	5.50%

iShares MSCI Index Fund	Name	Percentage of Ownership
	National Financial Services LLC	5.22%
	Merrill Lynch	5.02%

EMU	Brown Bros. Harriman & Co.	10.89%
	Charles Schwab & Co., Inc.	8.50%
	Merrill Lynch	5.73%
	U.S. Bank	5.63%
	National Financial Services LLC	5.55%

France	Citibank, NA	9.63%
	Brown Bros. Harriman & Co.	9.58%
	The Bank of New York	6.98%
	Charles Schwab & Co., Inc.	6.94%
	Royal Trust Corp. of Canada	6.83%
	Citigroup Global Markets	5.90%

Germany	Merrill Lynch	10.03%
	Charles Schwab & Co., Inc.	8.82%
	National Financial Services LLC	6.96%
	Bear Sterns Securities Corp.	5.70%
	Goldman, Sachs & Co.	5.47%
	Brown Bros. Harriman & Co.	5.34%

Hong Kong	Charles Schwab & Co., Inc.	12.53%
	Brown Bros. Harriman & Co.	10.83%
	Citigroup Global Markets	5.88%
	Merrill Lynch	5.62%
	First Clearing	5.25%

Italy	Merrill Lynch	13.19%
	Brown Bros. Harriman & Co.	11.88%
	Citibank, NA	8.25%
	Spear, Leeds & Kellogg	8.00%
	Charles Schwab & Co., Inc.	7.94%
	Citigroup Global Markets	6.14%

Japan	Goldman, Sachs & Co.	15.63%
	Charles Schwab & Co., Inc.	7.85%
	Citigroup Global Markets	6.38%
	Merrill Lynch	6.29%
	UBS Financial Services Inc.	5.64%
	Brown Bros. Harriman & Co.	5.50%

Malaysia	Brown Bros. Harriman & Co.	14.48%
	Merrill Lynch	10.65%
	Morgan Stanley & Co. Inc.	10.44%
	State Street Bank & Trust Co.	6.44%

Mexico	State Street Bank & Trust Co.	19.09%
	Merrill Lynch	8.13%
	Pershing LLC	5.45%
	Citigroup Global Markets	5.39%
	The Bank of New York	5.22%

Netherlands	Brown Bros. Harriman & Co.	18.91%
	National Financial Services LLC	17.47%
	Merrill Lynch	10.57%

iShares MSCI Index Fund	Name	Percentage of Ownership
Pacific ex-Japan	Brown Bros. Harriman & Co.	12.23%
	Charles Schwab & Co., Inc.	9.35%
	National Financial Services LLC	6.26%
	Merrill Lynch	5.79%

Singapore	Morgan Stanley & Co.	16.64%
	Brown Bros. Harriman & Co.	12.48%
	JP Morgan Chase	12.19%
	Charles Schwab & Co., Inc.	5.57%
	National Financial Services LLC	5.24%

South Africa	State Street Bank & Trust Co.	39.33%
	Bear Stearns Securities Corp.	16.11%

South Korea	Brown Bros. Harriman & Co.	24.68%
	Merrill Lynch	6.90%
	Citibank, NA	5.44%

Spain	Merrill Lynch	10.98%
	National Financial Services LLC	9.85%
	Charles Schwab & Co., Inc.	8.95%
	Brown Bros. Harriman & Co.	6.90%
	Citigroup Global Markets	6.15%
	Bear and Stearns Securities Corp.	5.52%
	Citibank, NA	5.38%

Sweden	Citigroup Global Markets	21.96%
	National Financial Services LLC	19.30%
	Merrill Lynch	7.63%
	Pershing LLC	6.18%
	Charles Schwab & Co., Inc.	5.75%

Switzerland	Brown Bros. Harriman & Co.	23.44%
	Rush & Co./Swiss American	6.57%
	Charles Schwab & Co., Inc.	6.32%
	Merrill Lynch	5.82%
	National Financial Services LLC	5.72%

Taiwan	Brown Bros. Harriman & Co.	17.00%
	Citibank, NA	8.34%
	Merrill Lynch	6.16%
	State Street on behalf of Deutche Bank	5.40%
	Morgan Stanley & Co. Inc.	5.40%
	Northern Trust Co.	5.21%

United Kingdom	Goldman, Sachs & Co.	43.17%
	Brown Bros. Harriman & Co.	7.64%

INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Adviser. Barclays Global Fund Advisors (“BGFA”) acts as investment adviser to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Fund. BGFA is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. BGFA and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $1.1 trillion as of September 30, 2004.

BGFA has entered into two investment advisory contracts with the Company, one such investment advisory contract, dated May 8, 2000, relates to the iShares MSCI Singapore Index Fund, and the other investment advisory contract, dated December 19, 2001, relates to each of the other Funds included in this SAI (collectively, the “Investment Advisory Agreements”). Under the Investment Advisory Agreements, BGFA, subject to the supervision of the Company’s Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. BGFA may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to particular Fund. BGFA will pay subadvisers, if any, out of the fees received by BGFA. BGFA is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of each Fund, and (iii) the general management of the Company’s affairs.

For its investment management services to the iShares MSCI Brazil Index, iShares MSCI South Africa Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, BGFA is paid management fees equal to each of those Fund’s allocable portion of: 0.74% per year of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per year of the aggregate net assets of those Funds greater than $4 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid management fees equal to 0.50% per year of the net assets of that Fund; for its investment management services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid management fees equal to 0.75% per year of the net assets of that Fund; for its investment management services to each of the other Funds included in this SAI, BGFA is paid a fee equal to each of those Fund’s allocable portion of: 0.59% per year of the aggregate net assets of those Funds less than or equal to $7 billion, plus 0.54% per year of the aggregate net assets of those Funds between $7 billion and $11 billion, plus 0.49% per year of the aggregate net assets of those Funds in excess of $11 billion.

Pursuant to the Investment Advisory Agreement for each of the Funds with the exception of the iShares MSCI Singapore Index Fund, BGFA is responsible for the payment of all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, any brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. Under the Investment Advisory Agreement for the iShares MSCI Singapore Index Fund, the Fund pays its own expenses and BGFA receives fees equal to the difference between such expenses and the specified rates for the iShares MSCI Singapore Index Fund (subject to the exceptions noted in the previous sentence) and reimburses expenses to the extent necessary to cause the iShares MSCI Singapore Index Fund’s expenses to be at the specified rates (again, subject to the same exceptions). The following table sets forth the management fees paid by each Fund for the periods noted below.

iShares MSCI Index Fund	Fiscal Year Ended August 31, 2002	Fiscal Year Ended August 31, 2003	Fiscal Year Ended August 31, 2004
Australia	$327,154	$484,058	$915,983
Austria	$52,808	$100,716	$213,811
Belgium	$37,985	$116,502	$110,619
Brazil	$637,828	$453,177	$1,782,540
Canada	$181,343	$2,434,382	$2,058,670
Emerging Markets	N/A	$322,206	$10,195,674
EMU	$489,430	$836,046	$1,687,063
France	$259,112	$283,982	$333,419
Germany	$521,451	$498,846	$731,209
Hong Kong	$380,665	$792,826	$2,474,937
Italy	$139,606	$171,764	$160,439
Japan	$2,733,089	$4,549,589	$22,799,645
Malaysia	$394,527	$458,706	$1,177,810
Mexico	$496,588	$327,547	$598,057
Netherlands	$94,688	$114,891	$131,004
Pacific ex-Japan	$205,239	$784,366	$2,664,892
Singapore	$252,406	$311,428	$751,097
South Africa	N/A	$292,742	$647,324
South Korea	$520,694	$850,510	$1,851,713
Spain	$88,489	$209,475	$279,745
Sweden	$37,202	$76,324	$142,121
Switzerland	$148,854	$171,116	$244,345
Taiwan	$914,919	$1,100,203	$2,810,061
United Kingdom	$587,967	$863,775	$1,454,776

Prior to the December 28, 2001 execution of the Investment Advisory Agreement for each Fund except the iShares MSCI Singapore Index Fund, each of these Funds paid its own expenses and BGFA received fees equal to the difference between such expenses and specified rates (subject to the exceptions noted above) or reimbursed expenses to the extent necessary to cause such Fund’s expenses to be at such specified rates (again, subject to the same exceptions). (As discussed above, this Investment Advisory Agreement currently remains in effect for the iShares MSCI Singapore Index Fund.) The net advisory fees and total expenses of each such Fund were not affected by the December 28, 2001 changes to the Investment Advisory Agreement.

For the fiscal years ended August 31, 2002, August 31, 2003 and August 31, 2004, BGFA did not reimburse any of the Funds included in this SAI.

The Investment Advisory Agreements with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreements with respect to each Fund are terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities. Each Investment Advisory Agreement is also terminable upon 60 days’ notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Company, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Company. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Funds. Investors Bank’s principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Company, Investors Bank provides necessary administrative, legal, tax accounting services and financial reporting for the maintenance and operations of the Company and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Company, Investors Bank maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records, and provides accounting and other services. Investors Bank is required, upon the order of the Company, to deliver securities held by Investors Bank and to make payments for securities purchased by the Company for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the iShares MSCI Singapore Index Fund directly and by BGFA from its management fee for all Funds other than iShares MSCI Singapore Index Fund.

The following table sets forth the administration, custodian and transfer agency expenses of each Fund for the periods noted.

iShares MSCI Index Fund	Fiscal Year Ended August 31, 2002(1)	Fiscal Year Ended August 31, 2003	Fiscal Year Ended August 31, 2004
Australia	$20,376	$82,896	$104,378
Austria	$3,646	$20,993	$28,909
Belgium	$3,220	$24,614	$19,339
Brazil	$5,774	$173,063	$573,717
Canada	$8,908	$266,635	$166,601
Emerging Markets	N/A	$45,592	$954,552
EMU	$30,128	$126,876	$183,003
France	$19,337	$51,176	$42,859
Germany	$37,663	$59,357	$63,497
Hong Kong	$19,083	$99,598	$210,784
Italy	$11,001	$32,696	$26,022
Japan	$181,964	$417,366	$1,436,044
Malaysia	$25,333	$119,353	$235,826
Mexico	$13,749	$61,375	$91,810
Netherlands	$7,707	$24,098	$19,662
Pacific ex-Japan	$4,875	$152,096	$298,018
Singapore	$54,583	$85,342	$133,589
South Africa	N/A	$50,173	$75,097
South Korea	$16,669	$147,270	$276,817
Spain	$9,067	$43,484	$36,023
Sweden	$3,646	$25,892	$23,869
Switzerland	$11,026	$30,710	$28,939
Taiwan	$40,700	$257,512	$525,372
United Kingdom	$42,138	$103,442	$106,660

(1)	Prior to May 20, 2002 PFPC, Inc. (“PFPC”) was paid for administrative services it provided to each Fund pursuant to an Administrator and Accounting Services Agreement with the Company. From May 20, 2002 to August 31, 2002, Investors Bank was paid for administrative services it provided to each Fund. All such fees were paid by the Company prior to December 28, 2001. Effective December 28, 2001, BGFA pays the administration fees for each Fund other than the iShares MSCI Singapore Index Fund.

Sub-Administrator. Prior to August 31, 2003, Morgan Stanley & Co. Incorporated provided certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and received a fee equal to 0.05% of the Company’s average daily net assets, for providing such services. Morgan Stanley & Co. Incorporated, as sub-administrator, had no role in determining the investment policies of the Company or which securities were to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

For sub-administrative services, PFPC and BGFA paid or accrued the following fees to Morgan Stanley & Co. Incorporated and its affiliates:

iShares MSCI Index Fund	Fiscal Year Ended August 31, 2002(1)	Fiscal Year Ended August 31, 2003
Australia	$9,503	$33,179
Austria	$1,699	$9,804
Belgium	$1,501	$8,315
Brazil	$2,704	$26,906
Canada	$4,156	$180,604
Emerging Markets	N/A	$30,476
EMU	$14,053	$58,881
France	$9,018	$19,623
Germany	$17,567	$34,395
Hong Kong	$8,911	$58,991
Italy	$5,132	$11,723
Japan	$84,726	$350,671
Malaysia	$11,803	$31,103
Mexico	$6,408	$21,945
Netherlands	$3,594	$7,857
Pacific ex-Japan	$2,298	$68,221
Singapore	$41,496	$41,335
South Africa	N/A	$18,733
South Korea	$7,820	$48,208
Spain	$4,230	$15,251
Sweden	$1,702	$5,541
Switzerland	$5,141	$11,692
Taiwan	$19,054	$63,489
United Kingdom	$19,647	$59,647

(1)	PFPC paid fees accrued September 1, 2001 through May 19, 2002; BGI paid fees accrued May 20, 2002 through August 31, 2002.

Distributor. SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the Company. Its address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and in the Creation and Redemption of Creation Units Aggregations section of this SAI. shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the National Association of Securities Dealers, Inc. (“NASD”).

Prior to July 1, 2004, the Company had in place a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Company’s Plan which pertained to each Fund other than the iShares MSCI Emerging Markets Index Fund and the iShares MSCI Pacific ex-Japan Index Fund, the Distributor was entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Fund at a rate set from time to time, by the Board, provided that the annual rate may not exceed 0.25% of the average daily net assets of such Fund. From time to time, the Distributor may waive all or a portion of these fees.

The Plan was designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each Fund other than the iShares MSCI Emerging Markets Index Fund and the iShares MSCI Pacific ex-Japan Index Fund. Payments under the Plan were not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan (“Independent Directors”), evaluated the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considered all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remained in effect from year to year, provided that its continuance was approved annually by vote of the Board, including a majority of the Independent Directors. The Plan could not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan was terminable at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to the Fund to which it applies, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor provided the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The distribution fees payable under the 12b-1 Plan were used to pay distribution-related expenses, including: compensation to the Distributor at a rate fixed by the Board from time to time (at the time the plan was terminated the rate was 0.02% of the Company’s average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at the time the Plan was terminated the rate was 0.035% of the Company’s average daily net assets attributed to the Company’s original 17 Funds (iShares MSCI Australia Index, iShares MSCI Austria Index, iShares MSCI Belgium Index, iShares MSCI Canada Index, iShares MSCI France Index, iShares MSCI Germany Index, iShares MSCI Hong Kong Index, iShares MSCI Italy Index, iShares MSCI Japan Index, iShares MSCI Malaysia Index, iShares MSCI Mexico Index, iShares MSCI Netherlands Index, iShares MSCI Singapore Index, iShares MSCI Spain Index, iShares MSCI Sweden Index, iShares MSCI Switzerland Index and iShares MSCI United Kingdom Index Funds); and reimbursements of expenses incurred by the Distributor and other persons (principally BGFA) in connection with the distribution of the Company’s shares.

In addition, the Distributor also entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor paid such broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund. The amounts of the fees paid to the Distributor and the sales and marketing consultant were not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Fund, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ prior notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

As principal underwriter and distributor of shares of the Company, SEI received the following amounts pursuant to the Plan:

iShares MSCI Index Fund	Fiscal Year Ended August 31, 2002		Fiscal Year Ended August 31, 2003			Fiscal Year Ended August 31, 2004
Australia		$168,336		$205,125			$314,500
Austria		$32,099		$42,674			$67,990
Belgium		$24,099		$49,363			$36,909
Brazil		$228,664		$153,103			$518,712
Canada		$91,776		$1,031,688			$739,090
Emerging Markets(1)	$	N/A	$	N/A		$	N/A
EMU		$248,076		$354,255			$576,486
France		$137,828		$120,331			$116,817
Germany		$269,915		$211,378			$267,711
Hong Kong		$191,229		$335,992			$876,350
Italy		$77,463		$72,779			$56,600
Japan		$1,374,830		$1,928,163			$7,356,615
Malaysia		$205,688		$194,363			$399,705
Mexico		$236,903		$138,789			$194,535
Netherlands		$54,042		$48,682			$43,809
Pacific ex-Japan(1)	$	N/A	$	N/A		$	N/A
Singapore		$207,777		$206,649			$328,530
South Africa	$	N/A		$98,906	(2)		$180,540
South Korea		$202,516		$287,347			$507,357
Spain		$53,098		$88,759			$99,673
Sweden		$25,008		$32,343			$48,845
Switzerland		$80,900		$72,503			$86,032
Taiwan		$371,692		$371,788			$787,666
United Kingdom		$300,623		$365,957			$446,553

(1)	The Fund does not pay Rule 12b-1 fees.
(2)	For the period February 3, 2003 (inception date) through August 31, 2003.

In the aggregate, the Distributor received $4,582,566, $6,410,937 and $14,051,024 respectively, for the fiscal year ended August 31, 2002, the fiscal year ended August 31, 2003 and the fiscal year ended August 31, 2004 from the Funds pursuant to the Plan, retaining $833,156, $818,181 and $681,817 respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent %, respectively, of the average daily net assets of the Funds, which the Distributor received for monitoring the purchase and redemption of Creation Unit Aggregations. During the fiscal year ended August 31, 2002, the fiscal year ended August 31, 2003 and the fiscal year ended August 31, 2004 the Distributor paid, $682,457, $439,879 and $308,035; $2,996,369, $3,502,165 and $11,037,913; $402,793, $628,932 and $1,534,751 and $863,822, $603,353 and $6,829,431, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses, (3) compensation to broker-dealers for distribution assistance, and (4) fees paid to the Company’s marketing and sales consultant, respectively, which amounts were allocated to payments made under the Plan by each Fund based on its average daily net assets for the period.

BROKERAGE TRANSACTIONS

The policy of the Company regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Company’s policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Company may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting such transactions. These rules further require that the commissions paid by the Company for such transactions must not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Directors, including the Independent Directors, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods.

iShares MSCI Index Fund	Commissions Paid During Fiscal Year Ended August 31, 2002		Commissions Paid During Fiscal Year Ended August 31, 2003		Commissions Paid During Fiscal Year Ended August 31, 2004
Australia	$3,731		$12,331		$18,507
Austria	$7,130		$4,855		$6,847
Belgium	$3,733		$3,783		$8,301
Brazil	$56,106		$11,701		$31,544
Canada	$4,012		$66,855		$94,309
Emerging Markets	N/A		$83,882	(1)	$457,832
EMU	$3,298		$12,357		$19,740
France	$1,066		$3,806		$1,961
Germany	$9,656		$9,369		$6,480
Hong Kong	$45,099		$23,354		$15,500
Italy	$3,428		$5,668		$1,489
Japan	$13,061		$6,489		$25,730
Malaysia	$34,648		$24,962		$57,232
Mexico	$27,632		$16,139		$20,285
Netherlands	$4,470		$4,911		$1,625
Pacific ex-Japan	$4,706	(2)	$27,869		$66,731
Singapore	$30,376		$24,085		$39,289
South Africa	N/A		$46,333	(3)	$34,976
South Korea	$46,128		$84,653		$102,750
Spain	$4,459		$9,631		$4,806
Sweden	$3,192		$3,302		$1,870
Switzerland	$6,454		$3,529		$1,551
Taiwan	$95,295		$71,166		$89,556
United Kingdom	$105,454		$25,471		$9,608

(1)	For the period April 7, 2003 (inception date) through August 31, 2003.
(2)	For the period October 25, 2001 (inception date) through August 31, 2002.
(3)	For the period February 3, 2003 (inception date) through August 31, 2003.

For the fiscal year ended August 31, 2004, the following Funds invested in the securities of “regular broker dealers,” as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities:

iShares MSCI Index Fund	Fiscal Year End	Issuer	Market Value of Investment
MSCI France Index Fund	8/31	Societe Generale	$2,400,738
MSCI Japan Index Fund	8/31	Daiwa Securities Group Inc.	$25,567,634
MSCI Netherlands Index Fund	8/31	ABN AMRO Holding NV	$1,384,870
MSCI Switzerland Index Fund	8/31	Credit Suisse Group	$1,922,652
MSCI United Kingdom Index Fund	8/31	Royal Bank of Scotland Group PLC	$19,420,272

The Company will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

None of the Funds paid any brokerage commissions to Barclays Global Investor Services (“BGIS”), an affiliate of BGFA, and a subsidiary of BGI, during the fiscal year ended August 31, 2004.

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

ADDITIONAL INFORMATION CONCERNING THE COMPANY

Capital Stock. The Company currently is comprised of 24 series that issue shares of common stock, par value $0.001 per share, referred to herein as the following Funds: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, and the iShares MSCI United Kingdom Index Fund. Each Fund has been issued as a separate class of capital stock. In addition to the 24 Funds listed above, the Company has authorized for issuance, but is not currently offering for sale to the public, six additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board of Directors the power to establish the number of shares which constitute a Creation Unit Aggregation or by resolution, restrict the redemption right to Creation Unit Aggregations.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Emerging Markets Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares

MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Unit Aggregations of their shares. The Articles of Incorporation confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Company, c/o the Distributor, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and Directors of the Company and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Company or a Fund. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Company or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Company’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book-Entry Only System. The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.

DTC Acts as Securities Depository for the Shares of the Company. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the share holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which shares may be listed).

PURCHASE AND REDEMPTION OF CREATION AND REDEMPTIONS

Creation Unit Aggregations. The Company issues and redeems shares of each Fund only in creation unit aggregations. The following table sets forth the number of iShares of a Fund that constitute a Creation Unit Aggregation for such Fund and the value of such Creation Unit Aggregation at September 30, 2004:

iShares MSCI Index Fund	Shares Per Creation Unit	Value Per Creation Unit ($U.S.)
Australia	200,000	$2,890,000
Austria	100,000	$1,775,000
Belgium	40,000	$634,400
Brazil	50,000	$926,000
Canada	100,000	$1,543,000
Emerging Markets	50,000	$8,574,000
EMU	50,000	$3,101,500
France	200,000	$4,220,000
Germany	300,000	$4,722,000
Hong Kong	75,000	$832,500
Italy	150,000	$3,202,500
Japan	600,000	$5,796,000
Malaysia	75,000	$506,250
Mexico	100,000	$2,046,000
Netherlands	50,000	$801,500
Pacific ex-Japan	100,000	$7,976,000
Singapore	100,000	$684,000
South Africa	50,000	$3,238,500
South Korea	50,000	$1,256,000
Spain	75,000	$2,151,750
Sweden	75,000	$1,359,750
Switzerland	125,000	$1,867,500
Taiwan	50,000	$533,500
United Kingdom	200,000	$3,244,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Company, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Unit Aggregations

General. The Company issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the AMEX is open for business. As of the date of this SAI, the AMEX observes the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of shares of a Fund (except for the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, which are currently offered, in their iShares Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s benchmark foreign securities index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of any Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The “Dividend Equivalent Payment” enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the “Deposit Amount”). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit.

BGFA makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index.

In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to BGFA on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding iShares of each Fund, will be made available.

Role of The Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (“Authorized Participant”). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Funds. The Distributor will notify BGFA and the Custodian of such order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. For most Funds, an Authorized Participant must submit an irrevocable purchase before 4:00 p.m. (Eastern time) on any Business Day in order to receive that Business Day’s NAV. An Authorized Participant generally must submit an irrevocable order to purchase shares of the iShares MSCI Malaysia, iShares MCSI South Korea and iShares MSCI Taiwan Index Funds by 11:59 p.m. on any Business Day in order to receive the next Business Day’s NAV. Orders to purchase shares of the iShares MSCI Malaysia, iShares MSCI South Korea or MSCI Taiwan Index Fund that are submitted on the Business Day immediately preceeding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Because Brazil does not observe Daylight Savings Time, market hours in Brazil do not coincide with U.S. market hours throughout the year. Therefore, for the iShares MSCI Brazil Index Fund: (i) from the last Sunday in October to the first Sunday in April, Authorized Participants must submit irrevocable purchase orders prior to 3:00 p.m. (Eastern time) in order to receive that Business Day’s NAV, and (ii) from the first Sunday in April to the last Sunday in October, Authorized Participants must submit irrevocable purchase orders prior to 4:00 p.m. (Eastern time) in order to receive that Business Day’s NAV. In addition, orders to purchase shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance, in accordance with the Company’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BGFA) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (b) the Deposit Securities delivered are not as specified by BGFA, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or BGFA, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and BGFA make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Company will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 103%, which BGFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units of the same trade date. In these instances, the Company reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units are available or specified for a Fund (Creation Units of the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

iShares MSCI Index Fund	In-kind and cash purchases	Maximum Additional Variable Charge for Cash Purchases*
Australia	$2,400	0.60%
Austria	$600	0.67%
Belgium	$700	0.30%
Brazil	$2,400	* *
Canada	$1,900	0.30%
Emerging Markets	$7,700	* *
EMU	$8,000	1.05%
France	$2,900	0.25%
Germany	$1,500	0.25%
Hong Kong	$2,000	0.60%
Italy	$1,400	0.30%
Japan	$5,000	0.15%
Malaysia	$5,000	* *
Mexico	$1,400	0.50%
Netherlands	$1,000	0.25%
Pacific ex-Japan	$6,000	1.80%
Singapore	$2,000	1.60%
South Africa	$1,200	0.75%
South Korea	$4,000	* *
Spain	$1,500	0.25%
Sweden	$1,300	0.30%
Switzerland	$1,500	0.40%
Taiwan	$4,500	* *
United Kingdom	$3,500	0.25%

*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Company will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, which currently redeem Creation Units of iShares solely for cash) BGFA makes available through the NSCC immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by BGFA through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

iShares MSCI Index Fund	In-kind and cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Australia	$2,400	0.60%
Austria	$600	0.67%
Belgium	$700	0.30%
Brazil	$2,400	* *
Canada	$1,900	0.30%
Emerging Markets	$7,700	* *
EMU	$8,000	1.05%
France	$2,900	0.25%
Germany	$1,500	0.25%
Hong Kong	$2,000	0.60%
Italy	$1,400	0.30%
Japan	$5,000	0.40%
Malaysia	$5,000	* *
Mexico	$1,400	0.50%
Netherlands	$1,000	0.25%
Pacific ex-Japan	$6,000	1.50%
Singapore	$2,000	1.30%
South Africa	$1,200	0.75%
South Korea	$4,000	* *
Spain	$1,500	0.45%
Sweden	$1,300	0.30%
Switzerland	$1,500	0.40%
Taiwan	$4,500	* *
United Kingdom	$3,500	0.75%

*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.

Redemption requests in respect of Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. For most Funds, an Authorized Participant must submit an irrevocable redemption request before 4:00 p.m. (Eastern time) on any Business Day in order to receive that Business Day’s NAV. An Authorized Participant generally must submit an irrevocable request to redeem shares of the iShares MSCI Malaysia, iShares MCSI South Korea and iShares MSCI Taiwan Index Funds by 11:59 p.m. on any Business Day in order to receive the next Business Day’s NAV. Orders to redeem shares of the iShares MSCI Malaysia, iShares MSCI South Korea or iShares MSCI Taiwan Index Fund that are submitted the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Because Brazil does not observe Daylight Savings Time, market hours in Brazil do not coincide with U.S. market hours throughout the year. Therefore, for the iShares MSCI Brazil Index Fund: (i) from the last Sunday in October to the first Sunday in April, Authorized Participants must submit irrevocable redemption orders prior to 3:00 p.m. (Eastern time) in order to receive that Business Day’s NAV, and (ii) from the first Sunday in April to the last Sunday in October, Authorized Participants must submit irrevocable redemption orders prior to 4:00 p.m. (Eastern time) in order to receive that Business Day’s NAV. In addition, orders to redeem shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Company’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Company’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on any Business Day and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Deposit Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Funds generally will be made within three Business Days (i.e., “T+3”). However, as discussed in Appendix A, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares MSCI Brazil Index, iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of shares to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 103%, which BGFA may change from time to time, of the value of the missing iShares in accordance with the Company’s then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The

Company’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. Dollars in immediately available funds and shall be held by the Company’s Custodian and marked to market daily, and that the fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing shares or acquire the Portfolio Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the AMEX, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

Foreign Market Hours

Argentina

Primary Exchange Trading Hours—Monday through Friday, 11:00 am to 6:00 pm

Australia

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 4:00 pm

Austria

Primary Exchange Trading Hours—Monday through Friday, 8:30 am to 5:30 pm

Belgium

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:25 pm

Brazil

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 1:00 pm; 2:00 pm to 4:45 pm (April to October), 11:00 am to 1:30 pm; 2:30 pm to 5:45 pm (October to April)

Canada

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 4:00 pm

Chile

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 5:30 pm

Denmark

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:00 pm

Finland

Primary Exchange Trading Hours—Monday through Friday 9:00 am to 6:00 pm—Continuous trading II 6:03 pm to 7:30 pm

France

Primary Exchange Trading Hours—Monday through Friday, 7:45 am to 9:00 am (Pre-market), 9:00 am to 5:30 pm

Germany

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 8:00 pm

Greece

Primary Exchange Trading Hours—Monday through Friday, 11:00 am to 4:00 pm (Pre-trading 10:30 am to 11:00 am)

Hong Kong

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:00 pm (Pre-trading 9:30 am to 10:00 am)

56

Indonesia

Primary Exchange Trading Hours—Monday through Thursday, 9:30 am to 12:00 pm/1:30 pm to 4:00 pm, Friday 9:30 am to 11:30 am/2:00 pm to 4:00 pm

Ireland

Primary Exchange Trading Hours—Monday through Friday, 8:00 am to 4:30 pm

Italy

Primary Exchange Trading Hours—Monday through Friday, 8:00 am to 9:30 am (Pre-open)/9:30-5:40 (Trading)

Japan

Primary Exchange Trading Hours—Monday through Friday, 8:50 am to 11:00 am/12:30 pm to 3:10 pm

Malaysia

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 12:30 pm/2:30 pm to 5:00 pm

Mexico

Primary Exchange Trading Hours—Monday through Friday, 8:30 am to 3:00 pm

Netherlands

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:30 pm

New Zealand

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 5:00 pm

Norway

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 4:00 pm (pre-trading 9:15 am to 10:00 am)

Philippines

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 12:00 pm

Portugal

Primary Exchange Trading Hours—Monday through Friday, (Pre-open) 7:30 am to 7:55 am/8:00 am to 4:25 pm (Trading)

Singapore

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 12:30 pm/2:00 pm to 5:00 pm

South Africa

Primary Exchange Trading Hours—Monday through Friday, (Pre-open) 8:30 am to 9:00 am/9:30 am to 5:00 pm (Trading)

South Korea

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 3:00 pm, After-hours session 3:10 pm to 4:00 pm

Spain

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 5:30 pm

Sweden

Primary Exchange Trading Hours—Monday through Friday, 9:30 am to 5:30 pm

Switzerland

Primary Exchange Trading Hours—Monday through Friday, (Pre-open) 6:00 am to 10:00 am/9:00 am to 5:30 pm (Trading)

Taiwan

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 1:30 pm, After-hours session 2:00 pm to 2:30 pm

Thailand

Primary Exchange Trading Hours—Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:30 pm

United Kingdom

Primary Exchange Trading Hours—Monday through Friday, 8:00 am to 4:30 pm

United States

Primary Exchange Trading Hours—Monday through Friday, 9:00 am to 4:00 pm (Nasdaq) 9:30 am to 4:00 pm (the AMEX)

Venezuela

Primary Exchange Trading Hours—Monday through Friday, (Pre-open) 9:00 am to 9:30 am/9:30 am to 2:30 pm (Trading) (March to September), (Pre-open) 9:00 am to 10:30 am/10:30 am to 2:45 pm (Trading) (September to March)

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

RIC Qualifications. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the IRC. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and for taxable years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the company’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the IRC) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies) or for taxable years beginning after October 24, 2004, the securities of one or more qualified publicly traded partnerships.

Taxation of RICs. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year (taking into account any net capital loss carryforwards) plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Company on behalf of each Fund has the right to reject an order for a purchase of shares of the Company if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. A Fund’s dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net Capital Loss Carryforwards (Unaudited). Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of August 31, 2004, the tax year end for the Funds listed.

iShares MSCI Index Fund	Expiring 2007	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Total
Australia	$674,889	$630,985	$1,971,994	$3,625,203	$650,082	$596,240	$8,149,393
Austria	4,273	551,208	336,553	1,291,324	370,948	855,364	3,409,670
Belgium	—	94,675	450,543	1,677,678	117,767	175,781	2,516,444
Brazil	—	—	—	—	56,661,406	—	56,661,406
Canada	—	—	—	780,114	21,276	2,463,817	3,265,207
Emerging Markets	—	—	—	—	—	840,778	840,778
EMU	—	—	443	1,923,552	1,144,756	4,757,907	7,826,658
France	—	—	—	3,807,513	236,944	2,401,030	6,445,487
Germany	—	—	86,860	13,573,336	5,469,732	8,656,712	27,786,640
Hong Kong	4,085,707	—	—	4,971,970	2,870,602	2,330,414	14,258,693
Italy	—	—	—	3,335,772	848,408	541,980	4,726,160
Japan	—	—	2,959,030	62,572,173	3,621,148	5,594,562	74,746,913
Malaysia	8,654,333	—	—	9,819,029	2,898,105	775,477	22,146,944
Mexico	—	—	—	1,319,032	2,329,290	3,136,170	6,784,492
Netherlands	—	—	60,885	3,222,792	1,497,810	2,481,175	7,262,662
Pacific ex-Japan	—	—	—	—	329,461	2,563,114	2,892,575
Singapore	—	—	—	4,810,766	4,428,316	4,256,421	13,495,503
South Africa	—	—	—	—	—	693,601	693,601
South Korea	—	—	556,540	666,642	504,041	3,363,449	5,090,672
Spain	—	—	20,276	2,081,931	678,910	1,582,094	4,363,211
Sweden	—	—	126,557	3,350,244	1,577,551	1,149,514	6,203,866
Switzerland	—	—	—	2,855,879	1,018,305	2,149,171	6,023,355
Taiwan	—	—	—	12,532,361	8,689,663	9,129,874	30,351,898
United Kingdom	—	—	—	9,945,254	6,448,554	4,272,059	20,665,867

Funds Holding Foreign Investments. Each Fund may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to “pass through” to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the shares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s foreign income taxes. A foreign person who invests in a Fund that elects to “pass through” its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund’s gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as “passive” or “financial services” income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund’s foreign income taxes. Taxes other than foreign income taxes are not passed through to you in this way. Recent tax legislation could change the characterization of Fund distributions in applying the foreign tax credit limitation in taxable years beginning after December 31, 2006.

If any Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a “qualified electing fund,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Federal Tax Treatment of Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.

Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The NAV for each Fund is calculated by deducting all of a Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. Except in the case of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds, the NAV of each Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open for trading. The NAV of each of the iShares MSCI Malaysia Index, iShares MSCI South Korea Index and iShares MSCI Taiwan Index Funds is calculated by Investors Bank and determined as of 11:00 a.m. (Eastern time) on each day that the AMEX is open for trading. The Company may establish additional times for the computation of the NAV of one or more Funds in the future in connection with the possible future trading of iShares of such Funds on one or more foreign exchanges.

In calculating a Fund’s NAV, the Fund’s investments are valued primarily on the basis of market prices. In the event that a market price for an investment is not available or is not reliable, the investment will be valued using fair value pricing in accordance with BGI’s pricing policy, as approved by the Board of Directors. Investments for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange are valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which are obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available are valued at latest quoted bid prices, which are obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost, and shares of investment companies, other than investment companies whose shares are traded on an exchange, are valued at the fund’s published net asset value per share. Securities held under a repurchase agreement are valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities is determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Currency values generally are converted into U.S. dollars using the same exchange rates used by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if BGFA concludes that a different rate is more appropriate. With respect to the iShares MSCI Brazil Index Fund, currency values are converted into U.S. dollars as of the close of the Brazilian markets. Therefore, for this Fund (i) from the last Sunday in October to the first Sunday in April, currency is valued at 3:00 p.m. Eastern time; and (ii) from the first Sunday in April to the last Sunday in October, currency is valued at 4:00 p.m. Eastern time. Any use of a different rate from the rate used by MSCI may adversely affect a Fund’s ability to track its Underlying Index. Foreign currency-denominated securities are valued using foreign currency exchange rates provided by independent sources.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Shareholder Information.

General Policies. Dividends from net investment income, if any, are declared and paid at least by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for certain Funds. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distribution of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements and Notes, including the Financial Highlights, appearing in the Annual Report to Shareholders and the reports therein of PricewaterhouseCoopers LLP, a registered public accounting firm, for the fiscal year ended August 31, 2004 are hereby incorporated by reference in this SAI. The Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue N.W., Washington, D.C., 20004 is counsel to the Company.

Independent Registered Accounting Firm. PricewatherhouseCoopers, located at 333 Market Street, San Francisco, California, 94105, serves as the independent public accounting firm of the Company. They audit the Funds’ financial statements and may perform other services.

APPENDIX A

Each Fund (except the iShares MSCI South Africa Index Fund) generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the American Stock Exchange is open). The iShares MSCI South Africa Index Fund generally intends to effect delivery of Creation Units and Portfolio Securities on a basis of “T” plus five Johannesburg Stock Exchange (“JSE”) business days, since the normal settlement cycle for local securities trading in South Africa is T plus five JSE business days. Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus five in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Company to effect in-kind creations and redemptions within three Business Days (or five JSE business days in the case of the iShares MSCI South Africa Index Fund) of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

iSHARES MSCI AUSTRALIA INDEX FUND

Regular Holidays. The dates of the regular Australian holidays in the calendar year 2005 are as follows:

Jan 1	Mar 28	Oct 3

Jan 3	Apr 25	Dec 25

Jan 26	Jun 13	Dec 26

Mar 25	Aug 1	Dec 27

Redemption. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI AUSTRIA INDEX FUND

Regular Holidays. The dates of the regular Austrian in the calendar year 2005 are as follows:

Jan 1	May 5	Oct 26	Dec 26

Jan 6	May 16	Nov 1

Mar 28	May 26	Dec 8

May 1	Aug 15	Dec 25

Redemption. The Company is not aware of a redemption request over any Austrian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI BELGIUM INDEX FUND

Regular Holidays. The dates of the regular Belgian holidays in the calendar year 2005 are as follows:

Jan 1	May 5	Nov 1

Mar 27	May 16	Nov 11

Mar 28	Jul 21	Dec 25

May 1	Aug 15

Redemption. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI BRAZIL INDEX FUND

Regular Holidays. The dates of the regular Brazilian holidays in the calendar year 2004 are as follows:

Jan 1	Apr 21	Oct 12

Feb 7	May 1	Nov 2

Feb 8	May 26	Nov 15

Mar 25	Sep 7	Dec 25

Redemption. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005:

iSHARES MSCI CANADA INDEX FUND

Regular Holidays. The dates of the regular Canadian holidays in the calendar year 2005 are as follows:

Jan 3	Aug 1	Dec 26

Mar 25	Sep 5	Dec 27

May 23	Oct 10

Jul 1	Nov 11

Redemption. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI EMERGING MARKETS INDEX FUND

Regular Holidays. The dates of the regular holidays in the calendar year 2005 in Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela are as follows:

Argentina
Jan 1	May 1	Aug 15

Mar 25	May 25	Oct 10

Mar 27	Jun 20	Dec 8

Apr 2	Jul 9	Dec 25

Brazil
Jan 1	Apr 21	Oct 12

Feb 7	May 1	Nov 2

Feb 8	May 26	Nov 15

Mar 25	Sep 7	Dec 25

Chile
Jan 1	May 1	Aug 15	Nov 1

Mar 25	May 21	Sep 18	Dec 8

Mar 26	May 23	Sep 19	Dec 25

Mar 27	Jun 27	Oct 12

China
Jan 1	May 1	Oct 2

Feb 9	May 2	Oct 3

Feb 10	May 3

Feb 11	Oct 1

Colombia
Jan 1	Mar 25	Jun 6	Aug 15	Dec 8

Jan 10	May 1	Jul 4	Oct 17	Dec 25

Mar 21	May 9	Jul 20	Nov 7

Mar 24	May 30	Aug 7	Nov 14

The Czech Republic
Jan 1	Jul 5	Nov 17

Mar 28	Jul 6	Dec 24

May 1	Sept 28	Dec 25

May 8	Oct 28	Dec 26

Egypt
Jan 7	Feb 10	May 1	Sept 30	Dec 23

Jan 20	Apr 21	May 2	Oct 6

Jan 21	Apr 25	Jun 18	Nov 3

Jan 22	Apr 30	Jul 23	Nov 4

Hungary
Jan 1	May 1	Dec 25

Mar 14	May 16	Dec 26

Mar 15	Aug 20

Mar 28	Oct 23

India
Jan 26	Aug 15

Mar 25	Oct 2

Apr 14	Dec 25

May 1

Indonesia
Jan 1	Mar 11	May 24	Nov 4

Jan 21	Mar 25	Aug 17	Dec 26

Feb 9	Apr 22	Sep 2

Feb 10	May 5	Nov 3

Israel
Mar 25	Apr 30	Jun 13	Oct 5	Oct 18

Apr 23	May 11	Aug 4	Oct 12	Oct 25

Apr 24	May 12	Oct 3	Oct 13	Dec 25

Apr 29	Jun 12	Oct 4	Oct 17	Dec 26

Jordan
Jan 1	Apr 21	Nov 3	Dec 25

Jan 21	May 1	Nov 4

Jan 30	May 25	Nov 5

Feb 10	Sept 12	Nov 14

South Korea
Jan 1	Mar 1	May 15	Sep 17

Feb 8	Apr 5	Jun 6	Sep 18

Feb 9	May 1	Jul 17	Sep 19

Feb 10	May 5	Aug 15	Oct 3

Malaysia
Jan 1	Feb 10	May 2	Aug 31	Dec 25

Jan 21	Feb 11	May 22	Nov 1	Dec 26

Feb 1	Apr 21	May 23	Nov 3

Feb 9	May 1	Jun 4	Nov 4

Mexico
Jan 1	Mar 25	Sep 16	Dec 25

Feb 5	May 1	Nov 2

Mar 21	May 5	Nov 20

Mar 24	Sep 1	Dec 12

Morocco
Jan 1	Apr 21	Aug 20	Nov 5

Jan 11	May 1	Aug 21	Nov 6

Jan 21	Jul 30	Nov 3	Nov 18

Feb 10	Aug 14	Nov 4

Peru
Jan 1	Jun 29	Nov 1

Mar 24	Jul 28	Dec 8

Mar 25	Jul 29	Dec 25

May 1	Aug 30

Philippines
Jan 1	Apr 9	Nov 1

Feb 25	May 1	Nov 2

Mar 24	Jun 12	Nov 30

Mar 25	Aug 28	Dec 25
Dec 30

Poland
Jan 1	May 3	Nov 11

Mar 25	May 26	Dec 25

Mar 28	Aug 15	Dec 26

May 1	Nov 1

Russia
Jan 1	May 1	Nov 7

Jan 2	May 2	Dec 12

Jan 7	May 9

Mar 8	Jun12

South Africa
Jan 1	Apr 27	Sep 24

Mar 21	May 2	Dec 16

Mar 25	Jun 16	Dec 25

Mar 28	Aug 9	Dec 26

Taiwan
Jan 1	Feb 11	Jun 11

Feb 8	Feb 28	Sep 18

Feb 9	Apr 5	Oct 10

Feb 10	May 1

Thailand
Jan 1	Apr 13	May 5	Aug 12

Jan 3	Apr 14	May 23	Oct 24

Feb 23	Apr 15	Jul 1	Dec 5

Apr 6	May 2	Jul 22	Dec 12

Turkey
Jan 1

May 19

Aug 30

Oct 29

Venezuela
Jan 1	Mar 25	Jul 5

Feb 7	Apr 19	Jul 24

Feb 8	May 1	Oct 12

Mar 24	Jun 24	Dec 25

Redemption. The longest redemption cycle for the iShares MSCI Emerging Markets Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2004, the dates of the regular holidays affecting the following securities Markets present the worst-case redemption cycle for the iShares MSCI Emerging Markets Index Fund as follows:

China

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
2/5/2005	2/14/2005	R+10
2/7/2005	2/15/2005	R+8
2/8/2005	2/16/2005	R+8

Columbia

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
3/18/2005	3/28/2005	R+10

Israel

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
10/11/2005	10/19/2005	R+8

Malaysia

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
2/4/2005	2/14/2005	R+10
2/7/2005	2/16/2005	R+9
2/8/2005	2/16/2005	R+8
10/28/2005	11/7/2005	R+10
10/31/2005	11/8/2005	R+8

South Africa

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
3/14/2005	3/22/2005	R+8
3/15/2005	3/23/2005	R+8
3/16/2005	3/24/2005	R+8
3/17/2005	3/29/2005	R+12
3/18/2005	3/30/2005	R+12
3/22/2005	3/31/2005	R+9
3/23/2005	4/1/2005	R+9
3/24/2005	4/4/2005	R+11

In the calendar year 2005, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Emerging Markets Index Fund.

iSHARES MSCI EMU INDEX FUND

Regular Holidays. The dates in the calendar year 2005 on which the regular Austrian, Belgian, Finnish, French, German, Greek, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

Austria
Jan 1	May 5	Oct 26	Dec 26

Jan 6	May 16	Nov 1

Mar 28	May 26	Dec 8

May 1	Aug 15	Dec 25

Belgium
Jan 1	May 5	Nov 1

Mar 27	May 16	Nov 11

Mar 28	Jul 21	Dec 25

May 1	Aug 15

Finland
Jan 1	May 1	Dec 6

Jan 6	May 5	Dec 24

Mar 25	Jun 24	Dec 25

Mar 28	Jun 25	Dec 26

France
Jan 1	May 8	Nov 1

Mar 28	May 16	Nov 11

May 1	Jul 14	Dec 25

May 5	Aug 15

Germany
Jan 1	May 5	Nov 1	Dec 31

Mar 25	May 16	Dec 24

Mar 28	May 26	Dec 25

May 1	Oct 3	Dec 26

Greece
Jan 1	Apr 29	Aug 15

Jan 6	May 1	Oct 28

Mar 14	May 2	Dec 25

Mar 25	Jun 20	Dec 26

Ireland
Jan 1	May 2	Dec 25

Mar 17	Jun 6	Dec 26

Mar 25	Aug 1

Mar 28	Oct 31

Italy
Jan 1	May 1	Dec 8

Jan 6	Jun 2	Dec 25

Mar 28	Aug 15	Dec 26

Apr 25	Nov 1

Netherlands
Jan 1	May 5

Mar 25	May 16

Mar 28	Dec 25

Apr 30	Dec 26

Portugal
Jan 1	Apr 25	Aug 15	Dec 8

Feb 8	May 1	Oct 5	Dec 25

Mar 25	May 26	Nov 1

Mar 27	Jun 10	Dec 1

Spain
Jan 1	Aug 15	Dec 8

Jan 6	Oct 12	Dec 25

Mar 25	Nov 1

May 1	Dec 6

Redemption. The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. The Company is not aware of a redemption request over any holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI FRANCE INDEX FUND

Regular Holidays. The dates of the regular French holidays in the calendar year 2005 are as follows:

Jan 1	May 8	Nov 1
Mar 28	May 16	Nov 11
May 1	Jul 14	Dec 25
May 5	Aug 15

Redemption. The Company is not aware of a redemption request over any French holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI GERMANY INDEX FUND

Regular Holidays. The dates of the regular German holidays in the calendar year 2005 are as follows:

Jan 1	May 5	Nov 1	Dec 31

Mar 25	May 16	Dec 24

Mar 28	May 26	Dec 25

May 1	Oct 3	Dec 26

Redemption. The Company is not aware of a redemption request over any German holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI HONG KONG INDEX FUND

Regular Holidays. The dates of the regular Hong Kong holidays in the calendar year 2005 are as follows:

Jan 1	Mar 25	May 2	Sep 19	Dec 26

Feb 9	Mar 28	May 16	Oct 1	Dec 27

Feb 10	Apr 5	Jun 11	Oct 11

Feb 11	May 1	Jul 1	Dec 25

Redemption. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI ITALY INDEX FUND

Regular Holidays. The dates of the regular Italian holidays in the calendar year 2005 are as follows:

Jan 1	May 1	Dec 8

Jan 6	Jun 2	Dec 25

Mar 28	Aug 15	Dec 26

Apr 25	Nov 1

Redemption. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI JAPAN INDEX FUND

Regular Holidays. The dates of the regular Japanese holidays in the calendar year 2005 are as follows:

Jan 1	Feb 11	May 4	Sep 23	Dec 23

Jan 2	Mar 21	May 5	Oct 10

Jan 3	Apr 29	Jul 18	Nov 3

Jan 10	May 3	Sep 19	Nov 23

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2005):

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
4/27/2005	5/6/2005	R+9
4/28/2005	5/9/2005	R+11
5/2/2005	5/10/2005	R+8

In the calendar year 2005, 11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Japan Index Fund.

iSHARES MSCI MALAYSIA INDEX FUND

Regular Holidays. The dates of the regular Malaysian holidays in the calendar year 2005 are as follows:

Jan 1	Feb 10	May 2	Aug 31	Dec 25

Jan 21	Feb 11	May 22	Nov 1	Dec 26

Feb 1	Apr 21	May 23	Nov 3

Feb 9	May 1	Jun 4	Nov 4

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003):

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
2/4/2005	2/14/2005	R+10
2/7/2005	2/16/2005	R+9
2/8/2005	2/16/2005	R+8
10/28/2005	11/7/2005	R+10
10/31/2005	11/8/2005	R+8

In the calendar year 2005, 10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Malaysia Index Fund.

iSHARES MSCI MEXICO INDEX FUND

Regular Holidays. The dates of the regular Mexican holidays in the calendar year 2005 are as follows:

Jan 1	Mar 25	Sep 16	Dec 25

Feb 5	May 1	Nov 2

Mar 21	May 5	Nov 20

Mar 24	Sep 1	Dec 12

Redemption. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI NETHERLANDS INDEX FUND

Regular Holidays. The dates of the regular Netherlands holidays in the calendar year 2005 are as follows:

Jan 1	May 5

Mar 25	May 16

Mar 28	Dec 25

Apr 30	Dec 26

Redemption. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI PACIFIC EX JAPAN INDEX FUND

Regular Holidays. The dates of the regular Australian, Hong Kong, New Zealand and Singaporean holidays in the calendar year 2005 are as follows:

Australia
Jan 1	Mar 28	Oct 3

Jan 3	Apr 25	Dec 25

Jan 26	Jun 13	Dec 26

Mar 25	Aug 1	Dec 27

Hong Kong
Jan 1	Mar 25	May 2	Sep 19	Dec 26

Feb 9	Mar 28	May 16	Oct 1	Dec 27

Feb 10	Apr 5	Jun 11	Oct 11

Feb 11	May 1	Jul 1	Dec 25

New Zealand
Jan 3	Feb 6	Jun 6

Jan 4	Mar 25	Oct 24

Jan 24	Mar 28	Dec 26

Jan 31	Apr 25	Dec 27

Singapore
Jan 1	Mar 25	Nov 1

Jan 21	May 1	Nov 3

Feb 9	May 22	Dec 25

Feb 10	Aug 9	Dec 26

Redemption. The Company is not aware of a redemption request over any Australian, Hong Kong, New Zealand or Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI SINGAPORE INDEX FUND

Regular Holidays. The dates of the regular Singaporean holidays in the calendar year 2005 are as follows:

Jan 1	Mar 25	Nov 1

Jan 21	May 1	Nov 3

Feb 9	May 22	Dec 25

Feb 10	Aug 9	Dec 26

Redemption. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI SOUTH AFRICA INDEX FUND

Regular Holidays. The dates of the regular South African holidays in the calendar year 2005 are as follows:

Jan 1	Apr 27	Sep 24

Mar 21	May 2	Dec 16

Mar 25	Jun 16	Dec 25

Mar 28	Aug 9	Dec 26

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2004):

Redemption Request Date	Redemption Settlement Date(R)	Settlement Period
3/14/2005	3/22/2005	R+8
3/15/2005	3/23/2005	R+8
3/16/2005	3/24/2005	R+8
3/17/2005	3/29/2005	R+12
3/18/2005	3/30/2005	R+12
3/22/2005	3/31/2005	R+9
3/23/2005	4/1/2005	R+9
3/24/2005	4/4/2005	R+11

In the calendar year 2005, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

iSHARES MSCI SOUTH KOREA INDEX FUND

Regular Holidays. The dates of the regular South Korean holidays in the calendar year 2005 are as follows:

Jan 1	Mar 1	May 15	Sep 17	Dec 25

Feb 8	Apr 5	Jun 6	Sep 18

Feb 9	May 1	Jul 17	Sep 19

Feb 10	May 5	Aug 15	Oct 3

Redemption. The Company is not aware of a redemption request over any South Korean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI SPAIN INDEX FUND

Regular Holidays. The dates of the regular Spanish holidays in the calendar year 2005 are as follows:

Jan 1	Aug 15	Dec 8

Jan 6	Oct 12	Dec 25

Mar 25	Nov 1

May 1	Dec 6

Redemption. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI SWEDEN INDEX FUND

Regular Holidays. The dates of the regular Swedish holidays in the calendar year 2005 are as follows:

Jan 1	May 1	Dec 25

Jan 6	May 5	Dec 26

Mar 25	May 16

Mar 28	Jun 24

Redemption. The Company is not aware of a redemption request over any Swedish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI SWITZERLAND INDEX FUND

Regular Holidays. The dates of the regular Swiss holidays in the calendar year 2005 are as follows:

Mar 25	Aug 1

Mar 28	Dec 26

May 5

May 16

Redemption. The Company is not aware of a redemption request over any Swiss holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI TAIWAN INDEX FUND

Regular Holidays. The dates of the regular Taiwanese holidays in the calendar year 2005 are as follows:

Jan 1	Feb 11	Jun 11

Feb 8	Feb 28	Sep 18

Feb 9	Apr 5	Oct 10

Feb 10	May 1

Redemption. The Company is not aware of a redemption request over any Taiwanese holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

iSHARES MSCI UNITED KINGDOM INDEX FUND

Regular Holidays. The dates of the regular United Kingdom holidays in the calendar year 2005 are as follows:

Jan 1	May 30

Mar 25	Aug 29

Mar 28	Dec 26

May 2	Dec 27

Redemption. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2005.

BGI-F-030-12004

PART C

OTHER INFORMATION

ITEM 22. EXHIBITS

Exhibit Number	Description
(a.1)	Registrant’s Amended and Restated Articles of Incorporation. (1)

(a.2)	Registrant’s Articles of Amendment. (4)

(a.3)	Registrant’s Articles Supplementary. (8)

(a.4)	Registrant’s Articles of Amendment. (9)

(a.5)	Registrant’s Articles Supplementary. (11)

(b.1)	Registrant’s Amended By-Laws. (1)

(b.2)	Registrant’s Amendment No. 1 to Amended By-Laws. (5)

(c.)	None.

(d.1)	Form of Investment Management Agreement between Registrant and Barclays Global Fund Advisors. (14)

(d.2)	Form of Amended Schedule A to Investment Management Agreement. (11)

(e.1)	Distribution Agreement between Registrant and SEI Investments Distribution Co. (10)

(e.2)	Amended Exhibit A to Distribution Agreement. (11)

(e.3)	Form of Authorized Participant Agreement. (16)

(e.4)	Authorized Participant Agreement for Merrill Lynch. (3)

(e.5)	Form of Sales and Investor Services Agreement. (10)

(f.)	None.

(g.1)	Custody Agreement between Registrant and The Chase Manhattan Bank. (11)

(g.2)	Amended Appendix 2 to Custody Agreement. (11)

(g.3)	Custodian Agreement between Registrant and Investors Bank & Trust Company (15)

(h.1)	Amended Administration and Accounting Services Agreement between Registrant and PFPC Inc. (6)

(h.2)	Amended Exhibit A to Amended Administration and Accounting Services Agreement between Registrant and PFPC Inc. (11)

(h.3)	Administration Agreement between Registrant and Investors Bank & Trust Company. (15)

(h.4)	Transfer Agency Services Agreement between Registrant and PNC Bank, National Association. (3)

(h.5)	Amendment to Transfer Agency Services Agreement between Registrant and PNC Bank, National Association. (5)

(h.6)	Amended Exhibit A to Transfer Agency Services Agreement between Registrant and PNC Bank, National Association. (11)

(h.7)	Transfer Agency and Service Agreement between Registrant and Investors Bank & Trust Company. (15)

(h.8)	Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indices. (10)

(h.9)	Sub-Administration Agreement between Registrant and Morgan Stanley Trust Company. (6)

(h.10)	Assignment Letter among Morgan Stanley Trust Company, Morgan Stanley & Co. Incorporated and PFPC Inc. (7)

(h.11)	Amended Exhibit A to Sub-Administration Agreement. (11)

(h.12)	Securities Lending Agreement between Registrant and The Chase Manhattan Bank. (11)

(h.13)	Amended Schedule A to Securities Lending Agreement between Registrant and The Chase Manhattan Bank. (11)

(h.14)	Securities Lending Agreement between Registrant and Investors Bank & Trust Company. (15)

(i.)	Legal Opinion and Consent of Counsel. (17)

(j.)	Consent of Independent Auditors (17)

(k.)	None.

(l.1)	Subscription Agreement between the Registrant and Funds Distributor, Inc. (2)

(l.2)	Letter of Representations among the Registrant, Depository Trust Company (“DTC”) and Morgan Stanley Trust Company. (1)

(l.3)	Letter of Representations between the Registrant and DTC. (10)

(l.4)	Letter of Representations between the Registrant and DTC. (12)

(m.)	Amended Plan of Distribution pursuant to Rule 12b-1. (14)

(n.)	None.

(o.)	Not applicable, as Registrant is an open-end fund.

(p.1)	Code of Ethics of the Registrant. (16)

(p.2)	Code of Ethics of Barclays Global Fund Advisors. (9)

(q.1)	Powers of Attorney. (14)

(q.2)	Power of Attorney. (16)

(q.3)	Power of Attorney. (17)

(1)	Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2, filed March 1, 1996, to the Company’s initial registration statement on Form N-1A filed on September 29, 1995 (the “Registration Statement”).
(2)	Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed on March 6, 1999.
(3)	Exhibit is incorporated herein by reference to Post-Effective Amendment (“PEA”) No. 1 to the Registration Statement, filed on October 30, 1996.
(4)	Exhibit is incorporated herein by reference to PEA No. 2 to the Registration Statement, filed on December 27, 1996.
(5)	Exhibit is incorporated herein by reference to PEA No. 8 to the Registration Statement, filed on August 27, 1997.
(6)	Exhibit is incorporated herein by reference to PEA No. 10 to the Registration Statement, filed on October 29, 1997.
(7)	Exhibit is incorporated herein by reference to PEA No. 12 to the Registration Statement, filed on November 25, 1998.
(8)	Exhibit is incorporated herein by reference to PEA No. 16 to the Registration Statement, filed on December 22, 1999.
(9)	Exhibit is incorporated herein by reference to PEA No. 17 to the Registration Statement, filed on November 3, 2000.
(10)	Exhibit is incorporated herein by reference to PEA No. 18 to the Registration Statement, filed on December 30, 2000.
(11)	Exhibit is incorporated herein by reference to PEA No. 19 to the Registration Statement, filed on July 16, 2001.
(12)	Exhibit is incorporated herein by reference to PEA 21 to the Registration Statement, filed on October 22, 2001.
(13)	Exhibit is incorporated herein by reference to PEA 22 to the Registration Statement, filed on November 1, 2001.
(14)	Exhibit is incorporated herein by reference to PEA 24 to the Registration Statement, filed on September 19, 2002.
(15)	Exhibit is incorporated herein by reference to PEA 26 to the Registration Statement, filed on December 30, 2002.
(16)	Exhibit is incorporated herein by reference to PEA 27 to the Registration Statement, filed on December 30, 2003.
(17)	Filed herein.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

iShares MSCI Index Fund	Name and Address	Percentage of Ownership
United Kingdom	Goldman, Sachs & Co.	43.17%

ITEM 24. INDEMNIFICATION.

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed on January 15, 1997.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Fund is advised by Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), 45 Fremont Street, San Francisco, CA 94105. BGFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position	Principal Business(es) During the Last Two Fiscal Years

Blake Grossman Chairman	Director and Chairman of the Board of Directors of BGFA and Chief Executive Officer and Director of BGI 45 Fremont Street, San Francisco, CA 94105

Frank Ryan Officer	Chief Financial Officer of BGFA and Chief Financial Officer and Cashier of BGI 45 Fremont Street, San Francisco, CA 94105

Richard Ricci Director	Director and Chief Operating Officer of BGFA and BGI 45 Fremont Street, San Francisco, CA 94105

ITEM 26. PRINCIPAL UNDERWRITERS

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust

SEI Liquid Asset Trust

SEI Tax Exempt Trust

SEI Index Funds

SEI Institutional Managed Trust

SEI Institutional International Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

SEI Institutional Investments Trust

HighMark Funds

Expedition Funds

Oak Associates Funds

The Nevis Fund, Inc.

CNI Charter Funds

Amerindo Funds Inc.

iShares Trust

JohnsonFamily Funds, Inc.

The MDL Funds

Causeway Capital Management Trust

The Japan Fund, Inc.

TT International USA Master Trust

TT International USA Feeder Trust

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Carl A. Guarino	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin Barr	President & Chief Executive Officer	—
Maxine Chou	Chief Financial Officer & Treasurer	—
Mark Greco	Chief Operations Officer	—
John Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Assistant Secretary	—
Robert Silvestri	Senior Financial Officer	—
Michael Farrell	Vice President	—
Maria Rinehart	Vice President	—

(c) Not applicable.

Item 27. LOCATION OF ACCOUNTS AND RECORDS

(a) The Fund maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, the “Records”) at the offices of Investors Bank & Trust, 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as advisor at 45 Fremont Street, San Francisco, CA, 94105.

(c) SEI Investments Distribution Company maintains all Records relating to its services as distributor at 1 Freedom Valley Drive, Oaks, PA 19456.

(d) IBT maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

ITEM 28. MANAGEMENT SERVICES.

Not applicable.

ITEM 29. UNDERTAKINGS.

(a) The Company hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Company’s outstanding shares of common stock and, in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on the 29th day of December, 2004.

By:
Lee T. Kranefuss*
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

By:
Lee T. Kranefuss*
Director and President
Date: December 29, 2004

John B. Carroll*
Director
Date: December 29, 2004

/s/ Michael Latham
Michael Latham
Secretary, Treasurer and Principal
Financial Officer
Date: December 29, 2004

Richard K. Lyons*
Director
Date: December 29, 2004

John E. Martinez*
Director
Date: December 29, 2004

George G. C. Parker*
Director
Date: December 29, 2004

W. Allen Reed*
Director
Date: December 29, 2004

*By:	/s/ Michael Latham
Michael Latham
Attorney in fact
Date: December 29, 2004

Power of Attorney dated February 28, 2002 for John B. Carroll, Richard K. Lyons, George G. C. Parker and W. Allen Reed is incorporated herein by reference to Post-Effective Amendment No. 24, filed September 19, 2002. Power of Attorney dated December 22, 2003 for John E. Martinez is incorporated herein by reference to Post-Effective Amendment No. 27, filed December 30, 2003. Power of Attorney dated July 19, 2004 for Lee T. Kranefuss filed herein.

Exhibit Index
(i)	Legal Opinion and Consent of Counsel.

(j)	Consent of PricewaterhouseCoopers LLC.

(q.3)	Power of Attorney.